As filed with the Securities and Exchange Commission on December 17, 2009
Registration Nos. 33-22884
811-05577

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 47	☑

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 49	☑

The Glenmede Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
4 Copley Place, 5th Floor
CPH-0326
Boston, MA 02116
(Address of Principal Executive Offices)
Registrant’s Telephone Number:
1-800-442-8299
Michael P. Malloy, Esq.
Secretary
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103-6996
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box)
☐      immediately upon filing pursuant to paragraph (b)
☐      on                      pursuant to paragraph (b)
☐      60 days after filing pursuant to paragraph (a)(i)
☑      on February 26, 2010 pursuant to paragraph (a)(i)
☐      75 days after filing pursuant to paragraph (a)(ii)
☐      on                      pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
☐      this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of Common Stock

THE GLENMEDE FUND, INC.
Prospectus
February [ ], 2010
Equity Portfolios
International Portfolio (GTCIX)
Large Cap 100 Portfolio (GTLOX)
Large Cap Growth Portfolio (GTLLX)
Large Cap Value Portfolio (GTMEX)
Long/Short Portfolio (GTAPX)
Small Cap Equity Portfolio (GTCSX)
(Advisor Shares)
Strategic Equity Portfolio (GTCEX)
Total Market Portfolio (GTTMX)
U.S. Emerging Growth Portfolio (GTGSX)
Investment Advisor
Glenmede Investment Management LP
Sub-Investment Advisor to the International Portfolio
Philadelphia International Advisors LP
The Securities and Exchange Commission has not approved or disapproved the Portfolios’ securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

SUMMARY SECTION

(GTCIX)
International Portfolio	(ticker symbol)
Investment Objective: Maximum long-term total return consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management) [1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses (include administration, custody, accounting services and similar expenses and .25% shareholder servicing fees payable to Glenmede Trust)	%

Total Annual Portfolio Operating Expenses	%

1.	Investors in the Portfolio may be clients of The Glenmede Trust Company, N.A. (“Glenmede Trust”) or its affiliated companies (“Affiliates”). The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees (“Client Fees”) charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating Client Fees.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio invests primarily in common stocks, including dividend-paying common stocks, of companies located outside the United States that Philadelphia International Advisors LP (the “Sub-Advisor”) believes are undervalued. Under normal market circumstances, the Portfolio will invest at least 65% of its total assets in the securities of companies based in at least three different countries, other than the United States.
The Sub-Advisor believes that stocks are undervalued by the stock market when the stock price becomes inexpensive relative to the company’s estimated earnings and/or dividend-paying ability over the long-term. The Sub-Advisor considers factors relating to both company and country selection in selecting stocks to buy and sell for the Portfolio. The Sub-Advisor selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on price-to-earnings, dividend yields and other operating and financial conditions. As a secondary tool, the Sub-Advisor evaluates countries primarily by analyzing a country’s valuation ratios, such as price-to-earnings and dividend yields, prospective economic growth, government policies and other factors.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in other registered investment companies, including exchange traded funds (“ETFs”), and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies —International Portfolio” in the Statement of Additional Information (“SAI”).
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Sub-Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with the risks of investing in foreign securities. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.
Value Style Risk: Although the Portfolio invests in stocks the Sub-Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.
Foreign Investment Risk: The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. The Portfolio may also enter into foreign currency exchange contracts to hedge the currency risk of portfolio securities denominated in a foreign currency.
Emerging Markets Risks: The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Securities Lending Risk: When the Portfolio lends its securities, it may experience a loss or delay in the recovery of its securities if the borrower fails to return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling
1-800-442-8299.

2000	(8.76)%
2001	(13.92)%
2002	(11.76)%
2003	35.56%
2004	22.13%
2005	13.82%
2006	26.83%
2007	6.47%
2008	(46.70)%
2009	( )%
     During the periods shown in the bar chart, the highest quarterly return was                     % (for the quarter ended                    ) and the lowest quarterly return was                     % (for the quarter ended                     ).
The table shows how the Portfolio’s average annual total returns for one, five and ten years compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the
periods ended December 31, 2009)	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes) [1]
Morningstar Foreign Large Value Average[2]

[1]	The MSCI® EAFE® Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of companies in Australia, New Zealand, Europe and the Far East.

[2]	The Morningstar Foreign Large Value Average funds invest mainly in big international stocks that are less expensive than the market as a whole. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio and Philadelphia International Advisors, LP serves as sub-advisor to the Portfolio. The Portfolio is managed by Andrew B. Williams, Robert Benthem de Grave, Frederick Herman and Peter O’Hara of Philadelphia International Advisors LP. Mr. Williams, the President, CEO and CIO of the Sub-Advisor, has been managing the Portfolio since its inception in 1992, Messrs. Benthem de Grave, Herman and O’Hara, each a Portfolio Manager of the Sub-Advisor, have managed the Portfolio since 1994, 1997 and 2000, respectively.
For important information about purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.

GTLOX
Large Cap 100 Portfolio	(ticker symbol)
Investment Objective: Maximum long-term total return consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses (include administration, custody, accounting services and similar expenses and .20% shareholder servicing fees payable to Glenmede Trust)	%

Total Annual Portfolio Operating Expenses	%

[1]	Investors in the Portfolio may be clients of Glenmede Trust or its Affiliates. The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Client Fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating Client Fees.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategies: Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in approximately 100 equity securities, such as common stocks, of U.S. large cap companies. Large cap companies include companies with market capitalizations, at the time of purchase, that are above the smallest capitalization of any stock in the Russell 1000® Index. In addition, at times, the Portfolio may make significant investments in American Depositary Receipts (“ADRs”) listed on the New York Stock Exchange (“NYSE”) and may invest in initial public offerings (“IPOs”). An IPO is a company’s first offering of stock to the public.
Glenmede Investment Management LP (the “Advisor”) uses proprietary multi-factor computer models to select stocks that the models identify as having reasonable prices, good fundamentals and rising earnings expectations. These computer models rank securities based on certain criteria, including valuation ratios, profitability and earnings-related measures.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in other registered investment companies, including ETFs, and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Large Cap 100 Portfolio” in the SAI.
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.
Frequent Trading Risk: The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.
Investment Style Risk: The Portfolio invests in securities with strong earnings growth prospects that the Advisor believes are reasonably priced. There is no guarantee that the prices of these securities will not move even lower.

ADR/Foreign Securities Risk: The Portfolio may invest in ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
IPO Risk: The market value of IPO shares could fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Portfolio’s asset base is small, a significant portion of the Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio’s assets grow, the effect of the Portfolio’s investment in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance.
Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholder’s returns. As a result, the Portfolio may miss the opportunity to realize gains or reduce losses.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Securities Lending Risk: When the Portfolio lends its securities, it may experience a loss or delay in the recovery of its securities if the borrower fails to return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling 1-800-442-8299.

2005	9.28%
2006	15.28%
2007	5.51%
2008	(37.64)%
2009	[ ] %

During the periods shown in the bar chart, the highest quarterly return was                     % (for the quarter ended                     ) and the lowest quarterly return was                     % (for the quarter ended                     ).
The table shows how the Portfolio’s average annual total returns for one year, five years and since inception compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Since Inception
Average Annual Total Returns (for the			(February 27,
periods ended December 31, 2009)	Past 1 Year	Past 5 Years	2004)
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)[1]	%	%	%
Morningstar Large Blend Average[2]	%	%	%

[1]	The Russell 1000 Index is an unmanaged, capitalization weighted total return index, which is comprised of the 1000 largest companies in the Russell 3000 Index.

[2]	The Morningstar Large Blend Average funds are fairly representative of the overall U.S. stock market in size, growth rates and price. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds’ returns are often similar to those of the S&P 500 Index.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Vladimir de Vassal, CFA, Director of Quantitative Research, and Paul T. Sullivan, Portfolio Manager, of the Advisor have managed the Portfolio since 2004.
For important information about purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.

GTLLX
Large Cap Growth Portfolio	(ticker symbol)
Investment Objective: Maximum long-term total return consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses (include administration, custody, accounting services and similar expenses and .20% shareholder servicing fees payable to Glenmede Trust)	%

Total Annual Portfolio Operating Expenses	%

[1]	Investors in the Portfolio may be clients of Glenmede Trust or its Affiliates. The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Client Fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating Client Fees.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategies: Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in approximately 50 to 90 equity securities, such as common stocks, of U.S. large cap companies. Large cap companies include companies with market capitalizations, at the time of purchase, that are above the smallest capitalization of any stock in the Russell 1000® Growth Index. The Portfolio may invest in IPOs.
The Advisor uses proprietary multi-factor computer models to select stocks that the models identify as having revenue and earnings growth potential with reasonable valuations. These computer models rank securities based on certain criteria, including valuation ratios, profitability and earnings-related measures.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in other registered investment companies, including ETFs. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Large Cap Growth Portfolio” in the SAI.
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.
Frequent Trading Risk: The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.
Growth Style Risk: The Portfolio invests in securities with strong earnings growth prospects that the Advisor believes are reasonably priced. The values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. There is no guarantee that the prices of these stocks will not move even lower.
IPO Risk: The market value of IPO shares could fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Portfolio’s asset base is small, a significant portion of the

Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio’s assets grow, the effect of the Portfolio’s investment in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance.
Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholders’ returns. As a result, the Portfolio may miss the opportunity to realize gains or reduce losses.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling
1-800-442-8299.

2005	9.08%
2006	11.15%
2007	5.90%
2008	(39.58)%
2009	[ ] %
During the periods shown in the bar chart, the highest quarterly return was           % (for the quarter ended           ) and the lowest quarterly return was           % (for the quarter ended           ).
The table shows how the Portfolio’s average annual total returns for one year, five years and since inception compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Since Inception
Average Annual Total Returns (for the			(February 27,
periods ended December 31, 2009)	Past 1 Year	Past 5 Years	2004)
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)[1]	%	%	%
Morningstar Large Growth Average[2]	%	%	%

[1]	The Russell 1000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 1000 Index with greater than average growth orientation.

[2]	The Morningstar Large Growth Average funds invest in big U.S. companies that are projected to grow faster than other large-cap stocks. This classification consists of stocks in the top 70% of the capitalization of the U.S. equity market defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields). Most of these funds focus on companies in rapidly expanding industries.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Vladimir de Vassal, CFA, Director of Quantitative Research, and Paul T. Sullivan, Portfolio Manager, of the Advisor have managed the Portfolio since 2004.
For important information about purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.

GTMEX
Large Cap Value Portfolio	(ticker symbol)
Investment Objective: Maximum long-term total return consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses (include administration, custody, accounting services and similar expenses and .20% shareholder servicing fees payable to Glenmede Trust)	%

Acquired Fund Fees and Expenses	%

Total Annual Portfolio Operating Expenses[2]	%

[1]	Investors in the Portfolio may be clients of Glenmede Trust or its Affiliates. The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Client Fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating Client Fees.

[2]	“Total Annual Portfolio Operating Expenses” do not correspond to the ratios shown in the “Financial Highlights” section in the 2009 annual report to shareholders for the Portfolio, which reflects the operating expenses of such Portfolio and does not include expenses indirectly borne by the Portfolio through investments in other investment companies (“Acquired Fund Fees and Expenses”).
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies: The Portfolio invests, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks, including dividend-paying common stocks, and preferred stocks, of primarily U.S. large cap companies that the Advisor believes are undervalued. Large cap companies include companies with market capitalizations, at the time of purchase, that are above the smallest capitalization of any stock in the Russell 1000® Value Index. In addition, at times, the Portfolio may make significant investments in ADRs listed on the NYSE.
The Advisor attempts to purchase stocks that it considers to be undervalued based on earnings power and/or asset value. The Advisor uses a quantitative computer model to help identify securities using such variables as price in relation to earnings, cash flow and assets. A stock is sold for a number of reasons, including when the Advisor considers it to be fully valued or likely to experience deterioration in underlying fundamentals.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in other registered investment companies, including ETFs, and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Large Cap Value Portfolio” in the SAI.
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.
Frequent Trading Risk: The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.
ADR/Foreign Securities Risk: The Portfolio may invest in ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Securities Lending Risk: When the Portfolio lends its securities, it may experience a loss or delay in the recovery of its securities if the borrower fails to return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling
1-800-442-8299.

2000	1.86%
2001	(8.73)%
2002	(13.77)%
2003	26.21%
2004	17.33%
2005	10.66%
2006	14.15%
2007	4.15%
2008	(34.66)%
2009	[ ] %
During the periods shown in the bar chart, the highest quarterly return was           % (for the quarter ended           ) and the lowest quarterly return was           % (for the quarter ended           ).

The table shows how the Portfolio’s average annual total returns for one, five and ten years compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the
periods ended December 31, 2009)	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1]	%	%	%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)[2]	%	%	%
Morningstar Large Value Average[3]	%	%	%

[1]	The S&P 500® Index is a market capitalization weighted index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ®. Returns are based on monthly reinvestment of distributions.

[2]	The Russell 1000 Value Index is an unmanaged capitalization weighted total return index which is comprised of those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower-forecasted growth values.

[3]	The Morningstar Large Value Average funds focus on big companies that are less expensive or growing more slowly than other large-cap stocks. These funds often feature investments in energy, financial or manufacturing sectors.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Wade Wescott, CFA, Portfolio Manager of the Advisor, has managed the Portfolio since 2008.
For important information about purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.

GTAPX
Long/Short Portfolio	(ticker symbol)
Investment Objective: Absolute return consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.20%
Other Expenses (include administration, custody, accounting services and similar expenses and .20% shareholder servicing fees payable to Glenmede Trust)	%

Short Sale Expenses	%

Total Annual Portfolio Operating Expenses	%

Fee Waivers and Expense Reimbursements[2]	%

Net Expenses[3]	%

[1]	Investors in the Portfolio may be clients of Glenmede Trust or its Affiliates. The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Client Fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating Client Fees.

[2]	The Advisor has contractually agreed to waive a portion of its Management Fee payable by the Portfolio so that after giving effect to such contractual waiver the Management Fee is 0.85%. The Advisor has also contractually agreed to waive an additional portion of its Management Fee and/or reimburse the Portfolio to the extent that total annual Portfolio operating expenses, as a percentage of such Portfolio’s average net assets, exceed 1.25% (excluding short sale dividends, prime broker interest, brokerage commissions, taxes, interest, and extraordinary expenses). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2011 and may discontinue this arrangement at any time thereafter.

[3]	“Net Expenses” excluding short sale expenses would be ___% for the Portfolio.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies: Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets in long and short positions with respect to equity securities, such as common stocks, of U.S. public companies. The Portfolio will invest in companies with market capitalizations, at the time of purchase, that are above the smallest capitalization of any stock in the Russell 3000® Index. In addition, at times, the Portfolio may invest in ADRs listed on the NYSE and in IPOs.
The Advisor’s selection of securities to buy, sell or borrow is based on a combination of proprietary multifactor computer models and fundamental analysis. The computer models rank securities based on certain criteria, including valuation ratios, profitability and earnings related measures, and other models focus on risk analysis and overall portfolio characteristics. The Advisor takes long positions in securities and derivatives on those securities that the models identify as undervalued and more likely to appreciate, and takes short positions in equity securities that the Advisor identifies as overvalued and more likely to depreciate. The Advisor will determine the size of each long or short position and its impact on the risk to the overall portfolio. The frequency and size of short sales will vary substantially in different periods as market opportunities change. Under normal circumstances, the Portfolio will generally have an operating target of 60-140 long positions that may range from 75% to 100% of net assets and 40-120 short positions that may range from 50% to 95% of net assets from time to time.
The Portfolio may use derivatives such as swaps, options, futures and options on futures to manage risks inherent in its portfolio and to increase its return. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset such as a security or an index.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in other registered investment companies, including ETFs, and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Long/Short Portfolio” in the SAI.
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.
Short Sales Risk: The Portfolio’s short positions involve a form of leveraging of the Portfolio’s assets, and may involve more risk than other funds that do not engage in short selling. The Portfolio’s short positions may result in a loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed security. This potential loss is unlimited because the loss increases as the price of the security sold short rises, and the price may rise indefinitely. The use of short sales may cause the Portfolio to have higher expenses than those of other equity mutual funds because of higher transaction costs, premiums, interest or dividends payable to the lender. Market or other factors may prevent the Portfolio from initiating or closing out a short position at the most desirable time or at a favorable price.
Until the Portfolio replaces a borrowed security, it is required to pledge assets with the lender as collateral and to segregate an amount of liquid assets with its custodian to cover the Portfolio’s short position marked-to-market daily. Therefore, short sales involve credit exposure to the lender that executes the short sale. In addition, segregated assets cannot be sold while the position it is covering is outstanding, unless it is replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could affect its portfolio management as well as the ability of the Portfolio to meet redemption requests or other current obligations.
Frequent Trading Risk: The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.
Derivatives Risk: The Portfolio’s use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. The price of swaps can be very volatile and result in losses to the Portfolio. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
ADR/Foreign Securities Risk: The Portfolio may invest in ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
IPO Risk: The market value of IPO shares could fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Portfolio’s asset base is small, a significant portion of the Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio’s assets grow, the effect of the Portfolio’s investment in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Securities Lending Risk: When the Portfolio lends its securities, it may experience a loss or delay in the recovery of its securities if the borrower fails to return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio’s performance would be reduced. Updated performance information is available by visiting www.glenmede.com or by calling
1-800-442-8299.

2007	(0.83)%
2008	(12.13)%
2009	[ ] %
During the period shown in the bar chart, the highest quarterly return was           % (for the quarter ended           ) and the lowest quarterly return was           % (for the quarter ended           ).
The table shows how the Portfolio’s average annual total returns for one year and since inception compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Since Inception
Average Annual Total Returns (for the		(September 26,
periods ended December 31, 2009)	Past 1 Year	2006)
Return Before Taxes	%	%
Return After Taxes on Distributions	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)[1]	%	%
Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)[2]
Morningstar Long/Short Average[3]	%	%

[1]	The Russell 3000 Index is an unmanaged capitalization weighted total return index, which is comprised of the 3,000 largest U.S. companies based on total market capitalization.

[2]	The Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue.

[3]	The Morningstar Long/Short Average funds aim to deliberately exploit market movements through the use of a variety of derivative instruments. These can include (but are not limited to) futures, options, swaps, short sells along with physical positions.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Vladimir de Vassal, CFA, Director of Quantitative Research, and Paul T. Sullivan, Portfolio Manager, of the Advisor, have managed the Portfolio since 2006.
For important information about purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.

GTCSX
Small Cap Equity Portfolio
(Advisor Shares)	(ticker symbol)
Investment Objective: Long-term capital appreciation consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Advisor Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses (include administration, custody, accounting services and similar expenses and .25% shareholder servicing fees payable to Glenmede Trust)	%

Acquired Fund Fees and Expenses	%

Total Annual Portfolio Operating Expenses[2]	%

[1]	Investors in the Portfolio may be clients of Glenmede Trust or its Affiliates. The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Client Fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating Client Fees.

[2]	“Total Annual Portfolio Operating Expenses” do not correspond to the ratios shown in the “Financial Highlights” section in the 2009 annual report to shareholders for the Portfolio, which reflects the operating expenses of such Portfolio and does not include Acquired Fund Fees and Expenses
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies: Under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks and preferred stocks, of U.S. small cap companies that the Advisor believes are undervalued. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000® Index at its last rebalancing.
The Advisor uses a combination of quantitative and fundamental research to select securities. The Advisor uses a quantitative proprietary multi-factor computer model which identifies a list of attractive securities having revenue and earnings growth potential with reasonable valuations, then applies fundamental research to select which securities to buy and sell for this Portfolio.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in other registered investment companies, including ETFs, and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Small Cap Equity Portfolio” in the SAI.
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.
Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.
Small Cap Risk: The Portfolio is subject to the risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Securities Lending Risk: When the Portfolio lends its securities, it may experience a loss or delay in the recovery of its securities if the borrower fails to return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio’s Advisor Shares has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling 1-800-442-8299.

2000	15.25%
2001	10.72%
2002	(11.09)%
2003	34.54%
2004	21.33%
2005	4.50%
2006	15.70%
2007	4.59%
2008	(36.72)%
2009	[ ] %
During the periods shown in the bar chart, the highest quarterly return was           % (for the quarter ended           ) and the lowest quarterly return was           % (for the quarter ended           ).
The table shows how the average annual total returns for one, five and ten years of the Portfolio’s Advisor Shares compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the
periods ended December 31, 2009)	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1]	%	%	%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)[2]	%	%	%
Morningstar Small Blend Average[3]	%	%	%

[1]	The S&P 500® Index is a market capitalization weighted index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ®. Returns are based on monthly reinvestment of distributions.

[2]	The Russell 2000 Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

[3]	The Morningstar Small Blend Average funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Robert J. Mancuso, CFA, Portfolio Manager, and Christopher J. Colarik, Portfolio Manager, of the Advisor have managed since 1996 and 2001, respectively.
For important information about purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.

GTCEX
Strategic Equity Portfolio	(ticker symbol)
Investment Objective: Maximum long-term total return consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses (include administration, custody, accounting services and similar expenses and .20% shareholder servicing fees payable to Glenmede Trust)	%

Total Annual Portfolio Operating Expenses[2]	%

[1]	Investors in the Portfolio may be clients of Glenmede Trust or its Affiliates. The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Client Fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating Client Fees.

[2]	“Other Expenses” include Acquired Fund Fees and Expenses of less than 0.01% of the Portfolio’s average net assets.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategies: Under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowing for investment purposes) in equity securities, such as common stocks, preferred stocks and securities convertible into common and preferred stocks, of U.S. companies. The Portfolio may also invest in foreign securities.
The Advisor’s selection of securities to buy and sell is based on a combination of proprietary multi-factor computer models and fundamental analysis to select securities that appear to the Advisor to be reasonably priced and have revenue and earnings growth potential that the Advisor believes is greater than the stock market in general. The computer models rank securities based on certain criteria including valuation ratios, profitability and earnings growth potential. Then the Advisor applies fundamental analysis to assess a company’s business model and revenue, earnings and cash flow growth rates.
The Advisor attempts to minimize the impact of Federal and state income taxes on shareholders’ returns by, for example, investing in stocks with low dividend yields and in companies with above average earnings predictability and stability, holding stocks for several years and selling depreciated securities to offset realized capital gains.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in other registered investment companies, including ETFs, and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Strategic Equity Portfolio” in the SAI.
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.
Foreign Investment Risk: The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholders’ returns. As a result, this Portfolio may miss the opportunity to realize gains or reduce losses.
Investment Style Risk: The Portfolio invests in securities with strong earnings growth prospects that the Advisor believes are reasonably priced. There is no guarantee that the prices of these stocks will not move even lower.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Securities Lending Risk: When the Portfolio lends its securities, it may experience a loss or delay in the recovery of its securities if the borrower fails to return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling 1-800-442-8299.

2000	(6.88)%
2001	(12.72)%
2002	(22.57)%
2003	19.11%
2004	11.29%
2005	4.56%
2006	13.21%
2007	10.76%
2008	(36.08)%
2009	[ ] %
During the periods shown in the bar chart, the highest quarterly return was           % (for the quarter ended           ) and the lowest quarterly return was           % (for the quarter ended           ).
The table shows how the Portfolio’s average annual total returns for one, five and ten years compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their

Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the
periods ended December 31, 2009)	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1]	%	%	%
Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)[2]	%	%	%
Morningstar Large Growth Average [3]	%	%	%

[1]	The S&P 500® Index is a market capitalization weighted index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ®. Returns are based on monthly reinvestment of dividends.

[2]	The Dow Jones Industrial AverageSM is a price weighted average of 30 blue chip stocks. The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends, and substitutions of stock.

[3]	The Morningstar Large Growth Average funds invest in big U.S. companies that are projected to grow faster than other large-cap stocks. This classification consists of stocks in the top 70% of the capitalization of the U.S. equity market defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields). Most of these funds focus on companies in rapidly expanding industries. Morningstar recently changed the categorization of the Portfolio to the Large Growth category. Previously, the Portfolio was included in the Morningstar Large Blend category.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Peter J. Zuleba, III, CFA, Director of Equity Management of the Advisor, has managed the Portfolio since 2004.
For important information about purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.

GTTMX
Total Market Portfolio	(ticker symbol)
Investment Objective: Long-term capital appreciation consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.20%
Other Expenses (include administration, custody, accounting services and similar expenses and .20% shareholder servicing fees payable to Glenmede Trust)	%

Short Sale Expenses	%

Total Annual Portfolio Operating Expenses	%

Fee Waivers and Expense Reimbursements[2]	%

Net Expenses[3]	%

[1]	Investors in the Portfolio may be clients of Glenmede Trust or its Affiliates. The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Client Fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating Client Fees.

[2]	The Advisor has contractually agreed to waive a portion of its Management Fee payable by the Portfolio so that after giving effect to such contractual waiver the Management Fee is 0.85%. The Advisor has also contractually agreed to waive an additional portion of its Management Fee and/or reimburse the Portfolio to the extent that total annual Portfolio operating expenses, as a percentage of such Portfolio’s average net assets, exceed 1.25% (excluding short sale dividends, prime broker interest, brokerage commissions, taxes, interest, and extraordinary expenses). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2011 and may discontinue this arrangement anytime thereafter.

[3]	“Net Expenses” excluding short sale expenses would be ___% for the Portfolio.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [ ]% of the average value of its portfolio.
Principal Investment Strategies: Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets in long and short positions with respect to equity securities, such as common stocks, of U.S. public companies. The Portfolio will invest in companies with market capitalizations, at the time of purchase, that are above the smallest capitalization of any stock in the Russell 3000® Index. In addition, at times, the Portfolio may invest in ADRs listed on the NYSE and IPOs.
The Advisor’s selection of securities to buy, sell or borrow is based on a combination of proprietary multifactor computer models and fundamental analysis. The computer models rank securities based on certain criteria, including valuation ratios, profitability and earnings related measures, and other models focus on risk analysis and overall portfolio characteristics. The Advisor takes long positions in equity securities that the models identify as undervalued and more likely to appreciate, and takes short positions in equity securities that the Advisor identifies as overvalued and more likely to depreciate. The Advisor will determine the size of each long or short position and its impact on the risk to the overall portfolio. The frequency and size of short sales will vary substantially in different periods as market opportunities change. Under normal circumstances, the Portfolio will generally have an operating target of 60-140 long positions that may range from 100% to 150% of net assets, and 40-100 short positions that may range from 0% to 50% of net assets, from time to time.
The Portfolio may borrow money from banks up to one-third of its total assets (including the amount borrowed) and may invest the proceeds in common stocks and other permissible investments.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in other registered investment companies, including ETFs, and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Total Market Portfolio” in the SAI.
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.
Short Sales Risk: The Portfolio’s short positions involve a form of leveraging of the Portfolio’s assets, and may involve more risk than other funds that do not engage in short selling. The Portfolio’s short positions may result in a loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed security. This potential loss is unlimited because the loss increases as the price of the security sold short rises, and the price may rise indefinitely. The use of short sales may cause the Portfolio to have higher expenses than those of other equity mutual funds because of higher transaction costs, premiums, interest or dividends payable to the lender. Market or other factors may prevent the Portfolio from initiating or closing out a short position at the most desirable time or at a favorable price. In addition, the investment of cash proceeds from a short position in equity securities or other investments may increase further the volatility of the Portfolio’s net asset value and investment performance, and may result in greater potential investment losses.
Until the Portfolio replaces a borrowed security, it is required to pledge assets with the lender as collateral and to segregate an amount of liquid assets with its custodian to cover the Portfolio’s short position marked-to-market daily. Therefore, short sales involve credit exposure to the lender that executes the short sale. In addition, segregated assets cannot be sold while the position it is covering is outstanding, unless it is replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could affect its portfolio management as well as the ability of the Portfolio to meet redemption requests or other current obligations.
Frequent Trading Risk: The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.
ADR/Foreign Securities Risk: The Portfolio may invest in ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
IPO Risk: The market value of IPO shares could fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Portfolio’s asset base is small, a significant portion of the

Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio’s assets grow, the effect of the Portfolio’s investment in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance.
Borrowing Risk: The Portfolio may borrow money from banks for investment purposes. Such borrowing activities will exaggerate any increase or decrease in the net asset value of the Portfolio. In addition, the interest which the Portfolio must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Portfolio. The Portfolio may lose money as a result of its borrowing activities.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Securities Lending Risk: When the Portfolio lends its securities, it may experience a loss or delay in the recovery of its securities if the borrower fails to return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio’s performance would be reduced. Updated performance information is available by visiting www.glenmede.com or by calling 1-800-442-8299.

2007	(2.82)%
2008	(34.70)%
2009	[ ] %
During the period shown in the bar chart, the highest quarterly return was           % (for the quarter ended           ) and the lowest quarterly return was           % (for the quarter ended           ).
The table shows how the Portfolio’s average annual total returns for one year and since inception compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Since Inception
Average Annual Total Returns (for the		(December 21,
periods ended December 31, 2009)	Past 1 Year	2006)
Return Before Taxes	%	%
Return After Taxes on Distributions	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)[1]	%	%
Morningstar Large Blend Average[2]	%	%

[1]	The Russell 3000 Index is unmanaged capitalization weighted total return index, which is comprised of the 3,000 largest U.S. companies based on total market capitalization.

[2]	Morningstar Large Blend Average funds are fairly representative of the overall U.S. stock market in size, growth, rates and price. The blend style is assigned to funds where neither growth nor value characteristics predominate. The funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds’ returns are often similar to those of the S&P 500 Index.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Vladimir de Vassal, CFA, Director of Quantitative Research and Paul T. Sullivan, Portfolio Manager, of the Advisor have managed the Portfolio since 2006.
For important information about purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.

GTGSX
U.S. Emerging Growth Portfolio	(ticker symbol)
Investment Objective: Long-term capital appreciation consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses (include administration, custody, accounting services and similar expenses and .25% shareholder servicing fees payable to Glenmede Trust)	%

Total Annual Portfolio Operating Expenses	%

[1]	Investors in the Portfolio may be clients of Glenmede Trust or its Affiliates. The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Client Fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating Client Fees.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategies: Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks of U.S. emerging growth companies. Emerging growth companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Growth Index. In addition, at times the Portfolio may make significant investments in ADRs listed on the NYSE and IPOs.
The Advisor uses proprietary multi-factor computer models to select stocks that the models identify as having strong revenue and earnings potential, and accompanying capital growth potential. These computer models rank securities based on certain criteria, including valuation ratios, profitability and earnings-related measures.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in other registered investment companies, including ETFs, and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies —U.S. Emerging Growth Portfolio” in the SAI.
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.
Frequent Trading Risk: The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

Small Cap Risk: The Portfolio is subject to the risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.
Growth Style Risk: The values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. There is no guarantee that the prices of these stocks will not move even lower.
ADR/Foreign Securities Risk: The Portfolio may invest in ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
IPO Risk: The market value of IPO shares could fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Portfolio’s asset base is small, a significant portion of the Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio’s assets grow, the effect of the Portfolio’s investment in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance.
Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholders’ returns. As a result, the Portfolio may miss the opportunity to realize gains or reduce losses.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Securities Lending Risk: When the Portfolio lends its securities, it may experience a loss or delay in the recovery of its securities if the borrower fails to return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The

Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling 1-800-442-8299.

2000	(25.35)%
2001	(18.18)%
2002	(35.29)%
2003	41.92%
2004	6.23%
2005	9.88%
2006	12.81%
2007	(2.69)%
2008	(37.41)%
2009	[ ] %
During the periods shown in the bar chart, the highest quarterly return was           % (for the quarter ended           ) and the lowest quarterly return was           % (for the quarter ended           ).
The table shows how the Portfolio’s average annual total returns for one, five and ten years compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the
periods ended December 31, 2009)	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)[1]	%	%	%
S&P SmallCap 600 Growth Index[2]	%	%	%
Morningstar Small Growth Average[3]	%	%	%

[1]	The Russell 2000 Growth Index is an unmanaged capitalization weighted total return index, which is comprised of securities in the Russell 2000 Index with greater than average growth orientation.

[2]	S&P SmallCap 600 Growth Index is comprised of the S&P 600 Index, a market capitalization weighted index of U.S. small cap stocks with capitalizations ranging from about $300 million to $2 billion, that exhibit the strongest growth characteristics.

[3]	The Morningstar Small Growth Average funds invest in faster-growing companies whose shares are at the lower end of the market-capitalization range. This classification consists of favored companies in up-and-coming industries or young firms in their early growth stages.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Vladimir de Vassal, CFA, Director of Quantitative Research and Paul T. Sullivan, Portfolio Manager, of the Advisor have managed the Portfolio since 2005.

For important information about purchase and sale of portfolio shares, tax information and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.
Purchase and Sale of Portfolio Shares: Shares of each Portfolio are sold without a sales commission on a continuous basis to Glenmede Trust acting on behalf of its clients or the clients of its Affiliates (“Clients”), certain approved employee benefit plans and institutions, including brokers acting on behalf of their clients (the “Institutions”). There are no minimum initial or subsequent investment requirements for the Portfolios. Glenmede Trust has informed the Fund that it and its Affiliates’ minimum initial investment requirements for their Clients’ investments in the Portfolios is $1,000, which may be reduced or waived from time to time. Other Institutions may have such requirements. You may redeem shares at any time by contacting Glenmede Trust by telephone or facsimile or contacting the institution through which you purchased your shares. For more information about purchasing and selling your shares including policies and restrictions, please see “Additional Information on the Purchase and Redemption of Shares” in this prospectus and “Purchase of Shares” and “Redemption of Shares” in the SAI.
Tax Information: Each Portfolio’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see “Additional Information About Taxes” in this prospectus and “Additional Information Concerning Taxes” in the SAI.
Financial Intermediary Compensation: If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask you salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENTS
Objective, Principal Strategies and Risks
     To help you decide which Portfolio is appropriate for you, this section looks more closely at the Portfolios’ investment objectives, policies and risks. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Portfolio.
     Each Portfolio’s investment objectives and strategies may be changed by the Board of Directors (the “Board”) of The Glenmede Fund, Inc. (the “Fund”) without shareholder approval.
     Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash, various short-term instruments, such as money market securities (including commercial paper, certificates of deposit, banker’s acceptances and time deposits), U.S. Government securities and repurchase agreements. U.S. Government securities include a variety of securities issued by the U.S. Treasury or by U.S. Government-related entities. While certain U.S. Government-related entities (such as the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. To the extent that a Portfolio employs a temporary defensive strategy, it may not achieve its investment objective. A defensive position, taken at the wrong time, would have an adverse impact on that Portfolio’s performance.
International Portfolio
     The Sub-Advisor attempts to achieve the Portfolio’s objective to provide maximum long-term total return consistent with reasonable risk to principal by investing primarily in common stocks, including dividend-paying common stocks, of companies located outside the United States and that the Sub-Advisor believes are undervalued. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Norway, Sweden, Australia, Hong Kong and Singapore. Under normal market circumstances, the Portfolio will invest at least 65% of its total assets in the securities of companies based in at least three different countries, other than the United States.
     As further described in this Prospectus under the heading “Management of the Portfolio”, the Advisor has selected the Sub-Advisor to manage the Portfolio’s assets, as approved by the Board and the Portfolio’s shareholders. The Advisor monitors the performance of the Sub-Advisor.
Large Cap 100 Portfolio
     The Advisor attempts to achieve the Portfolio’s objective to provide maximum long-term total return consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, including common stocks, of U.S. large cap companies. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders.
     Large cap companies include companies with market capitalizations, at the time of purchase, that are above the smallest capitalization of any stock in the Russell 1000® Index. This amount was $___ billion as of May 31, 2009.
Large Cap Growth Portfolio
     The Advisor attempts to achieve the Portfolio’s objective to provide maximum long-term total return consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, including common stocks, of U.S. large cap companies. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. Large cap companies include companies with market capitalizations, at the time of purchase, that are above the smallest capitalization of any stock in the Russell 1000® Growth Index. This amount was $___ million as of December 31, 2009.
Large Cap Value Portfolio
     The Advisor attempts to achieve the Portfolio’s objective to provide maximum long-term total return consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, including common stocks and preferred stocks, of U.S. large cap companies that the Advisor believes are undervalued. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. Large cap companies include companies with market capitalizations, at the time of purchase, that are above the smallest capitalization of any stock in the Russell 1000® Value Index. This amount was $___ million as of December 31, 2009. The Portfolio may also purchase or write covered call and put options on appropriate securities or securities indices.
Long/Short Portfolio
     The Advisor attempts to achieve the Portfolio’s objective to provide absolute return consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks, of U.S. public companies. This is a non-fundamental investment policy that can be changed by the Board. The Portfolio invests in companies with market capitalizations, at the time of purchase, that are above the smallest capitalization of any stock in the Russell 3000® Index. This amount was $___ million as of December 31, 2009.
     There may be times when the Portfolio holds a significant portion of its assets in cash or cash equivalents as a temporary defensive measure, although the Portfolio generally intends to have all its assets invested (either long or short) in equities at all times.
     The Portfolio may use derivatives, which are financial contracts whose values depend on the values of other investments, exchange rates or indices, in connection with its long and short equity strategies to hedge and manage risk and to increase its return. In particular, the Portfolio may use index, interest rate, total return or equity swaps to establish long and short positions to offset imbalances in equity strategies. Derivatives may also include options, futures and options on futures.
     The use of derivative instruments by the Portfolio may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Some of the risks of investing in derivatives include (i) the risk that the other party to the derivative contract may fail to fulfill its obligations; (ii) the risk that the use of derivatives may reduce liquidity and make the Portfolio harder to value, especially in declining markets; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and (iv) the risk that the Portfolio may suffer disproportionately heavy losses relative to the amount invested if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or credit events. The Portfolio may invest in derivative instruments to increase total return and for hedging purposes. Investing to increase total return is considered a speculative practice and presents even greater risk of loss.
     The use of index, interest rate, equity or total return swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Long/Short Portfolio’s transactions in swaps that are deemed to be illiquid will be limited to 15% of the Portfolio’s net assets (together with other illiquid securities). Swap transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Portfolio’s direct investments in equity securities and short sales.
     Transactions in swaps can involve greater risks than if the Long/Short Portfolio had invested in securities directly since, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because swaps are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Long/Short Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may be subject to pricing or ‘‘basis’’ risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
     The prices of swaps can be volatile, and a variance in the degree of volatility or in the direction of market values or interest rates from the Advisor’s expectations may produce significant losses in the Long/Short Portfolio’s investments in the swaps. In addition, a perfect correlation between a swap and the price of its underlying index, interest rate or security may be impossible to achieve. As a result, the Advisor’s use of swaps may not be effective in fulfilling the Advisor’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Small Cap Equity Portfolio
     The Advisor attempts to achieve the Portfolio’s objective to provide long-term capital appreciation consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, including common stocks and preferred stocks, of U.S. small cap companies that the Advisor believes are undervalued. This is a non-fundamental investment policy that can be changed by the

Portfolio upon 60 days’ prior notice to shareholders. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000® Index. This amount was $___ billion as of May 31, 2009.
     Equity securities purchased by the Portfolio will be primarily traded on the various stock exchanges and NASDAQ, although the Portfolio may purchase unlisted securities and penny stocks. The securities held by the Portfolio may represent many different types of companies and industries.
Strategic Equity Portfolio
     The Advisor attempts to achieve the Portfolio’s objective to provide maximum long-term total return consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of Portfolio’s net assets (including borrowings for investment purposes) in equity securities such as common and preferred stock and securities convertible into such stock. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. Securities purchased by the Portfolio will be primarily those traded on the various stock exchanges and NASDAQ. The Portfolio may also write call and put options on appropriate securities or securities indices.
     Although the Portfolio is not a tax-exempt fund, it will use several methods to reduce the impact of Federal and state income taxes on shareholders’ returns. For example, the Portfolio:
•	attempts to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields;

•	attempts to hold taxes on realized capital gains to a minimum by investing primarily in the securities of companies with above average earnings predictability and stability which the Portfolio expects to hold for several years;

•	attempts to avoid realizing short-term capital gains; and

•	sells depreciated securities to offset realized capital gains, when consistent with its overall investment approach, thus reducing capital gains distributions.
     However, when deciding whether to sell a security, investment considerations will take precedence over tax considerations.
Total Market Portfolio
     The Advisor attempts to achieve the Portfolio’s objective to provide long-term capital appreciation consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks, of U.S. public companies. This is a non-fundamental investment policy that can be changed by the Board. The Portfolio invests in companies with market capitalizations, at the time of purchase, that are above the smallest capitalization of any stock in the Russell 3000® Index. This amount was $___ million as of December 31, 2009.
     The Portfolio intends, under normal circumstances, to have up to 10% of its assets in cash or cash equivalents.

     The Portfolio may borrow money from banks to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), including for investment purposes. This practice is known as leveraging. Borrowing for investment purposes means that the Portfolio may borrow money from a bank and invest the proceeds in common stocks and other permissible investments when the Advisor believes that the return from the investment will be greater than the interest expense paid on the borrowing. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Portfolio to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered “senior securities” (generally borrowings other than for temporary or emergency purposes). This allows the Portfolio to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to dispose of some of its portfolio holdings within three days in order to reduce the Portfolio’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.
U.S. Emerging Growth Portfolio
     The Advisor attempts to achieve the Portfolio’s objective to provide long-term capital appreciation consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, including common stocks, of U.S. emerging growth companies. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. Emerging growth companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000® Growth Index. This amount was $____ billion as of December 31, 2009.
     Equity securities purchased by the Portfolio will be primarily traded on the various stock exchanges and NASDAQ, although the Portfolio may purchase unlisted securities and penny stocks. The securities held by the Portfolio may represent many different types of companies and industries.
Foreign Securities
     The Large Cap 100, Large Cap Value, Long/Short, Total Market and U.S. Emerging Growth Portfolios may invest in ADRs, which involve risks similar to those accompanying direct investment in foreign securities. The International Portfolio may purchase securities in any foreign country, developed or underdeveloped. There are substantial risks involved in investing in foreign securities. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, and potential restrictions on the flow of international capital. The dividends payable on a Portfolio’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Portfolio’s shareholders. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities in a Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In many countries there is less publicly available information about issuers than is available in reports about companies in the United States.
     These risks are often heightened for investments by the International Portfolio in developing or emerging markets. Developing countries may also impose restrictions on the Portfolio’s ability to repatriate investment income or capital. Even without such restrictions, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. Some of the currencies in emerging markets have been devalued relative to the U.S. dollar. In many cases these devaluations have been significant. Certain developing countries impose constraints on currency exchange. Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which in turn, could affect the value of the Portfolio’s investments. While in many other emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The International Portfolio may invest in foreign securities markets which are smaller, less liquid, and subject to greater price volatility than those in the United States.
     Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could prevent the Portfolio from investing the proceeds of the sale. Inability to dispose of portfolio securities due to settlement problems could expose the Portfolio to losses due either to subsequent declines in the value of the portfolio security or, if the security has been sold, to claims by the purchaser.
     There are additional risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.
Portfolio Turnover
     The Long/Short, Total Market, Large Cap Value, Large Cap 100, Large Cap Growth and U.S. Emerging Growth Portfolios may engage in active and frequent trading of portfolio securities. High portfolio turnover may involve correspondingly greater expenses to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Higher portfolio turnover may also increase share price volatility and result in realization of taxable capital gains to shareholders with taxable accounts, including short-term capital gains, and may adversely impact a Portfolio’s after-tax returns. Trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance.
     The Advisor and Sub-Advisor evaluate the rewards and risks presented by all securities purchased by a Portfolio and how they may advance that Portfolio’s investment objective. It is possible, however, that these evaluations will prove to be inaccurate.
     In addition, under normal circumstances, the Long/Short and Total Market Portfolios’ investment selection process may result in the Advisor taking long positions in a market sector or industry that is not offset, or not offset to the same extent, by corresponding short positions in the same market sector or industry, and vice versa. This may result in increased risk and opportunity for loss should the securities in a particular market sector or industry not perform as predicted by the Advisor’s selection process.

Securities Lending
     In order to generate additional income, each Portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions. Such loans are required at all times to be continuously secured by collateral consisting of cash, securities of the U. S. Government or its agencies or letters of credit equal to at least the market value of the loaned securities. The cash collateral received may be invested in short-term investments in accordance with terms approved by the Fund’s Board. All or a portion of the cash collateral received by the Long/Short and Total Market Portfolios may be used to finance short sales. The value of the securities loaned may not exceed one-third of the value of the total assets of the Portfolio (including the loan collateral). A Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due.
Selection of Investments
     The Advisor and Sub-Advisor, respectively, evaluate the rewards and risks presented by all securities purchased by the Portfolios they manage and how they may advance the Portfolio’s investment objective. It is possible that these evaluations will prove to be inaccurate.
Short Sales
     The Long/Short and Total Market Portfolios each take a long position by purchasing a security outright. When a Portfolio takes a short position, it borrows a security and then sells the security at the current market price in anticipation that the market price of the security will decline. To complete, or close out, the short sale transaction, the Portfolio buys the same security in the market and returns it to the lender. A Portfolio makes money when the market price of the borrowed security goes down after the short sale because it will have to pay less to replace the borrowed security than it received when it sold the security short. Conversely, if the price of the security goes up after the sale, a Portfolio will lose money because it will have to pay more to replace the borrowed security than it received when it sold the security short.
     The Long/Short and Total Market Portfolios’ short selling activities are significantly different from the investment activities of, and involve more risks than, other funds that do not engage in short selling. If a security is sold short and it increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The Portfolios will also incur transaction costs in effecting short sales. The amount of gain will be decreased, and the amount of any loss increased, by the amount of the premium, interest, dividends and transaction costs a Portfolio may be required to pay in connection with the short sale. Positions in shorted securities are more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the stock plus the transaction costs. By contrast, there is no maximum attainable price of a shorted security. Therefore, the theoretical loss on securities sold short is unlimited. By contrast, the gain on a short sale, before transaction costs, is generally limited to the difference between the price at which the borrowed security is sold and the price paid to purchase the security to return it to the lender. The use of short sales may also result in a Portfolio realizing more short-term capital gains than it would if the Portfolio did not engage in short sales.
     In addition, a Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. This would occur, for example, if the lender of the borrowed security requires a Portfolio to return the security on short notice and the Portfolio is unable to borrow the security from another lender, which may require the Portfolio to purchase the borrowed security at an unfavorable price, resulting in a loss.
     Depending on the arrangement with the lender, each Portfolio may be required to pledge all or a significant portion of its assets, which may include cash collateral from securities lending activities, to the lender as collateral for the short sales. The proceeds from the short sales may be retained by the lender as collateral or the Portfolio may be permitted to use the cash proceeds to purchase additional securities or for any other purposes. Because cash proceeds are Portfolio assets which are typically used to satisfy a portion of lender’s collateral requirements for the short sale, the reinvestment of these cash proceeds may require a Portfolio to post as collateral additional securities that it owns or other assets. For these and other reasons, a Portfolio might be required to liquidate long and short positions at times that may be disadvantageous to the Portfolio.
Other Types of Investments
     This Prospectus describes each Portfolio’s principal investment strategies, and the particular types of securities which each Portfolio may select for investment. Each Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies and the risks involved are described in the SAI.
Portfolio Holdings
     A description of each Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the SAI.
PRICE OF PORTFOLIO SHARES
     The price of shares issued by each Portfolio is based on its net asset value (“NAV”). Each Portfolio’s NAV per share is determined as of the close of regular trading hours of the NYSE, currently 4:00 p.m. (Eastern Time), on each day that the Exchange is open for business. The time at which shares are priced may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. (Eastern Time). In addition, the Portfolios may determine to price their shares on weekdays that the NYSE is temporarily closed due to emergency circumstances.
     Each Portfolio’s investments generally are valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith using methods determined by the Fund’s Board, including, in the case of the International Portfolio, through the use of valuations provided by an independent valuation service. The Advisor, Sub-Advisor, as applicable, and Custodian regularly test the accuracy of the fair value prices by comparing them with values that are available from other sources. At each regularly scheduled Board meeting, a report is submitted describing any security that has been fair valued and the basis for the fair value determination. For the International Portfolio, the Advisor and Sub-Advisor provide quarterly reports to the Board regarding their evaluation of the fair values provided by the independent valuation service.
     Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted price available when assets are valued. Foreign securities may trade on days when shares of a

Portfolio are not priced; as a result, the value of such securities may change on days when you will not be able to purchase or redeem the Portfolio’s shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.
     The following are examples of situations that may constitute significant events that could render a market quotation for a specific security “not readily available” and require fair valuation of such security: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s authorized pricing sources are not able or willing to provide a price; (vi) an independent price quote from two or more broker-dealers is not available; (vii) trading of the security is subject to local government-imposed restrictions; (viii) foreign security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; (ix) natural disasters, armed conflicts, and significant government actions; (x) significant events that relate to a single issuer or to an entire market sector, such as significant fluctuations in domestic or foreign markets or between the current and previous days’ closing levels of one or more benchmark indices approved by the Board; (xi) the security’s sales have been infrequent or a “thin” market in the security exists; and/or (xii) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.
     The frequency with which a Portfolio’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Portfolio invests pursuant to its investment objective, strategies and limitations. Investments in other registered mutual funds, if any, are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).
     For the International Portfolio, the Board has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities on days when a change has occurred in the closing level of the Standard and Poor’s 500 Index by an amount approved by the Board from the previous trading day’s closing level and other criteria have been met. The Board has approved the methodology utilized to provide the fair value for foreign equity securities. The Sub-Advisor reviews the fair values provided, reviews periodically the methodology and procedures used in providing values to the Portfolio, evaluates the accuracy of the prices provided and provides quarterly reports to the Board regarding its evaluation of the fair values provided by the independent valuation service.
     Valuing a Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Portfolio’s net asset value and the prices used by other investment companies, investors and the Portfolio’s benchmark index to price the same investments.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTIONS OF SHARES
Purchase of Shares
     Each Portfolio may appoint one or more entities as their agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on an aggregated basis, to the Portfolios’ transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.
     Shares of each Portfolio are sold without a sales commission on a continuous basis to Glenmede Trust acting on behalf of Clients and to certain approved Institutions, at the NAV per share next determined after receipt, in proper order, of the purchase order by the Fund’s transfer agent. We consider orders to be in “proper order” when all required documents are properly completed, signed and received. Beneficial ownership of shares will be reflected on books maintained by Glenmede Trust or the Institutions. If you wish to purchase shares in the Fund, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.
     The Fund reserves the right, in its sole discretion, to reject any purchase order, when, in the judgment of management, such rejection is in the best interests of the Fund and its shareholders.
     Your Institution may charge you for purchasing or selling shares of a Portfolio. There is no transaction charge for shares purchased directly from a Portfolio through Glenmede Trust.
     Purchases of a Portfolio’s shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.
Redemption of Shares
     You may redeem shares of each Portfolio at any time, without cost, at the NAV per share next determined after the Fund’s transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, contact Glenmede Trust by telephone or facsimile or contact your Institution.
     You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. The Fund may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission.
     Redemption proceeds are normally paid in cash, although the Fund has the right to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.
Frequent Purchases and Redemption of Portfolio Shares
     Mutual fund market timing involves the frequent purchase and redemption of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing in a non-money market portfolio may disrupt portfolio management strategies;

harm the performance of the portfolio; dilute the value of portfolio shares held by long-term shareholders; increase brokerage and administrative costs; and for a portfolio that invests to a significant extent in foreign securities, foster time-zone arbitrage.
     The Fund does not knowingly accommodate frequent purchases and redemptions of Portfolio shares by shareholders. Pursuant to a policy adopted by the Board to discourage market timing of the Fund’s shares, the Fund has established the following procedures designed to discourage market timing of the Portfolios. The Fund will enforce its policies and procedures to discourage market timing of the Fund’s shares equitably on all shareholders. There is no guarantee that the Fund will be able to identify individual shareholders who may be market timing the Portfolios or curtail their trading activity in every instance, particularly if they are investing through financial intermediaries.
     In an effort to deter market timing in the International Portfolio, the Board has authorized the valuation of the Portfolio’s foreign equity securities based on prices provided by an independent valuation service when there has been movement in the U.S. securities markets by a certain amount from the previous trading day’s closing level and other criteria have been met.
     Shares of the Portfolios may be sold through omnibus account arrangements with financial intermediaries. Omnibus account information generally does not identify the underlying investors’ trading activity on an individual basis. In an effort to identify and deter market timing in omnibus accounts, Glenmede Trust periodically reviews trading activity at the omnibus level and will seek to obtain underlying account trading activity information from the financial intermediaries when, in Glenmede Trust’s judgment, the trading activity suggests possible market timing. Requested information relating to trading activity will be reviewed to identify accounts that may be engaged in excessive trading based on criteria established by Glenmede Trust. If this information shows that an investor’s trading activity suggests market timing, Glenmede Trust will contact the financial intermediary and follow its procedures, including but not limited to, warnings, restricting the account from further trading and/or closing the account. Financial intermediaries may also monitor their customers’ trading activities in the Portfolios using criteria that may differ from the criteria established by Glenmede Trust and there is no assurance that the procedures used by the financial intermediaries will be able to curtail excessive trading. If a third-party financial intermediary does not provide underlying account trading activity information upon request, Glenmede Trust will determine what action to take, including terminating the relationship with the financial intermediary.
DIVIDENDS AND DISTRIBUTIONS
     The Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend.
     The Portfolios normally distribute any realized net capital gains at least once a year.
     Dividends and capital gains distributions are paid in cash or reinvested in additional shares at the option of the shareholder.

ADDITIONAL INFORMATION ABOUT TAXES
     The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding Federal, state, local and/or foreign tax consequences relevant to your specific situation. Additional information about taxes is contained in the SAI.
Distributions
     Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income.
     Distributions attributable to the net capital gain of the Portfolio will be taxable to you as long-term capital gain, no matter how long you have owned your Portfolio shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.
     Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term rates. But if less than 95% of the gross income of a Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, you must have owned your Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio’s ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Portfolio’s distributions that qualify for this favorable treatment may be reduced as a result of the Portfolio’s securities lending activities (if any), a high portfolio turnover rate, or investments in debt securities or “non-qualified” foreign corporations.
     A significant amount of the Long/Short and Total Market Portfolios’ distributions may also be taxable to you at ordinary income tax rates because of the Portfolios’ high turnover rate and the types of instruments held by them.
     Distributions from a Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
     It is expected that the International Portfolio will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Portfolio may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction.
     A portion of distributions paid by a Portfolio to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Portfolio’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations.
     If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”
     It is contemplated that the Long/Short Portfolio will invest in derivative securities, including swaps, futures and options on futures, and the Long/Short and Total Market Portfolios will engage in short sales. The tax treatment of these sorts of transactions is complex and may result in the recognition by that Portfolio of significant amounts of short-term capital gain and ordinary income. This, in turn, may cause significant portions of the distributions by that Portfolio to shareholders to be taxable at ordinary income rates. Also, in some cases, these transactions may cause that Portfolio to recognize income or gain without any corresponding receipt of cash, in which case that Portfolio may have to liquidate other positions to enable it to distribute the amount of that income or gain to shareholders so as to avoid incurring corporate-level tax.
Sales and Exchanges
     You will generally recognize taxable gain or loss for Federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over 12 months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)
     Certain special tax rules may apply to losses realized in some cases. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.
IRAs and Other Tax-Qualified Plans
     The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding
     Each Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service (“IRS”) a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.
U.S. Tax Treatment of Foreign Shareholders
     For nonresident aliens, foreign corporations and other foreign investors, Portfolio distributions attributable to net long-term capital gains of a Portfolio will generally be exempt from U.S. tax, but all other Portfolio distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.
     Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in a Portfolio.
     Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in a Portfolio is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.
     All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.
State and Local Taxes
     You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Portfolio’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.
Sunset of Tax Provisions
     Some of the tax provisions described above are subject to sunset provisions. Specifically, the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate are currently scheduled to sunset after 2010.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIOS
Investment Advisor and Sub-Advisor
     Glenmede Investment Management LP, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a limited partnership, wholly-owned by Glenmede Trust, became the investment advisor to the Portfolios on January 1, 2007. From September 1, 2000 until January 1, 2007, investment advisory services were provided by Glenmede Trust’s wholly-owned subsidiary, Glenmede Advisers, Inc. (“Glenmede Advisers”). On January 1, 2007, Glenmede Advisers and the Advisor merged, and the Advisor succeeded to Glenmede Advisers’ investment adviser registration, acquired all of Glenmede Advisers’ assets and liabilities and undertook all rights, obligations and responsibilities of Glenmede Advisers under the Portfolios’ Investment Advisory Agreements and Sub-Investment Advisory Agreement. As of January 1, 2010, the Advisor had over $[ ] billion in assets under management.
     Philadelphia International Advisors LP (“Philadelphia International”), with principal offices at 1650 Market Street, Suite 1400, Philadelphia, PA 19103, serves as sub-advisor to the International Portfolio. The Sub-Advisor, a limited partnership founded in 2001, in which Glenmede Trust is a limited partner, was formed to provide investment advisory services related to international equity investments. As of December 31, 2009, the Sub-Advisor had approximately $[ ] billion of assets under management.
     Under Investment Advisory Agreements with the Fund, the Advisor, subject to the control and supervision of the Fund’s Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for each Portfolio and to place each Portfolio’s purchase and sale orders. For the International Portfolio, the Advisor manages the Portfolio through the Sub-Advisor, Philadelphia International.
     Under a Sub-Investment Advisory Agreement with the Advisor and Fund, the Sub-Advisor, subject to the control and supervision of the Advisor and the Board, and in conformance with the stated investment objectives and policies of the International Portfolio, determines in its discretion the investment decisions for the Portfolio and the securities to be purchased or sold, and provides the Advisor and the Board with records and regular reports concerning the discharge of its responsibilities. The Advisor continuously reviews, supervises and administers the investment program of the Portfolio, and monitors the services performed by the Sub-Advisor.
     For the fiscal year ended October 31, 2009, the Portfolios paid management fees to the Advisor for its investment advisory services, calculated daily and paid monthly, at the following annual percentage rates of the Portfolio’s average daily net assets, as shown in the following table.

Percentage of Average
Portfolio	Daily Net Assets
International Portfolio	.75%
Large Cap 100 Portfolio	.55%
Large Cap Growth Portfolio	.55%
Large Cap Value Portfolio	.55%
Long/Short Portfolio	1.20%
Small Cap Equity Portfolio	.55%
Strategic Equity Portfolio	.55%
Total Market Portfolio	1.20%
U.S. Emerging Growth Portfolio	.55%

*	The Advisor has contractually agreed to waive a portion of its management fees so that after giving effect to such contractual waiver, the management fees for the Long/Short and Total Market Portfolios are each 0.85%. The Advisor has also contractually agreed to waive an additional portion of its management fees and/or reimburse these Portfolios to the extent that total annual portfolio operating expenses, as a percentage of the Portfolio’s average net assets, exceed 1.25% (excluding short-sale dividends, prime broker interest, brokerage commissions, taxes, interest, and extraordinary expenses). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2011. Shareholders will be notified if the waivers or reimbursements are discontinued after that date.
     A discussion regarding the Board’s basis for approving the renewal of the Investment Advisory and Sub-Investment Advisory Agreements is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2009.
     Shareholders in the Portfolios who are clients of Glenmede Trust, or its Affiliates, pay fees which vary, depending on the capacity in which Glenmede Trust or its Affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services) (“Client Fees”). Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolios when calculating Client Fees. Shareholders in the Portfolios who are customers of other Institutions may pay fees to those Institutions.
     The Advisor and/or Glenmede Trust may pay additional compensation from time to time, out of their assets, and not as an additional charge to the Portfolios, to selected institutions that provide services to its customers who are beneficial owners of the Portfolios and other persons in connection with servicing and/or sales of Portfolio shares and other accounts managed by the Advisor or Glenmede Trust.
     The International Portfolio is managed using a team approach, which is led by Andrew B. Williams. The team consists of Mr. Williams, Robert Bentham de Grave, Frederick Herman, and Peter O’Hara. Each portfolio manager has full discretion over specific investment decisions, with Mr. Williams having final decision authority.
     Mr. Williams is the President, Chief Executive Officer and Chief Investment Officer of the Sub-Advisor and has been managing the Portfolio since it commenced operations on November 17, 1988. Since January 1, 2002, Mr. Williams has been employed by the Sub-Advisor. From May 1985 through December 2001, Mr. Williams was employed by Glenmede Advisers and Glenmede Trust as a portfolio manager. Messrs. Bentham de Grave, Herman and O’Hara have been employed by the Sub-Advisor as portfolio managers since January 2002. Prior to that time, each was a member of Glenmede Trust’s international equity team since 1994, 1997 and 2000, respectively.

     Robert J. Mancuso, CFA, Portfolio Manager of the Advisor, is primarily responsible for the management of the Small Cap Equity Portfolio, which he has managed since February 27, 1996. Mr. Mancuso has been employed by the Advisor and its predecessors as a portfolio manager since November 1992. Christopher J. Colarik, Portfolio Manager of the Advisor, assists Mr. Mancuso in the management of the Portfolio by making securities recommendations. Mr. Colarik has been employed by the Advisor and its predecessors as a portfolio manager since 2001.
     Wade Wescott, CFA, Portfolio Manager, is primarily responsible for the management of the Large Cap Value Portfolio. Mr. Wescott has been responsible for the management of the Large Cap Value Portfolio since March 12, 2008. He has been employed by the Advisor and its predecessors as a portfolio manager and research analyst since April, 2006. Prior to joining the Advisor and Glenmede Trust, Mr. Wescott served as a research analyst at Delaware Investments from April 2005 to April 2006, and as a senior research analyst at Gartmore Global Investments from July 2002 to April 2005.
     Vladimir de Vassal, CFA, Director of Quantitative Research of the Advisor, is primarily responsible for the management of the Large Cap 100, Large Cap Growth, Long/Short, Total Market and U.S. Emerging Growth Portfolios. Mr. de Vassal has been employed by the Advisor and its predecessors as a portfolio manager since 1998. Prior to that time, Mr. de Vassal served as Vice President and Director of quantitative analysis at CoreStates Investment Advisors and as Vice President of interest rate risk analysis at CoreStates Financial Corp. Paul T. Sullivan, Portfolio Manager of the Advisor, assists Mr. de Vassal in the management of the Portfolios by running portfolio optimizations and entering trades. Mr. Sullivan has been employed by the Advisor and its predecessors as a portfolio manager since 1994. Prior to that time, Mr. Sullivan was employed by SEI Investments Co. where he was a supervisor in the mutual fund accounting department.
     Peter J. Zuleba, III, CFA, Director of Equity Management of the Advisor, is primarily responsible for the management of the Strategic Equity Portfolio. Mr. Zuleba has been employed by the Advisor and its predecessors as the Director of Equity Research since 2004. Prior to that time, Mr. Zuleba was employed by J.P. Morgan Chase and Co. where he created and managed the company’s large cap growth equity strategy.
     The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Fund Portfolios they manage.
GENERAL INFORMATION
     If you have any questions regarding the Portfolios contact the Fund at the address or telephone number stated on the back cover page.

FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past 5 years or since inception for those Portfolios that have been operational for shorter periods of time. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by __________, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request.
[INSERT 2009 FINANCIAL HIGHLIGHTS]

Where to find more information
More Portfolio information is available to you upon request and without charge:
Annual and Semi-Annual Report
The Annual and Semi-Annual Reports provide additional information about the Portfolios’ investments. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.
Statement of Additional Information (SAI)
The SAI includes additional information about the Portfolios’ investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).
You can get free copies of the Portfolios’ Annual Report, Semi-Annual Report or SAI by calling or writing to the address shown below. These documents are also available on Glenmede Trust’s website at www.glenmede.com. You may also request other information about the Portfolios, and make inquiries as follows:
Write to:
The Glenmede Fund, Inc.
4 Copley Place, 5th Floor
CPH-0326
Boston, MA 02116
By phone:
1-800-442-8299
Information about the Portfolios (including the Portfolios’ SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.
The Glenmede Fund, Inc.’s Investment Company Act File No. is 811-05577
The third party marks appearing above are the marks of their respective owners.

THE GLENMEDE FUND, INC.
Prospectus
February      , 2010
Small Cap Equity Portfolio
(Institutional Shares)
(GTSCX)
Investment Advisor
Glenmede Investment Management LP
The Securities and Exchange Commission has not approved or disapproved the Portfolio’s securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

- i -

SUMMARY SECTION

Small Cap Equity Portfolio	(GTSCX)
(Institutional Shares)	(ticker symbol)
Investment Objective: Long-term capital appreciation consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses (include administration, custody, accounting services and similar expenses and .05% shareholder servicing fees payable to Glenmede Trust)	0.__	%
Acquired Fund Fees and Expenses	0.__	%

Total Annual Portfolio Operating Expenses[2]	0.__	%

1.	Investors in the Portfolio may be clients of The Glenmede Trust Company, N.A. (“Glenmede Trust”) or its affiliated companies (“Affiliates”). The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees (“Client Fees”) charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating Client Fees.

2.	“Total Annual Portfolio Operating Expenses” do not correspond to the ratios shown in the Financial Highlights section in the 2009 annual report to shareholders for the Small Cap Equity Portfolio Institutional Shares, which reflects the operating expenses of the Portfolio and does not include expenses indirectly borne by the Portfolio through investments in other investment companies (“Acquired Fund Fees and Expenses”).
Example: This Example is intended to help you compare the cost of investing in the Portfolio’s Institutional Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$—	$—	$—	$—
Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies: Under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks and preferred stocks, of U.S. small cap companies that Glenmede Investment Management LP (the “Advisor”) believes are undervalued. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000® Index at its last rebalancing.
The Advisor uses a combination of quantitative and fundamental research to select securities.  The Advisor uses a quantitative proprietary multi-factor computer model which identifies a list of attractive securities having revenue and earnings growth potential with reasonable valuations, and then applies fundamental research to select which securities to buy and sell for this Portfolio.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in other registered investment companies, including exchange traded funds (“ETFs”) and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Small Cap Equity Portfolio” in the Statement of Additional Information (“SAI”).
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you want your capital to grow over the long term, are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.
Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.
Small Cap Risk: The Portfolio is subject to the risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Securities Lending Risk: When the Portfolio lends its securities, it may experience a loss or delay in the recovery of its securities if the borrower fails to return the securities when they are due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling 1-800-442-8299.

2000	15.44%
2001	10.93%
2002	(10.88)%
2003	34.82%
2004	21.51%
2005	4.74%
2006	16.05%
2007	5.23%
2008	(36.67)%
2009	—%
During the periods shown in the bar chart, the highest quarterly return was                     % (for the quarter ended underline) and the lowest quarterly return was                     % (for the quarter ended                     ).
The table shows how the average annual total returns for one, five and ten years of the Portfolio’s Institutional Shares compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the
periods ended December 31, 2009)	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1]	%	%	%
Russell 2000 Stock Index (reflects no deduction for fees, expenses or taxes)[2]	%	%	%
Morningstar Small Blend Average[3]	%	%	%

[1]	The S&P 500® Index is a market capitalization weighted index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American stock Exchange and NASDAQ®. Returns are based on monthly reinvestment of distributions.

[2]	The Russell 2000 Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

[3]	The Morningstar Small Blend Average funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.
Investment Management: Glenmede Investment Management, LP serves as investment advisor to the Portfolio. Robert J. Mancuso, CFA, Portfolio Manager, and Christopher J. Colarik, Portfolio Manager, of the Advisor have managed the Portfolio since 1996 and 2001, respectively.
Purchase and Sale of Portfolio Shares: Institutional shares of the Portfolio are sold without a sales commission on a continuous basis to Glenmede Trust acting on behalf of its clients or the clients of its Affiliates (“Clients”) and to certain other approved institutions, including brokers acting on behalf of their clients (the “Institutions”). The minimum initial investment is $10,000,000, which may be reduced or waived in some cases from time to time. There is no minimum for subsequent investments. Other Institutions may have such requirements. You may redeem shares at any time by contacting Glenmede Trust by telephone or facsimile or contacting the institution through which you purchased your shares. For more information about purchasing and selling your shares including policies and restrictions, please see “Additional Information on the Purchase and Redemption of Shares” in this prospectus and “Purchase of Shares” and “Redemption of Shares” in the SAI.
Tax Information: The Portfolio’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see “Additional Information About Taxes” in this prospectus and “Additional Information Concerning Taxes” in the SAI.
Financial Intermediary Compensation: If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask you salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENTS
Objective, Principal Strategies and Risks
     To help you decide whether the Portfolio is appropriate for you, this section looks more closely at the Portfolio’s investment objective, policies and risks. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Portfolio.
     The Portfolio’s investment objective and strategy may be changed by the Board of Directors (the “Board”) of The Glenmede Fund, Inc. (the “Fund”) without shareholder approval.
     The Advisor attempts to achieve the Portfolio’s objective to provide long-term capital appreciation consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities of U.S. small cap companies that the Advisor believes are undervalued. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. Equity securities include common stocks and preferred stocks. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000® Index. This amount was $___ billion as of May 31, 2009.
     Equity securities purchased by the Portfolio will be primarily traded on the various stock exchanges and NASDAQ, although the Portfolio may purchase unlisted securities and penny stocks. The securities held by the Portfolio may represent many different types of companies and industries.
     The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash, various short-term instruments, such as money market securities (including commercial paper, certificates of deposit, banker’s acceptances and time deposits), U.S. government securities and repurchase agreements. U.S. government securities include a variety of securities issued by the U.S. Treasury or by U.S. Government-related entities. While certain U.S. government-related entities (such as the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. To the extent the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. A defensive position taken at the wrong time, would have an adverse impact on the Portfolio’s performance.
Securities Lending
     In order to generate additional income, the Portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions. Such loans are required at all times to be continuously secured by collateral consisting of cash, securities of the U. S. Government or its agencies or letters of credit equal to at least the market value of the loaned securities. The cash collateral received may be invested in short-term investments in accordance with terms approved by the Fund’s Board. The value of the securities loaned may not exceed one-third of the value of the total assets of the Portfolio (including the loan collateral). The Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due.

Selection of Investments
     The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio’s investment objective. It is possible, however, that these evaluations will prove to be inaccurate.
Other Types of Investments
     This Prospectus describes the Portfolio’s principal investment strategies, and the particular types of securities it may select for investment. The Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies and the risks involved are described in the SAI.
Portfolio Holdings
     A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the SAI.
PRICE OF PORTFOLIO SHARES
     The price of shares issued by the Portfolio is based on its net asset value (“NAV”). The Portfolio’s NAV per share is determined as of the close of regular trading hours of the New York Stock Exchange (the “Exchange”), currently 4:00 p.m. (Eastern Time), on each day that the Exchange is open for business. The time at which shares are priced may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. (Eastern Time). In addition, the Portfolio may determine to price its shares on weekdays that the Exchange is temporarily closed due to emergency circumstances.
     The Portfolio’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith using methods determined by the Fund’s Board. The Advisor and Custodian regularly test the accuracy of the fair value prices by comparing them with values that are available from other sources. At each regularly scheduled Board meeting, a report is submitted describing any security that has been fair valued and the basis for the fair value determination.
     The following are examples of situations that may constitute significant events that could render a market quotation for a specific security “not readily available” and require fair valuation of such security: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s authorized pricing sources are not able or willing to provide a price; (vi) an independent price quote from two or more broker-dealers is not available; (vii) trading of the security is subject to local government-imposed restrictions; (viii) foreign security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; (ix) natural disasters, armed conflicts, and significant government actions; (x) significant events that relate to a single issuer or to an entire market sector, such as significant fluctuations in domestic or foreign markets or between the current and previous days’ closing levels of one or more benchmark indices approved by the Board; (xi) the security’s sales have been infrequent or a “thin” market in the security exists; and/or (xii) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.
     The frequency with which the Portfolio’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Portfolio invests pursuant to its investment objective, strategies and limitations. Investments in other registered mutual funds, if any, are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).
     Valuing the Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate the Portfolio’s net asset value and the prices used by other investment companies, investors and the Portfolio’s benchmark index to price the same investments.
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES
     The Fund may appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on an aggregated basis, to the Fund’s transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.
Purchase of Shares
     Institutional shares of the Portfolio are sold without a sales commission on a continuous basis to Glenmede Trust acting on behalf of Clients and to certain other approved Institutions, at the NAV per share next determined after receipt, in proper order, of the purchase order by the Fund’s transfer agent. We consider orders to be in “proper order” when all required documents are properly completed, signed and received. Beneficial ownership of shares will be reflected on books maintained by Glenmede Trust or the Institutions. Glenmede Trust has informed the Fund that it and its Affiliates’ minimum and subsequent investment requirements for their Clients’ investments in the Portfolio are the same as those for the Fund. If you wish to purchase shares in the Portfolio, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.
     The Fund reserves the right, in its sole discretion, to reject any purchase order, when, in the judgment of management, such rejection is in the best interests of the Fund and its shareholders.
     Your Institution may charge you for purchasing or selling shares of the Portfolio. There is no transaction charge for shares purchased directly from the Portfolio through Glenmede Trust.
     Purchases of the Portfolio’s shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.

Redemption of Shares
     You may redeem Institutional Shares of the Portfolio at any time, without cost, at the NAV per share next determined after the Fund’s transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, contact Glenmede Trust by telephone or facsimile or contact your Institution.
     You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. The Portfolio may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission.
     Redemption proceeds are normally paid in cash, although the Fund has the right to limit each shareholder to cash redemptions of $250,000 or 1% of the Portfolio’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.
Frequent Purchases and Redemption of Portfolio Shares
     Mutual fund market timing involves the frequent purchase and redemption of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing in a non-money market portfolio may disrupt portfolio management strategies; harm the performance of the portfolio; dilute the value of portfolio shares held by long-term shareholders; increase brokerage and administrative costs; and for a portfolio that invests to a significant extent in foreign securities, foster time-zone arbitrage.
     The Fund does not knowingly accommodate frequent purchases and redemptions of Portfolio shares by shareholders. Pursuant to a policy adopted by the Board to discourage market timing of the Fund’s shares, the Fund has established the following procedures designed to discourage market timing of the Portfolio. The Fund will enforce its policies and procedures to discourage market timing of the Fund’s shares equitably on all shareholders. There is no guarantee that the Fund will be able to identify individual shareholders who may be market timing the Portfolio or curtail their trading activity in every instance, particularly if they are investing through financial intermediaries.
     Shares of the Portfolio may be sold through omnibus account arrangements with financial intermediaries. Omnibus account information generally does not identify the underlying investors’ trading activity on an individual basis. In an effort to identify and deter market timing in omnibus accounts, Glenmede Trust periodically reviews trading activity at the omnibus level and will seek to obtain underlying account trading activity information from the financial intermediaries when, in Glenmede Trust’s judgment, the trading activity suggests possible market timing. Requested information relating to trading activity will be reviewed to identify accounts that may be engaged in excessive trading based on criteria established by Glenmede Trust. If this information shows that an investor’s trading activity suggests market timing, Glenmede Trust will contact the financial intermediary and follow its procedures, including but not limited to, warnings, restricting the account from further trading and/or closing the account. Financial intermediaries may also monitor their customers’ trading activities in the Portfolio using criteria that may differ from the criteria established by Glenmede Trust and there is no assurance that the procedures used by the financial intermediaries will be able to curtail excessive trading. If a third-party financial intermediary does not provide underlying account trading activity information upon request, Glenmede Trust will determine what action to take, including terminating the relationship with the financial intermediary.

DIVIDENDS AND DISTRIBUTIONS
     The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.
     The Portfolio normally distributes any realized net capital gains at least once a year.
     Dividends and capital gains distributions are paid in cash or reinvested in additional shares at the option of the shareholder.
ADDITIONAL INFORMATION ABOUT TAXES
     The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Additional information about taxes is contained in the SAI.
Distributions
     The Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income.
     Distributions attributable to the net capital gain of the Portfolio will be taxable to you as long-term capital gain, no matter how long you have owned your Portfolio shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.
     Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, you must have owned your Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio’s ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Portfolio’s distributions that qualify for this favorable treatment may be reduced as a result of the Portfolio’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

     Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
     A portion of distributions paid by the Portfolio to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Portfolio’s securities lending activities (if any).
     If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”
Sales and Exchanges
     You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)
     Certain special tax rules may apply to losses realized in some cases. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.
IRAs and Other Tax-Qualified Plans
     The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.
Backup Withholding
     The Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders
     For nonresident aliens, foreign corporations and other foreign investors, Portfolio distributions attributable to net long-term capital gains of the Portfolio will generally be exempt from U.S. tax, but all other Portfolio distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.
     Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Portfolio.
     Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in the Portfolio is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.
     All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.
State and Local Taxes
     You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Portfolio’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.
Sunset of Tax Provisions
     Some of the tax provisions described above are subject to sunset provisions. Specifically, the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate are currently scheduled to sunset after 2010.
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIO
Investment Advisor
     Glenmede Investment Management LP, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolio. The Advisor, a limited partnership, wholly-owned by Glenmede Trust, became the investment advisor to the Portfolio on January 1, 2007. From September 1, 2000 until January 1, 2007, investment advisory services were provided by Glenmede Trust’s wholly-owned subsidiary, Glenmede Advisers, Inc. (“Glenmede Advisers”). On January 1, 2007, Glenmede Advisers and the Advisor merged, and the Advisor succeeded to Glenmede Advisers’ investment adviser registration, acquired all of Glenmede Advisers’ assets and liabilities and undertook all rights, obligations and responsibilities of Glenmede Advisers under the Portfolio’s Investment Advisory Agreement. As of January 1, 2010, the Advisor had over $      billion in assets under management.

     Under an Investment Advisory Agreement with the Fund, the Advisor, subject to the control and supervision of the Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio’s purchase and sale orders.
     For the fiscal year ended October 31, 2009, the Portfolio paid a management fee to the Advisor at an annual rate of .55% of the Portfolio’s average daily net assets. Shareholders in the Portfolio who are clients of Glenmede Trust, or its Affiliates, pay fees which vary, depending on the capacity in which Glenmede Trust or its Affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services) (“Client Fees”). Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating Client Fees.
     A discussion regarding the Board’s basis for approving the renewal of the Investment Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2009.
     The Advisor and/or Glenmede Trust may pay additional compensation from time to time, out of their assets, and not as an additional charge to the Portfolio, to selected institutions that provide services to its customers who are beneficial owners of the Portfolio and other persons in connection with servicing and/or selling of Portfolio shares and other accounts managed by the Advisor or Glenmede Trust.
     Robert J. Mancuso, CFA, Portfolio Manager of the Advisor, is the portfolio manager primarily responsible for the management of the Portfolio. Mr. Mancuso has been primarily responsible for the management of the Portfolio since February 27, 1996. Mr. Mancuso has been employed by the Advisor and its predecessors as a portfolio manager since November 1992. Christopher J. Colarik, Portfolio Manager of the Advisor, assists Mr. Mancuso in the management of the Portfolio by making securities recommendations. Mr. Colarik has been employed by the Advisor and its predecessors as a portfolio manager since 2001.
     The SAI provides additional information about Mr. Mancuso’s and Mr. Colarik’s compensation, other accounts they manage and their ownership of shares of the Portfolio.
GENERAL INFORMATION
     If you have any questions regarding the Portfolio contact the Fund at the address or telephone number stated on the back cover page.
FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by ____________, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request.

[INSERT 2009 FINANCIAL HIGHLIGHTS]

Where to find more information
More Portfolio information is available to you upon request and without charge:
Annual and Semi-Annual Report
The Annual and Semi-Annual Reports provide additional information about the Portfolio’s investments. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.
Statement of Additional Information (SAI)
The SAI includes additional information about the Portfolio’s investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).
You can get free copies of the Portfolio’s Annual Report, Semi-Annual Report or SAI by calling or writing to the address shown below. These documents are also available on Glenmede Trust’s website at www.glenmede.com. You may also request other information about the Portfolio, and make inquiries as follows:
Write to:
The Glenmede Fund, Inc.
4 Copley Place, 5th Floor
CPH-0326
Boston, MA 02116
By phone:
1-800-442-8299
Information about the Portfolio (including the Portfolio’s SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.
The Glenmede Fund, Inc.’s Investment Company Act File No. is 811-05577
The third party marks appearing above are the marks of their respective owners.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS
Prospectus
February ___, 2010
Money Market Portfolios
Government Cash Portfolio (GTGXX)
Tax-Exempt Cash Portfolio (GTCXX)
Bond Portfolios
Core Fixed Income Portfolio (GTCGX)
Muni Intermediate Portfolio (GTCMX)
New Jersey Muni Portfolio (GTNJX)
Investment Advisor
Glenmede Investment Management LP
The Securities and Exchange Commission has not approved or disapproved the Portfolios’ securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

i

SUMMARY SECTION

GTGXX
Government Cash Portfolio	(ticker symbol)

Investment Objective: Maximum current interest income consistent with the preservation of capital and liquidity.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Other Expenses (include administration, custody, accounting services and similar expenses and .10% shareholder servicing fees payable to Glenmede Trust)	0.__	%

Total Annual Portfolio Operating Expenses[2]	0.__	%

1.	The Portfolio does not pay any management fees to the Advisor. However, investors in the Portfolios must be clients of The Glenmede Trust Company, N.A. (“Glenmede Trust”) or its affiliated companies (“Affiliates”). The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees (“Client Fees”) charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio.

2.	“Other Expenses” and “Total Annual Portfolio Operating Expenses” have been restated to exclude the one time 0.02% expense related to the Portfolio’s participation in the U.S. Treasury Temporary Guarantee Program during the previous fiscal year.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Principal Investment Strategies: Under normal market circumstances, the Government Cash Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in short-term securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and enters into repurchase agreements secured by securities issued or sponsored by such entities. The Portfolio invests in securities which

Glenmede Investment Management LP (the “Advisor”) believes present minimal credit risks at the time of purchase and which mature or provide for redemption within 13 months from the date of purchase. Such securities must be rated in the two highest rating categories by a nationally recognized statistical rating organization or if unrated, determined to be of comparable quality at the time of purchase. The dollar-weighted average maturity of the Portfolio is expected to be 90 days or less.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in shares of other registered investment companies, including exchange traded funds (“ETFs”), and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Government Cash Portfolio” in the Statement of Additional Information (“SAI”).
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you seek monthly income with minimal risk to principal. The Portfolio is not appropriate for you if you are seeking a high level of monthly income or long-term total return.
Money Market Risk: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor or its affiliates to enter into support agreements or take other actions to maintain the Portfolio’s $1.00 share price.
Interest Rate Risk: The value of the Portfolio’s investments tend to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. A period of low interest rates may cause the Portfolio to have a lower or negative yield.
Credit Risk: Although the Portfolio invests in money market instruments which the Advisor believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due.
Government Agency Risk: Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Default Risk: The Portfolio may make loans through collateralized repurchase agreements and lend its securities to approved borrowers. Although loans made by the Portfolio are collateralized with the borrower’s securities or cash, the Portfolio could suffer a loss if the borrower defaults on its obligation to buy the securities back under the terms of the repurchase agreement or return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling 1-800-442-8299.

2000	6.36%
2001	4.15%
2002	1.76%
2003	1.08%
2004	1.21%
2005	3.08%
2006	4.90%
2007	5.07%
2008	2.51%
2009	%
During the periods shown in the bar chart, the highest quarterly return was      % (for the quarter ended           ) and the lowest quarterly return was      % (for the quarter(s) ended           ).
The table shows how the Portfolio’s average annual total returns for one, five and ten years compare to those of selected market indices. It is not possible to invest directly in an index.

Average Annual Total Returns (for
the Periods Ended December 31, 2009)	Past 1 Year	Past 5 Years	Past 10 Years
Government Cash Portfolio	%	%	%
iMoneyNet’s Government All Average™[1]	%	%	%
7 Day Yield as of December 31, 2009: __%

[1]	iMoneyNet’s Government All Average™ is comprised of money market funds investing in U.S. treasury securities and government agency obligations.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Michael C. Crow, Portfolio Manager of the Advisor, has managed the Portfolio since 2008.

Tax Information: The Portfolio’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see “Additional Information About Taxes” in the prospectus and “Additional Information Concerning Taxes” in this SAI.
For important information about purchase and sale of the Portfolio’s shares and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.

GTCXX
Tax-Exempt Cash Portfolio	(ticker symbol)
Investment Objective: Maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Other Expenses (include administration, custody, accounting services and similar expenses and .10% shareholder servicing fees payable to Glenmede Trust) [2]	0.__	%

Total Annual Portfolio Operating Expenses	0.__	%

1.	The Portfolio does not pay any management fees to the Advisor. However, investors in the Portfolio must be clients of Glenmede Trust or its Affiliates. The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Client Fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio.

[2]	“Other Expenses” and “Total Annual Portfolio operating Expenses” have been restated to exclude the one time 0.02% expense related to the Portfolio’s participating in the U.S. Treasury Temporary Guarantee Program during the last fiscal year. In addition, Glenmede Trust is temporarily waiving its shareholder servicing fee to the extent necessary to prevent a negative yield. This waiver is voluntary and may terminate at any time. During the most recent fiscal year the waiver was ___%, and the “Other Expenses” and “Total Annual Operating Expenses” net of the waiver were ___% and ___%, respectively.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Principal Investment Strategies: Under normal market circumstances, the Tax-Exempt Cash Portfolio will invest at least 80% of the value of its net assets (including borrowings for investment purposes) in short-term, high quality municipal obligations that pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax. The Portfolio will use its best efforts to avoid investing any of its assets in municipal obligations which pay interest that may be subject to Federal alternative minimum tax. Municipal obligations may include, for example, project and demand notes, tax, revenue or bond anticipation notes, municipal bonds, variable rate demand notes and non-rated privately placed securities.
The Portfolio invests in securities which the Advisor believes present minimal credit risks at the time of purchase and which mature or provide for redemption within 13 months from the date of purchase. Such securities must be rated in the two highest rating categories by a nationally recognized statistical rating organization or if unrated, determined to be of comparable quality at the time of purchase. The dollar-weighted average maturity of the Portfolio is expected to be 90 days or less.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in shares of other registered investment companies, including ETFs, and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Tax-Exempt Cash Portfolio” in the SAI.
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you seek monthly income with minimal risk to principal. The Portfolio is not appropriate for you if you are seeking a high level of monthly income or long-term total return.
Money Market Risk: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor or its affiliates to enter into support agreements or take other actions to maintain the Portfolio’s $1.00 share price.
Interest Rate Risk: The value of the portfolio’s investments tend to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. A period of low interest rates may cause the Portfolio to have a low or negative yield.
Credit Risk: Although the Portfolio invests in money market instruments which the Advisor believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due.
Municipal Obligation Risk: Municipal security prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, healthcare, transportation and utilities, conditions in those market sectors can affect municipal bond prices.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Default Risk: The Portfolio may lend its securities to approved borrowers. Although loans made by the Portfolio are collateralized with the borrower’s securities or cash, the Portfolio could suffer a loss if the borrower defaults on its obligation to return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling 1-800-442-8299.

2000	3.96%
2001	2.48%
2002	1.22%
2003	0.84%
2004	0.98%
2005	2.16%
2006	3.21%
2007	3.40%
2008	1.66%
2009	%
During the periods shown in the bar chart, the highest quarterly return was      % (for the quarter ended      ) and the lowest quarterly return was      % (for the quarter ended            ).
The table shows how the Portfolio’s average annual total returns for one, five and ten years compare to those of selected market indices. It is not possible to invest directly in an index.

Average Annual Total Returns (for
the Periods Ended December 31, 2009)	Past 1 Year	Past 5 Years	Past 10 Years
Tax-Exempt Cash Portfolio	%	%	%
iMoneyNet’s National Retail Tax-Free Average™[1]	%	%	%
7 Day Yield as of December 31, 2009: ___%

[1]	iMoneyNet’s National Retail Tax-Free Average™ is comprised of money market funds investing in fixed-income securities issued by state and local governments. Generally, interest payments on securities qualify for exemption from Federal income taxes. Funds may also own municipal securities subject to the alternative minimum tax.

Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Mary Ann B. Wirts, Chief Administrative Officer and a Managing Director of the Advisor, has managed the Portfolio since 1982.
Tax Information: The Portfolio’s anticipates that substantially all of its income distributions will be “exempt interest dividends,” which are exempt from Federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains. A portion of the Portfolio’s distributions may be subject to Federal income tax and/or Federal alternative minimum tax. For additional information, please see “Additional Information About Taxes” in this prospectus and “Additional Information Concerning Taxes” in the SAI.
For important information about purchase and sale of the Portfolio’s shares and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.

GTCGX
Core Fixed Income Portfolio	(ticker symbol)
Investment Objective: Maximum long-term total return consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses (include administration, custody, accounting services and similar expenses and .10% shareholder servicing fees payable to Glenmede Trust)	0.__	%

Total Annual Portfolio Operating Expenses	0.__	%

1	Investors in the Portfolio may be clients of Glenmede Trust or its Affiliates. The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Client Fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating Client Fees.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Portfolio Turnover: The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was ___% of the average value of its portfolio.
Principal Investment Strategies: Under normal market circumstances, at least 80% of the value of the Portfolio’s net assets (including borrowings for investment purposes) will be invested in fixed income securities.

The Portfolio invests primarily in mortgage-backed securities and fixed income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or other agencies or instrumentalities sponsored by the U.S. Government (collectively, “U.S. Government Securities”) and in debt obligations of domestic and foreign companies. Debt obligations of companies or other entities guaranteed by the U.S. Government, its agencies or instrumentalities are considered by the Portfolio to be obligations of the guarantor. The Portfolio may also invest in privately issued mortgage-backed securities and enter into repurchase agreements collateralized by U.S. government securities and reverse repurchase agreements. Under normal circumstances, at least 50% of the value of the Portfolio’s net assets (including borrowings for investment purposes) will be invested in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Portfolio expects to maintain a dollar-weighted average maturity of 3 to 10 years. Such securities will be rated at least A by Standard & Poor’s® Rating Group (“S&P®”) or Moody’s Investors Service, Inc. (“Moody’s”) and if unrated, determined to be of comparable quality at the time of purchase.
The Advisor purchases securities that it believes have potential for higher returns than other securities with similar characteristics and risk, considering factors such as maturity, coupon, credit and any prepayment options. The Advisor will generally sell a security for a number of reasons, including when the expected performance has been realized or to purchase another security with similar characteristics and risk but that the Advisor believes has a higher expected return.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in shares of other registered investment companies, including ETFs, that are rated investment grade (at least BBB- by S&P or Baa3 by Moody’s) or if unrated, determined to be of comparable quality at the time of purchase, and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Core Fixed Income Portfolio” in the SAI.
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The net asset value of the Portfolio will fluctuate. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you seek a regular stream of income with higher potential returns than money market funds and if you are also willing to accept more risk.
Interest Rate Risk: The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. Fixed income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater to the extent that the Portfolio invest in long-term securities.
Credit Risk: Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due. The Portfolio may invest in shares of registered investment companies rated BBB- or higher by S&P or Baa3 or higher by Moody’s or if unrated, determined to be of comparable quality at the time of purchase. Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics and are more vulnerable to adverse business or economic conditions than higher rated securities.
Government Agency Risk: Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.
Prepayment Risk: The Portfolio is subject to prepayment risk. Prepayment risk is the risk that a debt security may be paid off and the proceeds returned to the Portfolio earlier than anticipated. Depending on market conditions, proceeds may be reinvested at lower interest rates.
Frequent Trading Risk: The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and polices. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Default Risk: The Portfolio may make loans through collateralized repurchase agreements and lend its securities to approved borrowers. It may also borrow money through reverse repurchase agreements. Although loans made by the Portfolio are collateralized with the borrower’s securities or cash, the Portfolio could suffer a loss if the borrower defaults on its obligation to buy the securities back under the terms of the repurchase agreement or return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling 1-800-442-8299.

2000	10.75%
2001	8.06%
2002	10.58%
2003	2.62%
2004	4.06%
2005	2.32%
2006	3.61%

2007	6.92%
2008	7.78%
2009	%
During the periods shown in the bar chart, the highest quarterly return was      % (for the quarter ended      ) and the lowest quarterly return was      % (for the quarter ended            ).
The table shows how the Portfolio’s average annual total returns for one, five and ten years compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for
the Periods Ended December 31, 2009)	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[1]	%	%	%
Morningstar Intermediate-Term Bond Average[2]	%	%	%

1.	The Barclays Capital® U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

2.	The Morningstar Intermediate-Term Bond Average contains bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Stephen J. Mahoney, Portfolio Manager of the Advisor, has managed the Portfolio since January 1999.
Tax Information: The Portfolio’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see “Additional Information About Taxes” in this prospectus and “Additional Information Concerning Taxes” in the SAI.
For important information about purchase and sale of the Portfolio’s shares and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.

GTCMX
Muni Intermediate Portfolio	(ticker symbol)
Investment Objective: As high a level of current income exempt from Federal income tax as is consistent with preservation of capital.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Other Expenses(include administration, custody, accounting services and similar expenses and .15% shareholder servicing fees payable to Glenmede Trust)	(0.__	%)

Total Annual Portfolio Operating Expenses	0.__	%

1	The Portfolio does not pay any management fees to the Advisor. However, investors in the Portfolios must be clients of Glenmede Trust or its Affiliates. The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Client Fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolios.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Portfolio Turnover: The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was       % of the average value of its portfolio.
Principal Investment Strategies: Under normal market circumstances, the Portfolio will invest at least 80% of the value of its net assets (including borrowings for investment purposes) in intermediate and long-term obligations of the states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest that is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax.

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Portfolio expects to maintain a dollar-weighted average maturity of 3 to 10 years. The Portfolio purchases municipal obligations that the Advisor believes have the best value compared to securities of similar credit quality and maturity range. The Portfolio generally sells municipal obligations for a number of reasons, including a change in credit quality, to extend maturity, to increase yield or to raise funds to cover redemptions.
The Portfolio will invest in securities that are rated at the time of purchase within the three highest ratings assigned by Moody’s (i.e., Aaa, Aa, A) or S&P (AAA, AA, A) in the case of bonds, or rated SP-1 or higher by S&P or MIG-2 or higher by Moody’s in the case of notes. The Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security’s rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may invest in shares of other registered investment companies, including ETFs, and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Muni Intermediate and New Jersey Muni Portfolios” in the SAI.
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. The strategy that the Advisor uses may fail to produce the intended result. An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The net asset value of the Portfolio will fluctuate. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you seek a regular stream of income with higher potential returns than money market funds and if you are also willing to accept more risk.
Interest Rate Risk: The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due. Therefore, you could lose money by investing in the Portfolio. Fixed income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater to the extent that the Portfolio invest in long-term securities.
Credit Risk: Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due.
Municipal Obligation Risk: Municipal security prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, healthcare, transportation and utilities, conditions in those market sectors can affect municipal bond prices.
Government Agency Risk: Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.
Non-diversification Risk: The Portfolio is classified as non-diversified. This means that the Portfolio may invest a greater percentage of its assets in a particular issuer, and that a Portfolio’s performance will be dependent upon a smaller category of securities than a diversified portfolio. Accordingly, the Portfolio may experience greater fluctuations in net asset value and may have a greater risk of loss.
Call Risk: The Portfolio is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect a Portfolio’s value.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and polices. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Default Risk: The Portfolio may lend its securities to approved borrowers. Although loans made by the Portfolio are collateralized with the borrower’s securities or cash, the Portfolio could suffer a loss if the borrower defaults on its obligation to return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling 1-800-442-8299.

2000	7.23%
2001	5.01%
2002	8.74%
2003	3.87%
2004	2.49%
2005	1.37%
2006	3.38%
2007	4.31%
2008	2.80%
2009	%
During the periods shown in the bar chart, the highest quarterly return was      % (for the quarter ended      ) and the lowest quarterly return was      % (for the quarter ended            ).

The table shows how the Portfolio’s average annual total returns for one, five and ten years compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the Periods Ended December 31, 2009)	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	%	%	%

Return After Taxes on Distributions	%	%	%

Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
Barclays Capital Municipal 5-Year Bond Index (reflects no deduction for fees, expenses or taxes)[1]	%	%	%

Morningstar Muni Single-State Intermediate Average[2]	%	%	%
Barclays Capital Municipal 1-10 Year Blend Index (reflects no deduction for fees, expenses or taxes)[3]	%	%	%

[1]	The Barclays Capital Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market.

[2]	The Morningstar Muni Single-State Intermediate Average funds are comprised of funds that invest in bonds issued by state and local governments to fund projects. Such bonds are free from Federal taxes and from state taxes in the issuing state.

[3]	The Barclays Capital Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: The Barclays Capital Municipal 1-Year Index; Barclays Capital Municipal 3-Year Index; Barclays Capital Municipal 5-Year Index; Barclays Capital Municipal 7-Year Index; Barclays Capital Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Michael C. Crow, Portfolio Manager of the Advisor, has managed the Portfolio since 2008.
Tax Information: The Portfolio’s anticipates that substantially all of its income distributions will be “exempt interest dividends,” which are exempt from Federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains, or may be subject to the Federal alternative minimum tax. For additional information, please see “Additional Information About Taxes” in this prospectus and “Additional Information Concerning Taxes” in the SAI.
For important information about purchase and sale of the Portfolio’s shares and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.

GTNJX
New Jersey Muni Portfolio	(ticker symbol)
Investment Objective: As high a level of current income exempt from Federal income tax as is consistent with preservation of capital.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Other Expenses (include administration, custody, accounting services and similar expenses and .15% shareholder servicing fees payable to Glenmede Trust)	(0.__	%)

Total Annual Portfolio Operating Expenses	0.__	%

1	The Portfolio does not pay any management fees to the Advisor. However, investors in the Portfolios must be clients of Glenmede Trust or its Affiliates. The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Client Fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1.25% of the client’s assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolios.
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Portfolio Turnover: The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was           % of the average value of its portfolio.
Principal Investment Strategies: Under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in intermediate and long-term tax-exempt obligations of the State of New Jersey and its political subdivisions, agencies, instrumentalities and authorities, including regional governmental authorities. The Portfolio may also invest in U.S. Government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Portfolio expects to maintain a dollar-weighted average maturity of 3 to 10 years. The Portfolio purchases municipal obligations that the Advisor believes have the best value compared to securities of similar credit quality and maturity range. The Portfolio generally sells municipal obligations for a number of reasons, including a change in credit quality, to extend maturity, to increase yield or to raise funds to cover redemptions.
The Portfolio will invest in securities that are rated at the time of purchase within the three highest ratings assigned by Moody’s (i.e., Aaa, Aa, A) or S&P (AAA, AA, A) in the case of bonds, or rated SP-1 or higher by S&P or MIG-2 or higher by Moody’s in the case of notes. The Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security’s rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in shares of other registered investment companies, including ETFs, and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in this prospectus and “Investment Strategies — Muni Intermediate and New Jersey Muni Portfolios” in the Statement of Additional Information (“SAI”).
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The net asset value of the Portfolio will fluctuate. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you seek a regular stream of income with higher potential returns than money market funds and if you are also willing to accept more risk.
Interest Rate Risk: The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due. Therefore, you could lose money by investing in the Portfolio. Fixed income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater to the extent that the Portfolio invest in long-term securities.
Municipal Obligation Risk: Municipal security prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, healthcare, transportation and utilities, conditions in those market sectors can affect municipal bond prices.
State Specific Risk: Because the Portfolio primarily purchases municipal bonds from New Jersey, the Portfolio is more susceptible to the economic, political and regulatory events that affect municipal bond issuers in that state.

Government Agency Risk: Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.
Non-diversification Risk: The Portfolio is classified as non-diversified. This means that the Portfolio may invest a greater percentage of its assets in a particular issuer, and that a Portfolio’s performance will be dependent upon a smaller category of securities than a diversified portfolio. Accordingly, the Portfolio may experience greater fluctuations in net asset value and may have a greater risk of loss.
Call Risk: The Portfolios is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect a Portfolio’s value.
Credit Risk: Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due.
Registered Investment Company/ETF Risk: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and polices. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Default Risk: The Portfolio may lend its securities to approved borrowers. Although loans made by the Portfolio are collateralized with the borrower’s securities or cash, the Portfolio could suffer a loss if the borrower defaults on its obligation to return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in this prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmede.com or by calling 1-800-442-8299.

2000	7.95%
2001	5.45%
2002	8.71%
2003	3.37%
2004	2.04%
2005	1.71%
2006	3.33%
2007	4.62%
2008	3.09%
2009	%

During the periods shown in the bar chart, the highest quarterly return was      % (for the quarter ended      ) and the lowest quarterly return was      % (for the quarter ended            ).
The table shows how the Portfolio’s average annual total returns for one, five and ten years compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the Periods Ended December 31, 2009)	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	%	%	%

Return After Taxes on Distributions	%	%	%

Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
Barclays Capital Municipal 5-Year Bond Index (reflects no deduction for fees, expenses or taxes)[1]	%	%	%
Morningstar Muni Single-State Intermediate Average[2]	%	%	%

Barclays Capital Municipal 1-10 Year Blend Index (reflects no deduction for fees, expenses or taxes)[3]	%	%	%

[1]	The Barclays Capital Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market.

[2]	The Morningstar Muni Single-State Intermediate Average funds are comprised of funds that invest in bonds issued by state and local governments to fund projects. Such bonds are free from Federal taxes and from state taxes in the issuing state.

[3]	The Barclays Capital Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: The Barclays Capital Municipal 1-Year Index; Barclays Capital Municipal 3-Year Index; Barclays Capital Municipal 5-Year Index; Barclays Capital Municipal 7-Year Index; Barclays Capital Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years.
Investment Management: Glenmede Investment Management LP serves as investment advisor to the Portfolio. Michael C. Crow, Portfolio Manager of the Advisor, has managed the Portfolio since 2008.
Tax Information: The Portfolio’s anticipates that substantially all of its income distributions will be “exempt interest dividends,” which are exempt from Federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains, or may be subject to the Federal alternative minimum tax. For additional information, please see “Additional Information About Taxes” in this prospectus and “Additional Information Concerning Taxes” in the SAI.

For important information about purchase and sale of the Portfolio’s shares and financial intermediary compensation, please turn to those section headings on page ___ of this prospectus.
Purchase and Sale of Portfolio Shares: Shares of each Portfolio are sold without a sales commission on a continuous basis to Glenmede Trust acting on behalf of its clients or the clients of its Affiliates (“Clients”), certain approved employee benefit plans and institutions, including brokers acting on behalf of their clients (the “Institutions”). There are no minimum initial or subsequent investment requirements for the Portfolios. Glenmede Trust has informed the Funds that it and its Affiliates’ minimum initial investment requirements for their Clients’ investments in the Portfolios is $1,000, which may be reduced or waived from time to time. Other Institutions may have such requirements. You may redeem shares at any time by contacting Glenmede Trust by telephone or facsimile or contacting the institution through which you purchased your shares. For more information about purchasing and selling your shares including policies and restrictions, please see “Additional Information on the Purchase and Redemption of Shares” in this prospectus and “Purchase of Shares” and “Redemption of Shares” in the SAI.
Financial Intermediary Compensation: If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask you salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENTS
Objective, Principal Strategies and Risks
     To help you decide which Portfolio is appropriate for you, this section looks more closely at the Portfolios’ investment objectives, policies and risks. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Portfolio.
     The investment objectives of the Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios may be changed by the Board of Directors of The Glenmede Fund, Inc. (“Glenmede Fund”) without shareholder approval. The investment objectives of the Muni Intermediate and New Jersey Muni Portfolios may be changed by the Board of Trustees of The Glenmede Portfolios (“Glenmede Portfolios” and collectively with the Glenmede Fund, the “Funds”) without shareholder approval. Unless indicated otherwise, the investment strategies of each Portfolio may be changed by the particular Board without shareholder approval.
Money Market Portfolios
Government Cash Portfolio
     The Government Cash Portfolio attempts to achieve its objective to provide maximum current interest income consistent with the preservation of capital and liquidity, by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in short-term securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and entering into repurchase agreements secured by securities issued or sponsored by such entities. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders.
Tax-Exempt Cash Portfolio
     The Tax-Exempt Cash Portfolio attempts to achieve its objective to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity, by investing primarily in short-term, high quality municipal obligations. Municipal obligations may include the following: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes), tax-exempt commercial paper, municipal bonds, variable rate demand notes, and non-rated tax-exempt, privately placed securities. Under normal market circumstances, the Portfolio will invest at least 80% of the value of its net assets (including borrowings for investment purposes) in municipal obligations that pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax. This is a fundamental investment policy and cannot be changed without the approval of the Portfolio’s shareholders.
     Each Money Market Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political or other conditions. Such investments may include maintaining uninvested cash. To the extent a Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. A defensive position taken at the wrong time, would have an adverse impact on the Portfolio’s performance.

Investment Duration and Quality
     Each Money Market Portfolio will invest in securities maturing within 13 months from the date of purchase. While this limitation also applies to each Money Market Portfolio’s investments in repurchase agreements, securities collateralizing those repurchase agreements may bear maturities exceeding 13 months. Each Money Market Portfolio may also purchase bonds with longer final maturities if, pursuant to a demand feature, they provide for redemption within 13 months from the date of purchase. Each Money Market Portfolio’s dollar-weighted average maturity is expected to be 90 days or less.
     The Money Market Portfolios may invest only in securities which the Advisor believes present minimal credit risk at the time of purchase. Eligible securities are: (i) securities rated in the two highest rating categories of a nationally recognized statistical rating organization. If they are rated by more than one such rating agency, at least one other rating agency must rate them in one of its two highest categories; and (ii) unrated securities determined to be of comparable quality at the time of purchase.
Bond Portfolios
Core Fixed Income Portfolio
     The Core Fixed Income Portfolio attempts to achieve its objective to provide maximum long-term total return consistent with reasonable risk to principal, by investing, under normal market circumstances, at least 80% of the value of the Portfolio’s net assets (including borrowings for investment purposes) in fixed income securities. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders.
     The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political or other conditions. Such investments may include, for example, cash and short-term debt instruments which meet the Portfolio’s quality criteria. To the extent the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. A defensive position taken at the wrong time, would have an adverse impact on the Portfolio’s performance.
Muni Intermediate Portfolio and New Jersey Muni Portfolio (the “Muni Portfolios”)
     The New Jersey Muni Portfolio attempts to achieve its objective by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in intermediate and long-term tax-exempt obligations of the State of New Jersey and its political subdivisions, agencies, instrumentalities and authorities, including regional governmental authorities. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders.
     Under normal market circumstances, the Muni Portfolios will invest at least 80% of the value of their net assets (including borrowings for investment purposes) in intermediate and long-term municipal obligations that pay interest that is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax. This is a fundamental investment policy and cannot be changed without the approval of a Portfolio’s shareholders.
     Each Muni Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political or other conditions. Such investments may include, for example, cash, tax exempt money market funds and short-term instruments which meet the Portfolio’s credit criteria. To the extent a Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. A defensive position taken at the wrong time, would have an adverse impact on the Portfolio’s performance.
Investment Duration and Quality
     Each Bond Portfolio expects to maintain a dollar-weighted average maturity of 3 to 10 years.
     The Core Fixed Income Portfolio’s investments in privately issued mortgage-backed obligations, debt obligations of domestic and foreign companies, and any other publicly or privately placed U.S. Government Securities will be rated at the time of purchase at least A by S&P or Moody’s. The Portfolio’s investments in registered investment companies, including ETFs, can be rated investment grade (BBB- or higher by S&P or Baa3 or higher by Moody’s). The Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security’s rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.
     The Muni Portfolios will invest in securities that are rated at the time of purchase within the three highest ratings assigned by Moody’s (i.e., Aaa, Aa, A) or S&P (AAA, AA, A) in the case of bonds, or rated SP-1 or higher by S&P or MIG-2 or higher by Moody’s in the case of notes. Each Muni Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security’s rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.
All Bond and Money Market Portfolios
Interest Rate Risks
     Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.
     A Bond Portfolio’s dollar-weighted average maturity is a measure of how the Portfolio will react to interest rate changes. The stated maturity of a bond is the date the issuer must repay the bond’s entire principal value to an investor. A bond’s term to maturity is the number of years remaining to maturity. A Bond Portfolio does not have a stated maturity, but it does have a dollar-weighted average maturity. This is calculated by averaging the terms to maturity of bonds held by a Portfolio, with each maturity “weighted” according to the percentage of net assets it represents.
Credit Risks
     The risk that an issuer will be unable to make principal and interest payments when due is known as “credit risk.” Although U.S. Government Securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.
     On September 7, 2008, Fannie Mae and Freddie Mac (collectively the “GSEs”) were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs’ assets and property and putting them in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. The long-term effect that this conservatorship will have on the securities issued or guaranteed by the GSEs is unclear. More information about the conservatorship is in Appendix A to the SAI.
     Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.
     Ratings published by rating agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.
Securities Lending
     In order to generate additional income, each Portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions. Such loans are required at all times to be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies or letters of credit equal to at least the market value of the loaned securities. The cash collateral received may be invested in short-term investments in accordance with terms approved by the Fund’s Board. The value of the securities loaned may not exceed one-third of the value of the total assets of the Portfolio (including the loan collateral). A Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due.
Mortgage-Backed Obligations
     The Core Fixed Income Portfolio may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various government-related organizations. These organizations include the Government National Mortgage Association (whose obligations are guaranteed by the U.S. Government), and Fannie Mae and Freddie Mac (whose obligations are not guaranteed by the U.S. Government). Please refer to the discussion under “Credit Risks” above about Fannie Mae and Freddie Mac. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure. When interest rates rise, the value of mortgage-backed securities may decline and prepayments may decrease. When interest rates are declining, prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages. Any premium paid by the Portfolio on purchases of mortgage-backed securities may be lost if an underlying mortgage is prepaid. The yield of the Portfolio may be affected when it reinvests prepayments it receives.
     The Core Fixed Income Portfolio may purchase mortgage-backed securities in a “to be announced” (TBA) transaction, which is a form of “when issued” or “delayed settlement” security. No payment or delivery is made by the Portfolio in a “when issued”, “delayed settlement” or “forward delivery” transaction until the Portfolio receives payment or delivery from the other party to the transaction. Although the Portfolio receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. Consequently, the value of such securities may be less than their purchase price, presenting a possible loss of asset value. These transactions also involve the risk that the counterparty may fail to deliver the securities or cash on the settlement date. The Portfolio expects that the commitments to purchase “when issued”, “delayed settlement” or “forward delivery” securities will not exceed 30% of the value of its total assets absent unusual market circumstances. The Portfolio does not intend to purchase securities on a “when issued”, “delayed settlement” or “forward delivery” basis for speculative purposes.
Debt Obligations
     Debt obligations of domestic and foreign companies may include a broad range of fixed and variable rate bonds, debentures and notes. The Core Fixed Income Portfolio’s shares are subject to the risk of market value fluctuations. The market value of securities held by the Portfolio is expected to vary according to factors such as changes in interest rates and changes in the average weighted maturity of the Portfolio.
Municipal Revenue Obligations
     The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each invest 25% or more of its net assets in municipal obligations, which pay interest and principal from revenues of similar projects. The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each also invest up to 20% of its total assets in taxable investments including private activity bonds. Such investments involve risks presented by the laws and economic conditions relating to such projects and bonds. These securities do not carry the general obligation of the issuer and are not backed by taxing power.
     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt. The Portfolios and the Advisor rely on the opinion of bond counsel to the issuers at the time of issuance and will not review the bases for them.
     The New Jersey Muni Portfolio invests primarily in New Jersey Municipal Obligations. If New Jersey or any of its political subdivisions, agencies, instrumentalities and authorities, including regional governmental authorities, were to suffer serious financial difficulties that might jeopardize the ability to pay their obligations, the value of the Portfolio could be adversely affected.
Repurchase Agreements
     The Government Cash and Core Fixed Income Portfolios may enter into collateralized repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Such agreements can be entered into for periods of one day or for a fixed term. Under normal circumstances, the Muni Intermediate and New Jersey Muni Portfolios may each subject no more than 20% of its total assets to repurchase agreements.
     In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price. If the seller defaults on its repurchase obligation, the Portfolio holding such obligation suffers a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) is less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Portfolio might be delayed pending court action.
Reverse Repurchase Agreements
     The Core Fixed Income and Government Cash Portfolios may enter into an agreement to sell a security and simultaneously commit to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security.
     A Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to the value of its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether the Portfolio will enter into a reverse repurchase agreement.
     A Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions combined.
     The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value and the market value of the securities sold by the Portfolio may decline below the repurchase price. Neither eventuality affects the Portfolio’s responsibility to complete the transaction at full value. The Portfolio will invest the proceeds of reverse repurchase agreements in overnight repurchase agreements.
Selection of Investments
     The Advisor evaluates the rewards and risks presented by all securities purchased by a Portfolio and how they may advance the Portfolio’s investment objective. It is possible, however, that these evaluations will prove to be inaccurate.
Other Types of Investments
     This Prospectus describes each Portfolio’s principal investment strategies, and the particular types of securities which each Portfolio may select for investment. Each Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies and the risks involved are described in the SAI.
Portfolio Holdings
     A description of each Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the SAI.

PRICE OF PORTFOLIO SHARES
     The price of shares issued by each Portfolio is based on its net asset value (“NAV”). The NAV per share of each Money Market Portfolio is determined as of 12:00 noon (Eastern Time) on each day that the New York Stock Exchange (the “Exchange”) is open for business (a “Business Day”). The NAV per share of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios is determined as of the close of regular trading hours of the Exchange on each Business Day, currently 4:00 p.m. (Eastern Time). The time at which shares are priced may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. (Eastern Time). In addition, the Portfolios may determine to price their shares on weekdays that the Exchange is temporarily closed due to emergency circumstances.
Government Cash and Tax-Exempt Cash Portfolios
     For the purpose of calculating each Money Market Portfolio’s NAV per share, securities are valued at “amortized cost” as described in the SAI.
Bond Portfolios
     Marketable fixed income securities generally are priced at market value and debt securities with remaining maturities of 60 days or less generally are valued at “amortized cost.” When market quotations are not readily available or when events occur that make established valuation methods unreliable, each Bond Portfolio’s investments are valued at fair value as determined in good faith using methods determined by the Board of Directors or the Board of Trustees. The Advisor and Custodian regularly test the accuracy of the fair value prices by comparing them with values that are available from other sources. At each regularly scheduled Board meeting, a report is submitted describing any security that has been fair valued and the basis for the fair value determination.
     The following are examples of situations that may constitute significant events that could render a market quotation for a specific security “not readily available” and require fair valuation of such security: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s authorized pricing sources are not able or willing to provide a price; (vi) an independent price quote from two or more broker-dealers is not available; (vii) trading of the security is subject to local government-imposed restrictions; (viii) foreign security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; (ix) natural disasters, armed conflicts, and significant government actions; (x) significant events that relate to a single issuer or to an entire market sector, such as significant fluctuations in domestic or foreign markets or between the current and previous days’ closing levels of one or more benchmark indices approved by the Board; (xi) the security’s sales have been infrequent or a “thin” market in the security exists; and/or (xii) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.
     The frequency with which a Portfolio’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Portfolio invests pursuant to its investment objective, strategies and limitations. Investments in other registered mutual funds, if any, are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

     Valuing a Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Portfolio’s net asset value and the prices used by other investment companies, investors and the Portfolio’s benchmark index to price the same investments.
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES
     The Portfolios may appoint one or more entities as their agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on an aggregated basis, to the Portfolios’ transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.
Purchase of Shares
     Shares of each Portfolio are sold without a sales commission on a continuous basis to Glenmede Trust acting on behalf of Clients and to certain other approved Institutions, at the NAV per share next determined after receipt, in proper order, of the purchase order by the transfer agent. We consider orders to be in “proper order” when all required documents are properly completed, signed and received. Beneficial ownership of shares will be reflected on books maintained by Glenmede Trust or the Institutions. Glenmede Trust has informed the Funds that it and its Affiliates’ minimum and subsequent investment requirements for their Clients’ investments in the Portfolios are the same as those for the Funds. Other Institutions may have such requirements. If you wish to purchase shares in the Funds, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.
     Each Fund reserves the right, in its sole discretion, to reject any purchase order, when in the judgment of management, such rejection is in the best interests of the Fund and its shareholders.
     Your Institution may charge you for purchasing or selling shares of the Portfolios. There is no transaction charge for shares purchased directly from the Portfolios through Glenmede Trust.
     Shares purchased in the Money Market Portfolios before 12:00 noon (Eastern Time) begin earning dividends on the same business day provided Federal funds are available to the particular Portfolio before 12:00 noon (Eastern Time) that day.
     Purchases of a Portfolio’s shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.
Redemption Of Shares
     You may redeem shares of each Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.
     You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the Funds’ transfer agent receives your order in proper form. The Funds may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission.

     Redemption proceeds are normally paid in cash, although the Funds have the right to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.
Frequent Purchases And Redemptions Of Portfolio Shares
     Mutual fund market timing involves the frequent purchase and redemption of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing in a non-money market portfolio may disrupt portfolio management strategies; harm the performance of the portfolio; dilute the value of portfolio shares held by long-term shareholders; increase brokerage and administrative costs; and for a portfolio that invests to a significant extent in foreign securities, foster time-zone arbitrage.
     The Funds do not knowingly accommodate frequent purchases and redemptions of Portfolio shares by shareholders. Pursuant to a policy adopted by each Board to discourage market timing of the Fund’s shares, each Fund has established the following procedures designed to discourage market timing of the non-money market Portfolios. Each Fund will enforce its policies and procedures to discourage market timing of the Fund’s shares equitably on all shareholders. There is no guarantee that the Funds will be able to identify individual shareholders who may be market timing the Portfolios or curtail their trading activity in every instance, particularly if they are investing through financial intermediaries.
     Shares of the Portfolios may be sold through omnibus account arrangements with financial intermediaries. Omnibus account information generally does not identify the underlying investors’ trading activity on an individual basis. In an effort to identify and deter market timing in omnibus accounts, Glenmede Trust periodically reviews trading activity at the omnibus level and will seek to obtain underlying account trading activity information from the financial intermediaries when, in Glenmede Trust’s judgment, the trading activity suggests possible market timing. Requested information relating to trading activity will be reviewed to identify accounts that may be engaged in excessive trading based on criteria established by Glenmede Trust. If this information shows that an investor’s trading activity suggests market timing, Glenmede Trust will contact the financial intermediary and follow its procedures, including but not limited to, warnings, restricting the account from further trading and/or closing the account. Financial intermediaries may also monitor their customers’ trading activities in the Portfolios using criteria that may differ from the criteria established by Glenmede Trust and there is no assurance that the procedures used by the financial intermediaries will be able to curtail excessive trading. If a third-party financial intermediary does not provide underlying account trading activity information upon request, Glenmede Trust will determine what action to take, including terminating the relationship with the financial intermediary.
DIVIDENDS AND DISTRIBUTIONS
     The Portfolios have the following dividend and capital gains policies:
(a)	The Money Market Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly.

(b)	The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders monthly.
     The Portfolios normally distribute any realized net capital gains at least once a year.

     Dividends and capital gains distributions are paid in cash or reinvested in additional shares at the option of the shareholder.
ADDITIONAL INFORMATION ABOUT TAXES
     The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding Federal, state, local and/or foreign tax consequences relevant to your specific situation. Additional information about taxes is contained in the SAI.
Distributions
     Government Cash and Core Fixed Income Portfolios (“Taxable Portfolio(s)”). Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income.
     Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, no matter how long you have owned your Portfolio shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.
     Distributions from a Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
     Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios (“Tax-Exempt Portfolio(s)”). Each Tax-Exempt Portfolio anticipates that substantially all of its income distributions will be “exempt interest dividends,” which are exempt from Federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains.
     Interest on indebtedness you incur to purchase or carry shares of each Tax-Exempt Portfolio generally will not be deductible for Federal income tax purposes.
     You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Portfolios may constitute an item of tax preference for purposes of determining Federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to Federal income taxes.
     Other Information. If you purchase shares of the Core Fixed Income Portfolio just before a distribution, or the Muni Intermediate Portfolio or New Jersey Muni Portfolio just before a distribution of long-term or short-term capital gain, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales or Exchanges
     You will generally recognize taxable gain or loss for Federal income tax purposes on a sale, exchange or redemption of your shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)
     Certain special tax rules may apply to losses realized in some cases. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share of a Tax-Exempt Portfolio and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of that dividend amount. Additionally, any loss realized on a disposition of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.
IRAs and Other Tax-Qualified Plans
     The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.
Backup Withholding
     Each Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.
U.S. Tax Treatment of Foreign Shareholders
     For nonresident aliens, foreign corporations and other foreign investors, Portfolio distributions attributable to net long-term capital gains of a Portfolio will generally be exempt from U.S. tax, but all other Portfolio distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.
     Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in a Portfolio.
     Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in a Portfolio is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

     All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.
Sunset of Tax Provisions
     Some of the tax provisions described above are subject to sunset provisions. Specifically, the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate are currently scheduled to sunset after 2010.
State and Local Taxes
     You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Portfolio’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state in which you live. You should consult your tax adviser regarding the tax status of distributions in your state and locality.
New Jersey Tax Considerations
     It is anticipated that substantially all dividends paid by the New Jersey Muni Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law, distributions paid by a “qualified investment fund” will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey municipal obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Muni Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio’s shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio’s investment must consist of New Jersey municipal obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables) and financial options, futures and forward contracts related to interest bearing obligations issued at a discount or related bond indices; and it must satisfy certain reporting obligations and provide certain information to its shareholders. Interest on indebtedness incurred to purchase New Jersey Muni Portfolio shares is not deductible from New Jersey personal income taxes. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the New Jersey Muni Portfolio may represent taxable income.
     The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividend and distributions from a “qualified investment fund” are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of New Jersey Muni Portfolio shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIOS
Investment Advisor
     Glenmede Investment Management LP, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a limited partnership, wholly-owned by Glenmede Trust, became the investment advisor to the Portfolios on January 1, 2007. From September 1, 2000 until January 1, 2007, investment advisory services were provided by Glenmede Trust’s wholly-owned subsidiary, Glenmede Advisers, Inc. (“Glenmede Advisers”). On January 1, 2007, Glenmede Advisers and the Advisor merged, and the Advisor succeeded to Glenmede Advisers’ investment adviser registration, acquired all of Glenmede Advisers’ assets and liabilities and undertook all rights, obligations and responsibilities of Glenmede Advisers under the Portfolios’ Investment Advisory Agreements. As of January 1, 2010, the Advisor had over $           billion in assets under management.
     Under its Investment Advisory Agreements with the Funds, the Advisor, subject to the control and supervision of the particular Fund’s Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolios and to place each Portfolio’s purchase and sale orders.
     The Advisor does not receive any fees from the Government Cash, Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios for its investment advisory services. For the fiscal year ended October 31, 2009, the Core Fixed Income Portfolio paid a management fee to the Advisor for its investment advisory services, calculated daily and payable monthly at an annual rate of 0.35% of the Portfolio’s average daily net assets.
     Shareholders in the Portfolios who are clients of Glenmede Trust, or its Affiliates, pay fees which vary, depending on the capacity in which Glenmede Trust or its Affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services) (“Client Fees”). Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Core Fixed Income Portfolio when calculating Client Fees. Shareholders in the Portfolios who are customers of other Institutions may pay fees to those Institutions.
     A discussion regarding the Boards’ basis for approving the renewal of the Investment Advisory Agreements is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2009.
     The Advisor and/or Glenmede Trust may pay additional compensation from time to time, out of its assets, and not as an additional charge to the Portfolios, to selected institutions that provide services to its customers who are beneficial owners of the Portfolios and other persons in connection with servicing and/or selling of Portfolio shares and other accounts managed by the Advisor or Glenmede Trust.
     Effective May 1, 2008, Michael C. Crow, Portfolio Manager, is primarily responsible for the management of the Government Cash Portfolio, Muni Intermediate Portfolio and New Jersey Muni Portfolio. He has been employed by the Advisor as a portfolio manager since May 1, 2008. Prior to joining the Advisor, Mr. Crow served as a portfolio manager and trader for high net worth clients for Glenmede Trust from May 2001 to April 2008 and its subsidiary, Glenmede Advisers, from August 2002 to December 2006. Prior to his employment at Glenmede Trust, he served as a vice president of secondary marketing for Chapel Mortgage Corporation responsible for hedging the mortgage origination portfolio from September 1992 to May 2001.

     Mary Ann B. Wirts, Chief Administrative Officer and a Managing Director of the Advisor and First Vice President and Chief Administrative Officer of Glenmede Trust, is the portfolio manager primarily responsible for the management of the Tax-Exempt Cash Portfolio, which she has managed since November 1988. Mrs. Wirts has been employed by the Advisor and its predecessors since 1982.
     Stephen J. Mahoney, Portfolio Manager of the Advisor, is primarily responsible for the management of the Core Fixed Income Portfolio. Mr. Mahoney has been employed by the Advisor and its predecessors as a portfolio manager since January 1999. Prior to his employment with Glenmede Trust in 1999, Mr. Mahoney had been a portfolio manager at 1838 Investment Advisors from 1997 to 1999, and a portfolio manager and senior fixed income trader at The Vanguard Group from 1995 to 1997.
     The SAI provides additional information about Mr. Crow’s, Mrs. Wirts’ and Mr. Mahoney’s compensation, other accounts they manage, and their ownership of shares in the Portfolios they manage.
GENERAL INFORMATION
     If you have any questions regarding the Portfolios, contact the Funds at the address or telephone number stated on the back cover page.
FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a given Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by _______________, whose report, along with the Portfolios’ financial statements, is included in the Annual Report, which is available upon request.
[Financial Highlights to be inserted]

Where to find more information
More Portfolio information is available to you upon request and without charge:
Annual and Semi-Annual Report
The Annual and Semi-Annual Reports provide additional information about the Portfolios’ investments. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.
Statement of Additional Information (SAI)
The SAI includes additional information about the Portfolios’ investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).
You can get free copies of the Portfolios’ Annual Report, Semi-Annual Report or SAI by calling or writing to the address shown below. These documents are also available on Glenmede Trust’s website at www.glenmede.com. You may also request other information about the Portfolios, and make inquiries as follows:
Write to:
The Glenmede Fund/Portfolios
4 Copley Place, 5th Floor
CPH-0326
Boston, MA 02116
By phone:
1-800-442-8299
Information about the Portfolios (including the Portfolios’ SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:            , or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.
The Glenmede Fund, Inc. Investment Company Act File No. is 811-05577
The Glenmede Portfolios Investment Company Act File No. is 811-06578
The third party marks appearing above are the marks of their respective owners.

THE GLENMEDE FUND, INC.
Prospectus
February ___, 2010
Philadelphia International Fund
(GTIIX)
Investment Advisor
Philadelphia International Advisors LP
The Securities and Exchange Commission has not approved or disapproved the Portfolio’s securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

- i -

SUMMARY SECTION

Philadelphia International Fund	(GTIIX) (ticker symbol)
Investment Objective: Maximum long-term total return consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses (include administration, custody, accounting services and similar expenses)	0.__	%

Total Annual Portfolio Operating Expenses	0.__	%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$___	$___	$___	$___
Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was ___% of the average value of its portfolio.
Principal Investment Strategies: The Portfolio invests primarily in common stocks, including dividend-paying common stocks, of companies located outside the United States that Philadelphia International Advisors LP (the “Advisor”) believes are undervalued. Under normal market circumstances, the Portfolio will invest at least 65% of its total assets in the securities of companies based in at least three different countries, other than the United States.
The Advisor believes that stocks are undervalued by the stock market when the stock price becomes inexpensive relative to the company’s estimated earnings and/or dividend-paying ability over the long-term. The Advisor considers factors relating to both company and country selection in selecting stocks to buy and sell for the Portfolio. The Advisor selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on price-to-earnings, dividend yields and other operating and financial conditions. As a secondary tool, the Advisor evaluates countries primarily by analyzing a country’s valuation ratios, such as price-to-earnings and dividend yields, prospective economic growth, government policies and other factors.
To the extent permitted by the Investment Company Act of 1940, the Portfolio may also invest in other registered investment companies, including exchange traded funds (“ETFs”), and may lend its securities to qualified brokers, dealers, banks and other financial institutions. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund.
For more information on the Portfolio’s investment strategies, please see “Additional Information About Investments” in the prospectus and “Investment Strategies — Philadelphia International Fund” in the Statement of Additional Information (“SAI”).
Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with the risks of investing in foreign securities. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.
Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.
Foreign Investment Risk: The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. The Portfolio may also enter into foreign currency exchange contracts to hedge the currency risk of portfolio securities denominated in a foreign currency.
Emerging Markets Risk: The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.
Registered Investment Company/ETF Risks: Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.
Securities Lending Risk: When the Portfolio lends its securities, it may experience a loss or delay in the recovery of its securities if the borrower fails to return the securities when due.
For more information on the risks of investing in the Portfolio, please see “Additional Information About Investments” in the prospectus and “Common Investment Policies and Risks” in the SAI.
Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by calling 1-800-442-8299.

2000	(9.42)%
2001	(16.02)%
2002	(12.83)%
2003	33.74%
2004	20.57%
2005	12.98%
2006	26.70%
2007	6.06%
2008	(47.85)%
2009	___ %
During the periods shown in the bar chart, the highest quarterly return was           % (for the quarter ended) and the lowest quarterly return was                     % (for the quarter ended                     ).
The table shows how the Portfolio’s average annual total returns for one, five and ten years compare to those of selected market indices. It is not possible to invest directly in an index. After-tax returns for the Portfolio are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the
periods ended December 31, 2009)	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes) [1]	%	%	%
Morningstar Foreign Large Value Average[2]	%	%	%

[1]	The MSCI® EAFE® Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of companies in Australia, New Zealand, Europe and the Far East.

[2]	The Morningstar Foreign Large Value Average funds invest mainly in big international stocks that are less expensive than the market as a whole. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany.
They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.
Investment Management: Philadelphia International Advisors LP serves as investment advisor to the Portfolio. The Portfolio is managed by Andrew B. Williams, Robert Benthem de Grave, Frederick Herman and Peter O’Hara. Mr. Williams, the President, CEO and CIO of the Advisor, has been managing the Portfolio since its inception in 1992, Messrs. Benthem de Grave, Herman and O’Hara, each a Portfolio Manager of the Advisor, have managed the Portfolio since 1994, 1997 and 2000, respectively.
Purchase and Sale of Portfolio Shares: Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients (“Clients”) and to certain other approved institutions, including brokers acting on behalf of their clients (the “Institutions”). The minimum initial investment is $1,000,000; the minimum for subsequent investments is $1,000. The minimum initial investment requirement does not apply to investments made through an approved third-party such as securities broker or financial supermarket. Such minimum initial investment amount may be reduced or waived in some cases from time to time. You may redeem shares at any time by contacting the Advisor by telephone or facsimile or contacting the institution or broker through which you purchased your shares. For more information about purchasing and selling your shares including policies and restrictions, please see “Additional Information on the Purchase and Redemption of Shares” in the prospectus and “Purchase of Shares” and “Redemption of Shares” in the SAI.
Tax Information: The Portfolio’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see “Additional Information About Taxes” in the prospectus and “Additional Information Concerning Taxes” in the SAI.
Financial Intermediary Compensation: If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask you salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENTS
Objective, Principal Strategies and Risks
     To help you decide whether the Portfolio is appropriate for you, this section looks more closely at the Portfolio’s investment objective, policies and risks. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Portfolio.
     The Portfolio’s investment objective and strategy may be changed by the Board of Directors (the “Board”) of The Glenmede Fund, Inc. (the “Fund”) without shareholder approval.
     The Advisor attempts to achieve the Portfolio’s objective to provide maximum long-term total return consistent with reasonable risk to principal by investing primarily in common stocks, including dividend-paying common stocks, of companies located outside the United States that the Advisor believes are undervalued. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Norway, Sweden, Australia, Hong Kong and Singapore. Under normal market circumstances, the Portfolio will invest at least 65% of its total assets in the securities of companies based in at least three different countries, other than the United States.
     The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash, various short-term instruments, such as money market securities (including commercial paper, certificates of deposit, banker’s acceptances and time deposits), U.S. Government securities and repurchase agreements. U.S. Government securities include a variety of securities issued by the U.S. Treasury or by U.S. government-related entities. While certain U.S. Government-related entities (such as the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. To the extent that the Portfolio employs a temporary defensive strategy, it may not achieve its investment objective. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio’s performance.
Foreign Securities
     The Portfolio may purchase securities in any foreign country, developed or underdeveloped. There are substantial risks involved in investing in such securities. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, and potential restrictions on the flow of international capital. The dividends payable on the Portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Portfolio’s shareholders. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In many countries there is less publicly available information about issuers than is available in reports about companies in the United States.

     These risks are often heightened for investments in developing or emerging markets. Developing countries may also impose restrictions on the Portfolio’s ability to repatriate investment income or capital. Even without such restrictions, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. Some of the currencies in emerging markets have been devalued relative to the U.S. dollar. In many cases these devaluations have been significant. Certain developing countries impose constraints on currency exchange. Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which in turn, could affect the value of the Portfolio’s investments. While in many other emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The Portfolio may invest in foreign securities markets which are smaller, less liquid, and subject to greater price volatility than those in the United States.
     Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could prevent the Portfolio from investing the proceeds of the sale. Inability to dispose of portfolio securities due to settlement problems could expose the Portfolio to losses due either to subsequent declines in the value of the portfolio security or, if the security has been sold, to claims by the purchaser.
     There are additional risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.
Securities Lending
     In order to generate additional income, the Portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions. Such loans are required at all times to be continuously secured by collateral consisting of cash, securities of the U. S. Government or its agencies or letters of credit equal to at least the market value of the loaned securities. The cash collateral received may be invested in short-term investments in accordance with terms approved by the Fund’s Board. The value of the securities loaned may not exceed one-third of the value of the total assets of the Portfolio (including the loan collateral). The Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due.
Selection of Investments
     The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio’s investment objective. It is possible, however, that these evaluations will prove to be inaccurate.
Other Types of Investments
     This Prospectus describes the Portfolio’s principal investment strategies, and the particular types of securities it may select for investment. The Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies and the risks involved are described in the SAI.

Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the SAI.
PRICE OF PORTFOLIO SHARES
     The price of shares issued by the Portfolio is based on its net asset value (“NAV”). The NAV per share is determined as of the close of regular trading hours of the New York Stock Exchange (the “Exchange”), currently 4:00 p.m. (Eastern Time), on each day that the Exchange is open for business. The time at which shares are priced may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. (Eastern Time). In addition, the Portfolio may determine to price its shares on weekdays that the Exchange is temporarily closed due to emergency circumstances.
     Marketable equity securities are generally priced at market value. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted price available when assets are valued. When market quotations are not readily available or when events occur that make established valuation methods unreliable, the Portfolio’s investments are valued at fair value as determined in good faith using methods determined by the Board, including through the use of valuations provided by an independent valuation service. The Portfolio’s securities may trade on days when shares of the Portfolio are not priced; as a result, the value of such securities may change on days when you will not be able to purchase or redeem the Portfolio’s shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. Investments in other registered mutual funds, if any, are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).
     The following are examples of situations that may constitute significant events that could render a market quotation for a specific security “not readily available” and require fair valuation of such security: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s authorized pricing sources are not able or willing to provide a price; (vi) an independent price quote from two or more broker-dealers is not available; (vii) trading of the security is subject to local government-imposed restrictions; (viii) foreign security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; (ix) natural disasters, armed conflicts, and significant government actions; (x) significant events that relate to a single issuer or to an entire market sector, such as significant fluctuations in domestic or foreign markets or between the current and previous trading days’ closing levels of one or more benchmark indices approved by the Board; (xi) the security’s sales have been infrequent or a “thin” market in the security exists; and/or (xii) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.
     On days when a change has occurred in the closing level of the Standard and Poor’s 500 Index by an amount approved by the Board from the previous trading day’s closing level and other criteria have been met, the Board has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities. The Board has approved the methodology utilized to provide the fair value for foreign equity securities. The Advisor reviews the fair values provided, reviews periodically the methodology and procedures used in providing values to the Portfolio and evaluates the accuracy of the prices provided. The Advisor provides quarterly reports to the Board regarding its evaluation of the fair values provided by the independent valuation service.
     Valuing the Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate the Portfolio’s net asset value and the prices used by other investment companies, investors and the Portfolio’s benchmark index to price the same investments.
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
OF SHARES OF THE PORTFOLIO
     The Fund may appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on an aggregated basis, to the Fund’s transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.
Purchase of Shares
     Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its Clients and to certain other approved Institutions, at the NAV per share next determined after receipt, in proper order, of the purchase order by the Fund’s transfer agent. We consider orders to be in “proper order” when all required documents are properly completed, signed and received. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. If you wish to purchase shares in the Portfolio, you should contact the Advisor by telephone or facsimile or contact your Institution.
     The Fund reserves the right, in its sole discretion, to reject any purchase order, when, in the judgment of management, such rejection is in the best interests of the Fund and its shareholders.
     Your Institution may charge you for purchasing or selling shares of the Portfolio. There is no transaction charge for shares purchased directly from the Portfolio through the Advisor.
     Purchases of the Portfolio’s shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.
Redemption of Shares
     You may redeem Shares of the Portfolio at any time, without cost, at the NAV per share next determined after the Fund’s transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, contact the Advisor by telephone or facsimile or contact your Institution.
     You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. The Portfolio may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission.

     Redemption proceeds are normally paid in cash, although the Fund has the right to limit each shareholder to cash redemptions of $250,000 or 1% of the Portfolio’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.
Frequent Purchases and Redemptions of Portfolio Shares
     Mutual fund market timing involves the frequent purchase and redemption of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing in a non-money market portfolio may disrupt portfolio management strategies; harm the performance of the portfolio; dilute the value of portfolio shares held by long-term shareholders; increase brokerage and administrative costs; and for a portfolio that invests to a significant extent in foreign securities, foster time-zone arbitrage.
     The Fund does not knowingly accommodate frequent purchases and redemptions of Portfolio shares by shareholders. Pursuant to a policy adopted by the Board to discourage market timing of the Fund’s shares, the Fund has established the following procedures designed to discourage market timing of the Portfolio. The Fund will enforce its policies and procedures to discourage market timing of the Fund’s shares equitably on all shareholders. There is no guarantee that the Fund will be able to identify individual shareholders who may be market timing the Portfolio or curtail their trading activity in every instance, particularly if they are investing through financial intermediaries.
     In an effort to deter market timing in the Portfolio, the Board has authorized the valuation of the Portfolio’s foreign equity securities based on prices provided by an independent valuation service when there has been movement in the U.S. securities markets by a certain amount from the previous trading day’s closing level and other criteria have been met.
     Shares of the Portfolio may be sold through omnibus account arrangements with financial intermediaries. Omnibus account information generally does not identify the underlying investors’ trading activity on an individual basis. In an effort to identify and deter market timing in omnibus accounts, the Advisor periodically reviews trading activity at the omnibus level and will seek to obtain underlying account trading activity information from the financial intermediaries when, in the Advisor’s judgment, the trading activity suggests possible market timing. Requested information relating to trading activity will be reviewed to identify accounts that may be engaged in excessive trading based on criteria established by the Advisor. If this information shows that an investor’s trading activity suggests market timing, the Advisor will contact the financial intermediary and follow its procedures, including but not limited to, warnings, restricting the account from further trading and/or closing the account. Financial intermediaries may also monitor their customers’ trading activities in the Portfolio using criteria that may differ from the criteria established by the Advisor and there is no assurance that the procedures used by the financial intermediaries will be able to curtail excessive trading. If a third-party financial intermediary does not provide underlying account trading activity information upon request, the Advisor will determine what action to take, including terminating the relationship with the financial intermediary.
DIVIDENDS AND DISTRIBUTIONS
     The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.
     The Portfolio normally distributes any realized net capital gains at least once a year.

     Dividends and capital gains distributions are paid in cash or reinvested in additional shares at the option of the shareholder.
ADDITIONAL INFORMATION ABOUT TAXES
     The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Additional information about taxes is contained in the SAI.
Distributions
     The Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income.
     Distributions attributable to the net capital gain of the Portfolio will be taxable to you as long-term capital gain, no matter how long you have owned your Portfolio shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.
     Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, you must have owned your Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio’s ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Portfolio’s distributions that qualify for this favorable treatment may be reduced as a result of the Portfolio’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.
     Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
     It is expected that the Portfolio will be subject to foreign withholding or foreign taxes with respect to dividends or interest received from sources in foreign countries. The Portfolio may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction.
     A portion of distributions paid by the Portfolio to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Portfolio’s securities lending activities, if any.
     If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”
Sales and Exchanges
     You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)
     Certain special tax rules may apply to losses realized in some cases. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.
IRAs and Other Tax-Qualified Plans
     The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.
Backup Withholding
     The Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders
     For nonresident aliens, foreign corporations and other foreign investors, Portfolio distributions attributable to net long-term capital gains of the Portfolio will generally be exempt from U.S. tax, but all other Portfolio distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.
     Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Portfolio.
     Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in the Portfolio is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.
     All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.
State and Local Taxes
     You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Portfolio’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.
Sunset of Tax Provisions
     Some of the tax provisions described above are subject to sunset provisions. Specifically, the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate are currently scheduled to sunset after 2010.
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIO
Investment Advisor
     Philadelphia International Advisors LP, with principal offices at 1650 Market Street, Suite 1400, Philadelphia, PA 19103, serves as investment advisor to the Portfolio. The Advisor, a limited partnership founded in 2001, in which The Glenmede Trust Company, N.A. (“Glenmede Trust”) is a limited partner, was formed to provide investment advisory services related to international equity investments and became the investment advisor to the Portfolio effective January 1, 2002. Prior to that time, investment advisory services were provided by Glenmede Trust or its subsidiary Glenmede Advisers, Inc. (“Glenmede Advisers”). As of December 31, 2009, the Advisor had approximately $___ billion of assets under management.
     Under an Investment Advisory Agreement with the Fund, the Advisor, subject to the control and supervision of the Fund’s Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the Portfolio’s assets. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio’s purchase and sale orders.
     For the fiscal year ended October 31, 2009, the Portfolio paid a management fee to the Advisor at the annual rate of 0.75% of the Portfolio’s average daily net assets. The Advisor has voluntarily agreed to waive its fee to the extent necessary to ensure that the Portfolio’s total annual operating expenses do not exceed 100% of the Portfolio’s average net assets. The Advisor may discontinue this arrangement at any time. Shareholders in the Portfolio who are customers of other Institutions may pay fees to those Institutions.
     A discussion regarding the Board’s basis for approving the renewal of the Investment Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2009.
     The Advisor may pay additional compensation from time to time, out of its assets, and not as an additional charge to the Portfolio, to selected institutions that provide services to its customers who are beneficial owners of the Portfolio and other persons in connection with servicing and/or selling of Portfolio shares and other accounts managed by the Advisor.
     The Portfolio is managed using a team approach, which is lead by Andrew B. Williams. The team consists of Mr. Williams, Robert Benthem de Grave, Frederick Herman and Peter O’Hara. Each portfolio manager has full discretion over specific investment decisions, with Mr. Williams having final decision authority.
     Mr. Williams is the President, Chief Executive Officer and Chief Investment Officer of the Advisor, and has been managing the Portfolio since it commenced operations on August 1, 1992. Since January 1, 2002, Mr. Williams has been employed by the Advisor. From May 1985 through December 2001, Mr. Williams was employed by Glenmede Advisers and Glenmede Trust as a portfolio manager. Messrs. Benthem de Grave, Herman and O’Hara have been employed by the Advisor as portfolio managers since January 2002. Prior to that time, each had been a member of Glenmede Trust’s international equity team since 1994, 1997 and 2000, respectively.
     The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Fund Portfolios they manage.
GENERAL INFORMATION
     If you have any questions regarding the Portfolio, contact the Fund at the address or telephone number stated on the back cover page.

FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by _____________, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request.
[INSERT FINANCIAL HIGHLIGHTS]

Where to find more information
More Portfolio information is available to you upon request and without charge:
Annual and Semi-Annual Report
The Annual and Semi-Annual Reports provide additional information about the Portfolio’s investments. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.
Statement of Additional Information (SAI)
The SAI includes additional information about the Portfolio’s investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).
You can get free copies of the Portfolio’s Annual Report, Semi-Annual Report or SAI by calling or writing to the address shown below. These documents are not available on or through the Fund’s website because the Fund does not currently have an internet website. You may also request other information about the Portfolio, and make inquiries.
Write to:
The Glenmede Fund, Inc.
4 Copley Place, 5th Floor
CPH-0326
Boston, MA 02116
By phone:
1-800-442-8299
Information about the Portfolio (including the Portfolio’s SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.
The Glenmede Fund, Inc.’s Investment Company Act File No. is 811-05577
The third party marks appearing above are the marks of their respective owners.

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS
(800) 442-8299
STATEMENT OF ADDITIONAL INFORMATION
February [   ], 2010
     This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.’s (“Glenmede Fund”) and The Glenmede Portfolios’ (“Glenmede Portfolios” and, collectively with the Glenmede Fund, the “Funds”) Prospectuses dated February [ ], 2010, as amended or supplemented from time to time (the “Prospectuses”). This SAI is for the Core Fixed Income Portfolio (GTCGX), Government Cash Portfolio (GTGXX), International Portfolio (GTCIX), Large Cap 100 Portfolio (GTLOX), Large Cap Growth Portfolio (GTLLX), Large Cap Value Portfolio (GTMEX), Long/Short Portfolio (GTAPX), Muni Intermediate Portfolio (GTCMX), New Jersey Muni Portfolio (GTNJX), Philadelphia International Fund (GTIIX), Small Cap Equity Portfolio (Advisor Shares (GTCSX) and Institutional Shares (GTSCX)), Strategic Equity Portfolio (GTCEX), Tax-Exempt Cash Portfolio (GTCXX), Total Market Portfolio (GTTMX), and U.S. Emerging Growth Portfolio (GTGSX) (each, a “Portfolio” and collectively, the “Portfolios”). No investment in shares of a Portfolio should be made without first reading the Prospectus of the Portfolio. This SAI is incorporated by reference in its entirety into each Prospectus. The Funds’ audited financial statements and financial highlights appearing in the 2009 Annual Report to Shareholders are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. A copy of the Funds’ Prospectuses and Annual Report are available without charge, upon request, by calling the Funds at the above telephone number.
     Capitalized terms used in this SAI and not otherwise defined have the same meanings given to them in the Funds’ Prospectuses.

THE FUNDS
     The Glenmede Fund was organized as a Maryland corporation on June 30, 1988. The Glenmede Fund’s Articles of Incorporation, as amended, authorize its Board of Directors the (“Board”) to issue 3,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios from time to time. The Board also has the power to designate separate classes of shares within the same Portfolio. Currently, the Glenmede Fund is offering shares of the following thirteen Portfolios: Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Long/Short Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio (Advisor Shares and Institutional Shares), Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio.
     The Glenmede Portfolios was organized as a Massachusetts business trust on March 3, 1992. The Glenmede Portfolios’ Master Trust Agreement authorizes its Board of Trustees (collectively with the Glenmede Fund’s Board of Directors, the “Boards”) to issue an unlimited number of shares of beneficial interest with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios (“Sub-Trusts”). Currently, the Glenmede Portfolios is offering shares of two Sub-Trusts, the Muni Intermediate Portfolio and the New Jersey Muni Portfolio.
     Each Fund is an open-end, management investment company. The Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Long/Short Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio are diversified Portfolios of the Glenmede Fund. The Muni Intermediate Portfolio and New Jersey Muni Portfolio are non-diversified Portfolios of the Glenmede Portfolios.
     On February 27, 1997, the Model Equity Portfolio changed its name to the Large Cap Value Portfolio. On September 25, 1997, the Intermediate Government Portfolio changed its name to the Core Fixed Income Portfolio. On February 28, 2000, the Small Capitalization Equity Portfolio (Advisor and Institutional Shares) changed its name to the Small Capitalization Value Portfolio (Advisor and Institutional Shares), and then on March 22, 2002, it changed its name to the Small Cap Equity Portfolio. On August 20, 1998, the Equity Portfolio changed its name to the Tax Managed Equity Portfolio, and then on February 28, 2000, it changed its name to the Strategic Equity Portfolio. On February 27, 2005, the Small Capitalization Growth Portfolio changed its name to the U.S. Emerging Growth Portfolio. On July 1, 2005, the Institutional International Portfolio changed its name to the Philadelphia International Fund. On September 18, 2007, the Absolute Return Portfolio changed its name to the Long/Short Portfolio and the Total Market Long/Short Portfolio changed its name to the Total Market Portfolio. References in this SAI are to a Portfolio’s current name.
     On March 1, 1991 the Small Cap Equity Portfolio commenced operations offering a single class of shares. On January 1, 1998, the Small Cap Equity Portfolio began to offer a second class of shares known as “Institutional Shares.” The original class of shares has been designated as “Advisor Shares.”
     On February 27, 2004 the Large Cap 100 and Large Cap Growth Portfolios commenced operations, each offering a single class of shares.
     On September 29, 2006 and December 21, 2006, the Long/Short Portfolio and Total Market Portfolio, respectively, commenced operations, each offering a single class of shares.

INVESTMENT STRATEGIES
     The following investment strategies supplement those set forth in the Funds’ Prospectuses. Unless specified below and except as described under “Investment Limitations”, the following investment strategies are not fundamental and a particular Fund’s Board may change such strategies without shareholder approval.
Core Fixed Income Portfolio
     The Portfolio may invest in the following securities: (i) straight-debt and mortgage-backed obligations issued or guaranteed by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions which are not direct obligations of the U.S. Government but which involve governmental agencies, enterprises or instrumentalities; (iii) any other publicly or privately placed, unrated securities issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, which, in the opinion of the Portfolio’s advisor, are equivalent in credit quality to securities rated at least A by Standard & Poor’s® Rating Group (“S&P®"”) or Moody’s Investors Service, Inc (“Moodys”); (iv) mortgage-backed and asset-backed obligations which are privately issued with a rating of at least A by S&P or Moody’s or which if unrated, are in the opinion of the Portfolio’s advisor equivalent in credit quality to securities so rated; (v) debt obligations of domestic and foreign companies rated at least A by S&P or Moody’s or which if unrated, are in the advisor’s opinion equivalent in credit quality to securities so rated; and (vi) securities issued by other registered investment companies, including ETFs, that are rated at least investment grade (at least BBB- by S&P or Baa3 by Moody’s) or which, if unrated, are in the advisor’s opinion equivalent in credit quality to securities so rated. Any of the above securities may be variable or floating rate. Under normal circumstances, the Portfolio will invest no more than 35% of the value of its total assets in the securities described in (ii) and (iv), no more than 50% of the value of its total assets in the securities described in (v), and no more than 10% of the value of its total assets in the securities described in (vi) of the first sentence of this paragraph. Debt obligations issued by companies or other entities that are guaranteed by the U.S. Government, its agencies or instrumentalities are considered by the Portfolio to be obligations of the guarantor and are not subject to this percentage limitation.
     The Portfolio’s securities held subject to repurchase agreements may have stated maturities exceeding 13 months; however, the Portfolio’s advisor currently expects that repurchase agreements will mature in less than 13 months.
     Asset-Backed Securities. The Core Fixed Income Portfolio may invest in asset-backed securities consisting of undivided fractional interests in pools of consumer loans or receivables held in a trust. Examples include certificates for automobile receivables and credit card receivables. Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities, however, they may be guaranteed up to a certain amount by a private issuer through a letter of credit. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.
     An asset-backed security’s underlying assets may be prepaid with the result of shortening the certificate’s weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Portfolio’s experiencing difficulty in valuing or liquidating such securities.
Government Cash Portfolio
     During normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in short-term securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and repurchase agreements secured by securities issued or sponsored by such entities.
     The Portfolio may invest in the following Eligible Securities: (i) straight-debt and mortgage-backed obligations issued or guaranteed by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions (e.g., Asian Development Bank, Export-Import Bank, Inter American Development Bank, International Bank for Reconstruction and Development, Government Trust Certificates, Private Export Funding Corp. and Agency for International Development) which are not direct obligations of the U.S. Government but which involve governmental agencies, instrumentalities or enterprises (such investments will represent no more than 25% of the Portfolio’s total assets); and (iii) any publicly or privately placed, unrated securities issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, including floating and variable rate securities, which, in the opinion of the Portfolio’s advisor, are equivalent in credit quality to securities rated AAA by S&P or Aaa by Moody’s. Additionally, the Portfolio may enter into reverse repurchase agreements.
International Portfolio
     The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”)); and U.S. or foreign securities convertible into foreign common stock.
     The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 35% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit (“ECU”).

     The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.
Large Cap Value Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio
     From time to time, the Portfolios’ advisor may revise its equity computer model programs to try to maintain or enhance a Portfolio’s performance.
     The Large Cap Value and Large Cap 100 Portfolios intend to remain, for the most part, fully invested in equity securities which may include American Depositary Receipts (“ADRs”) listed on the New York Stock Exchange (“NYSE”).
     The Large Cap Value, Large Cap 100 and Large Cap Growth Portfolios will not engage in “market timing” transactions. However, for temporary defensive purposes each Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in similar money market securities.
     The Large Cap Value Portfolio may also purchase or write covered call and put options on appropriate securities indices. Options can attempt to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Additionally, the Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
Long/Short Portfolio
     The Portfolio will generally take long positions in equity securities identified as undervalued and take short positions in equity securities identified as overvalued.
     From time to time, the Portfolio’s advisor may revise its equity computer programs to try to maintain or enhance the Portfolio’s performance.
     The Portfolio will not engage in “market timing” transactions. However, for temporary defensive purposes, the Portfolio may invest a significant portion of its assets in cash, short-term instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, U.S. Government securities, repurchase agreements or in similar money market securities.
     Derivative Instruments. In the course of pursuing its investment strategies, the Long/Short Portfolio may invest in derivative instruments. Derivatives may be used in a variety of ways to meet the objectives of the advisor. Options, futures contracts, forward contracts, and swaps are examples of derivative instruments. Futures and options are commonly used for traditional hedging and cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Portfolio’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.
     The use of certain derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission. The Glenmede Fund, on behalf of the Long/Short Portfolio, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore, is not subject to registration or regulation as a commodity pool operator under that Act with respect to the Portfolio.
     Swaps. The Long/Short Portfolio may enter into swaps for hedging purposes or to seek to increase total return. In a standard swap transaction, two parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on particular assets, which may be adjusted for transaction costs, interest payments, dividends paid on the referenced assets or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the assets. The agreement can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. For example, index swaps involve the exchange by a party with another party of the respective amounts payable with respect to the notional principal amount at interest rates equal to specified indices; interest rate swaps involve the exchange by a party with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments; and equity swaps are generally contracts that obligate one party to pay the positive return and the other party to pay the negative return on a specific security or basket of securities.
     Under a swap, payments may be made at the conclusion of the swap or periodically during its term. Normally, however, the Advisor may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Portfolio’s accrued obligation under the swap.
     As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that are not contractually required to cash settle, for example, the Portfolio must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that are contractually required to cash settle, however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligations (i.e. the Portfolio’s daily net liability) under the swaps, if any, rather than their full notional value. The Portfolio reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Long/Short Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the swaps.
     The Portfolio will generally enter into swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap contract or periodically during its term. Since swaps normally do not involve the delivery of securities or other underlying assets, the risk of loss with respect to swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio’s exposure, the Portfolio and its Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.
     Purchasing Put and Call Options. An option is a contract giving its owner the right, but not the obligation, to buy (call) or sell (put) a specified instrument at a fixed price during a specified period. By purchasing a put option, the purchaser obtains the right to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price (premium) for the option. Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
     Writing Put and Call Options. The writer (seller) of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.
     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
     Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
     Combined Positions. A combined position involves purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
     Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the purchaser’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When selling a futures contract, by contrast, the value of the futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. However, there is a risk that the price behavior of the futures contract may not correlate with that of the instrument being hedged.
     Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. The potential for loss related to writing options is unlimited.
     Risks of Options and Futures Contracts. While the Long/Short Portfolio may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Portfolio had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Portfolio may be exposed to additional risk of loss. The loss incurred by the Portfolio in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. In addition, futures markets are highly volatile and the use of futures may increase the volatility of the Portfolio’s net asset value. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Portfolio.

     In addition, there is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio’s access to other assets held to cover its options or futures positions could also be impaired.
     The Fund must segregate liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to the Long/Short Portfolio’s transactions in futures contracts. In the case of futures contracts that are not contractually required to cash settle, for example, the Long/Short Portfolio must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligations (i.e. the Portfolio’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Portfolio reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the futures contracts.
     Over-the-Counter Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are not subject to the same type of government regulation as exchange-traded options, and many of the protections afforded to participants in a regulated environment may not be available in connection with the OTC transactions.
     Indexed Securities. An indexed security is an instrument whose price is indexed to the price of another security, security index, currency, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
     Exchange-Traded Funds. The Portfolio may invest in shares of registered investment companies, including exchange-traded funds (“ETFs”). ETFs seek to track the performance of a particular market index, and are a type of index fund bought and sold on a securities exchange. These indices include not only broad-market indices but more narrowly-based indices as well, including those relating to particular sectors, markets, regions or industries. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ National Market System. The Long/Short Portfolio may purchase ETF shares as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the ETF’s portfolio at times when the Portfolio may not be able to buy those portfolio securities directly. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Because most ETFs are investment companies, the Portfolio’s purchase of ETF shares generally are subject to the percentage limitations and risks described below under “Investment Company Securities.”
     An investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Muni Intermediate and New Jersey Muni Portfolios
     The Portfolios’ investments in municipal obligations may also include tax-exempt commercial paper rated A-1 or higher by S&P or Prime-1 or higher by Moody’s.
     For a description of the two principal classifications of municipal obligations, “general obligation” securities and “revenue” securities, see the “Tax-Exempt Cash Portfolio” below.
     During temporary defensive periods, each Portfolio may invest without limitation in obligations which are not municipal obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to municipal obligations as set forth above and in the Portfolios’ prospectus under the heading “Bond Portfolios—Investment Duration and Quality”, or if unrated, are of comparable quality as determined by the Portfolio’s advisor. Additionally, each Portfolio may invest, without limitation, in other non-municipal debt obligations, such as bank obligations which are also of comparable quality as determined by the Portfolio’s advisor. Furthermore, each Portfolio may acquire “stand-by commitments” with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio’s option, specified municipal obligations at a specified price. Each Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.
Philadelphia International Fund
     The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act); and U.S. or foreign securities convertible into foreign common stock.

     The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU.
     The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.
Small Cap Equity Portfolio
     The Portfolio may invest in securities of companies located outside the United States.
     Under normal circumstances, at least 80% of the Portfolio’s net assets (including borrowings for investment purposes) will be invested in equity securities of U.S. small cap companies that the Portfolio’s advisor believes are undervalued. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000® Index. However, if warranted in the judgment of the Portfolio’s advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody’s, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU.
     The Portfolio’s holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio. The Portfolio generally will be more volatile and have a higher expected growth rate than the overall market. In certain periods, the Portfolio may fluctuate independently of broad, larger capitalization indices such as the S&P 500®.
Strategic Equity Portfolio
     The Portfolio expects to have a low portfolio turnover rate relative to other funds with similar investment objectives. It is impossible to predict the impact of such a strategy on the realization of gains and losses. Additionally, the Portfolio reserves the right to sell securities irrespective of how long they have been held.

     The Portfolio may sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Portfolio would have held it for the long-term holding period. The Portfolio may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions. Certain equity and other securities held by the Portfolio will produce ordinary taxable income on a regular basis.
     The Portfolio intends to remain, for the most part, fully invested in equity securities, which may include securities of companies located outside the United States and ADRs listed on the NYSE, and will not engage in “market timing” transactions. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks, convertible debentures, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU.
     The Portfolio may also purchase or write call and put options on appropriate securities or securities indices. The aggregate value of the Portfolio’s assets subject to options written may not exceed 50% of its total assets (taken at market value on the date written) and the aggregate premiums on options purchased by the Portfolio will not exceed 50% of its total assets. Options can attempt to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Additionally, the Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
Tax-Exempt Cash Portfolio
     Municipal obligations in which the Portfolio may invest include the following Eligible Securities: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes) rated SP-1+ or SP-1 by S&P or MIG-1 by Moody’s; tax-exempt commercial paper rated A-1+ or A-1 by S&P or Prime-1 by Moody’s; municipal bonds with a remaining effective maturity of 13 months or less, rated AA or better by S&P or Aa or better by Moody’s or A-1+ or A-1 by S&P; variable rate demand notes rated “VMIG-1” by Moody’s; and any non-rated tax-exempt, privately placed securities which, in the opinion of the Portfolio’s advisor, are equivalent in credit quality to an AA or Aa-rated security as determined by S&P or Moody’s, respectively.
     The two principal classifications of municipal obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.
     Municipal obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
     The municipal obligations in which the Portfolio invests may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes will be purchased by the Portfolio if they are comparable in quality at the time of the purchase to rated Eligible Securities as determined by the Portfolio’s advisor. Where necessary to ensure that a note is an Eligible Security, the Portfolio will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio’s advisor deems the investment to involve minimal credit risk. The Portfolio’s advisor also monitors the continuing creditworthiness of issuers of such notes and parties providing credit enhancement to determine whether the Portfolio should continue to hold the notes.
Total Market Portfolio
     The Portfolio will generally take long positions in equity securities identified as undervalued and take short positions in equity securities identified as overvalued.
     From time to time, the Portfolio’s advisor may revise its equity computer model programs to try to maintain or enhance the Portfolio’s performance.
     The Portfolio will not engage in “market timing” transactions. However, for temporary defensive purposes, the Portfolio may invest a significant portion of its assets in cash, short-term instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, U.S. Government securities, repurchase agreements or in similar money market securities.
U.S. Emerging Growth Portfolio
     The Portfolio may invest in securities of companies located outside the United States and ADRs listed on the NYSE.
     From time to time, the Portfolios’ advisor may revise its equity computer model programs to try to maintain or enhance a Portfolio’s performance.
     Under normal circumstances, at least 80% of the Portfolio’s net assets (including borrowings for investment purposes) will be invested in equity securities of U.S. emerging growth companies. Emerging growth companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Growth Index. In addition, the Portfolio may make significant investments in IPOs. The U.S. Emerging Growth Portfolio will not engage in “market timing” transactions. However, if warranted in the judgment of the Advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU.
COMMON INVESTMENT POLICIES AND RISKS
Borrowing
     As a temporary measure for extraordinary or emergency purposes, each Portfolio may borrow money from banks in amounts not exceeding one-third of total assets. However, with the exception of the Total Market Portfolio, none of the Portfolios will borrow money for speculative purposes. If the market value of a Portfolio’s securities should decline, the Portfolio may experience difficulty in repaying the borrowing.
     As required by the 1940 Act, a Portfolio must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Portfolio’s assets should fail to meet this 300% coverage test, a Portfolio, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Borrowing of securities in connection with short sales and derivative transactions such as futures and swaps are not subject to this limitation. The Portfolios are authorized to pledge portfolio securities to the lender as collateral in connection with any borrowings.
     The Total Market Portfolio may borrow money for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of the Portfolio’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share (“NAV”) of the Portfolio will increase more when the Portfolio’s assets increase in value and decrease more when the Portfolio’s assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Portfolio may have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales.
Credit Risks
     Because the Portfolios may invest in fixed-income securities, they are subject to “credit risk” — the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.
     The Small Cap Equity and U.S. Emerging Growth Portfolios may invest in securities which have the lowest rating in the investment grade category (i.e., Baa by Moody’s or BBB by S&P). Such securities are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.
     Ratings published by nationally recognized statistical rating organizations are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.
Depositary Receipts
     The Long/Short Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Strategic Equity Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio may purchase certain sponsored or unsponsored depositary receipts. In sponsored programs, an issuer makes arrangements to have its securities traded in the form of depositary receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in depositary receipts will be deemed to be investments in the underlying securities. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.
     The Long/Short Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Strategic Equity Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio may invest in ADRs. ADRs are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency.
     Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Investments in ADRs, involve risks similar to those accompanying direct investments in foreign securities.
Foreign Securities
     The Long/Short Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio may invest in foreign securities. Such investments may involve higher costs than investments in U.S. securities, including higher transaction costs and additional taxes by foreign governments. Foreign investments may also present additional risks associated with currency exchange rates, differences in accounting, auditing and financial reporting standards, holding securities in domestic and foreign custodian banks and depositories, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividends, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

     Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned. The inability of a Portfolio to make intended security purchases due to these and other settlement problems could cause such Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Additionally, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.
     Although the Portfolios may invest in securities denominated in foreign currencies, the Portfolios value their securities and other assets in U.S. dollars. As a result, the net asset value (“NAV”) of the Portfolios’ shares may fluctuate with U.S. dollar exchange rates as well as with price changes of a Portfolio’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Portfolios make their investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolios’ securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Portfolios’ securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Portfolios are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.
     The International Portfolio and the Philadelphia International Fund may invest in emerging market countries. Developing countries may impose restrictions on a Portfolio’s ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio.
     Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.
     Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.
Forward Foreign Exchange Contracts
     The International Portfolio and the Philadelphia International Fund may enter into forward foreign exchange contracts, but such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”) such as the New York Mercantile Exchange. The Portfolios would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as permitted by regulations which permit principals of an investment company registered under the Commodity Exchange Act to engage in such transactions without registering or being regulated as commodity pool operators.
     Forward foreign currency exchange contracts allow a Portfolio to hedge the currency risk of portfolio securities denominated in a foreign currency. This method of protecting the value of a Portfolio’s investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Additionally, investments in foreign currency exchange contracts involve other risks similar to those accompanying direct investments in foreign securities.
     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.
     At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.
Illiquid Securities
     The Portfolios (other than the Long/Short Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio) will not invest more than 10% of their respective net assets in securities that are illiquid. The Long/Short Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio will not invest more than 15% of their respective net assets in securities that are illiquid. These securities are subject to the risk that should a Portfolio need to dispose of such securities, there may not be a ready market or the Portfolio may have to sell such securities at an undesirable price. Illiquid securities include securities that cannot be disposed of within seven days at approximately the price at which they are being carried on the Funds’ books (including repurchase agreements in excess of seven days).
Initial Public Offerings
     An initial public offering (“IPO”) is a company’s first offering of stock to the public. The U.S. Emerging Growth Portfolio may make significant investments in IPOs. The International Portfolio, Long/Short Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio and Total Market Portfolio also may invest in IPOs.
     An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

     When a Portfolio’s asset base is small, a significant portion of the Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio’s assets grow, the effect of the Portfolio’s investments in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance. Because of the price volatility of IPO shares, a Portfolio may choose to hold IPO shares for a very short period of time. This may increase the portfolio turnover and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. By selling IPO shares, the Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Portfolio will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
     A Portfolio’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.
Interest Rate Risks
     The Portfolios may invest in fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.
Investment Company Securities
     In connection with the management of their daily cash positions, each Portfolio may invest in securities issued by other open-end or closed-end investment companies, including ETFs. In addition, the International Portfolio and the Philadelphia International Fund may each invest in shares of closed-end investment companies which invest chiefly in the shares of companies located outside of the U.S. Each Portfolio may invest in securities issued by such other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Portfolio’s investment in such securities currently is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits a Portfolio to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Portfolio’s investment objective. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations. Furthermore, the investment company securities in which a Portfolio invests may decline in value.

Purchasing Options
     The Strategic Equity Portfolio and Large Cap Value Portfolio may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option entitles a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the call option.
     A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or in securities in which it may invest. The purchase of a put option entitles a Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of puts is designed to offset or hedge against a decline in the market value of a Portfolio’s securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options will tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     A Portfolio will purchase put and call options on securities indices for the same purposes as it will purchase options on individual securities.
Writing Covered Options
     The Strategic Equity Portfolio and Large Cap Value Portfolio may write covered call and put options on any securities in which it may invest. A call option written by a Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Portfolio will be covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding or the Portfolio will use the other methods described below. A Portfolio’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Portfolio foregoes the opportunity to profit from an increase in the market price of the underlying security that exceeds the exercise price of the call option.
     A put option written by a Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio will be covered, which means that the Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
     Call and put options written by a Portfolio will also be considered to be covered to the extent that the Portfolio’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Portfolio.
     In addition, a written call option or put option may be covered by segregating cash or liquid assets, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Portfolio’s net exposure on its written option position.

     A Portfolio may also write covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Portfolio) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.
     The Portfolio may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Repurchase Agreements
     Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by its advisor. Under normal circumstances, however, the Long/Short Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Muni Intermediate Portfolio, New Jersey Muni Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, Total Market Portfolio and U.S. Emerging Growth Portfolio will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The International Portfolio and the Philadelphia International Fund will generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.
     In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.
     In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price.
     If the seller defaults on its repurchase obligation, a Portfolio holding such obligation will suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by a Portfolio might be delayed pending court action.
     Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

Reverse Repurchase Agreements
     The Long/Short Portfolio, Government Cash Portfolio, Core Fixed Income Portfolio and Total Market Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement the Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.
     A Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to its purchase obligations under these agreements. The Portfolio’s advisor will consider the creditworthiness of the other party in determining whether a Portfolio will enter into a reverse repurchase agreement.
     A Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.
     The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed.
Securities Lending
     Each Portfolio may lend its portfolio securities with a value of up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities only when the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Portfolio’s advisor in making decisions with respect to the lending of securities, subject to review by the particular Fund’s Board.
     When lending portfolio securities, the securities may not be available to a Portfolio on a timely basis. Therefore, a Portfolio may lose the opportunity to sell the securities at a desirable price. Such loans would also involve risks of delay in receiving additional collateral if the value of the collateral decreases below the value of the securities loaned or even the loss of rights to the collateral should the borrower of the securities fail financially. Additionally, if a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action. A Portfolio may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. A Portfolio may, from time to time, pay negotiated fees in connection with the lending of securities. State Street Bank and Trust Company (“State Street”) serves as the Funds’ securities lending agent. For these services, the lending agent receives a fee based on the income earned on a Portfolio’s investment of cash received as collateral for the loaned securities, a portion of any loan premium paid by the borrower, and reimbursement of expenses advanced as a result of a Portfolio’s securities lending activities, if any.
     The lending agent may, on behalf of Portfolios, invest the cash collateral received in short-term money market instruments, including commercial paper, money market mutual funds, certificates of deposit, time deposits and other short-term bank obligations, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and other highly rated liquid investments. These investments may include mutual funds, with respect to which State Street and/or its affiliates provide investment management or advisory, trust, custody, transfer agency, shareholder servicing and/or other services for which they are compensated. On behalf of the Long/Short Portfolio and Total Market Portfolio, some or all of the cash collateral may be used to finance short sales.
Short Sales
     The Long/Short Portfolio and Total Market Portfolio will engage in short sales. A security is sold short when a Portfolio sells a security it does not own. To sell a security short, a Portfolio must borrow the security to deliver it to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at, or before, the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. Depending on the arrangement with the lender, in order to borrow the security, the Portfolio may be required to pledge all or a significant portion of its securities and other assets, including cash collateral from securities lending activities, to the lender and may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale may be retained by the lender until the short position is closed out or the proceeds may be released to the Portfolio and used to purchase additional securities or for any other purpose.
     The Long/Short Portfolio and Total Market Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. Each Portfolio will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the Portfolio may be required to pay in connection with the short sale. Whether each Portfolio will be successful in utilizing a short sale will depend, in part, on the Advisor’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.
     The use of short sales is a primary investment of the Long/Short and Total Market Portfolios. Each Portfolio is required to segregate cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral pledged to the lender) and the amount of securities lending cash collateral used to finance short sales until the Portfolio replaces a borrowed security. Depending on arrangements made with the lender or custodian, the Portfolio may not receive any payments (including interest) on the deposits made with the lender or custodian. Because of this asset segregation requirement, a Portfolio may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemption of Portfolio shares. In the alternative, the

Portfolio could cover its short positions by purchasing the security sold short in accordance with positions taken by the staff of the Securities and Exchange Commission.
     There is no guarantee that a Portfolio will be able to close out a short position at any particular time or at an acceptable price. In short sale transactions, a Fund’s gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Short selling may also produce higher than normal portfolio turnover and result in increased transaction costs to a Portfolio. In addition, the use of short sales may result in a Portfolio realizing more short-term capital gains than it would if the Portfolio did not engage in short sales.
     The Long/Short Portfolio and Total Market Portfolio anticipate that the frequency of short sales will vary substantially in different periods. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of a Portfolio’s net assets.
Stand-by Commitments
     The Muni Intermediate and New Jersey Muni Portfolios may acquire stand-by commitments which may increase the cost, and thereby reduce the yield, of the municipal obligation to which such commitment relates.
U.S. Government Obligations
     The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Please refer to Appendix A for further information about U.S. Government obligations.
“When Issued”, “Delayed Settlement”, and “Forward Delivery” Securities
     Each Portfolio may purchase and sell securities on a “when issued,” “delayed settlement” or “forward delivery” basis. “When issued” or “forward delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. “When issued” or “forward delivery” transactions may be expected to occur one month or more before delivery is due. “Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. One form of “when issued” or “delayed settlement” security that the Core Fixed Income Portfolio may purchase is a “to be announced” (“TBA”) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. No payment or delivery is made by a Portfolio in a “when issued”, “delayed settlement” or “forward delivery” transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

     A Portfolio will engage in “when issued” transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in “when issued,” “delayed settlement” or “forward delivery” transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio’s “when issued”, “delayed settlement” and “forward delivery” commitments are not expected to exceed 30% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.
     Securities purchased or sold on a “when issued”, “delayed settlement” or “forward delivery” basis are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed settlement transactions, a Portfolio relies on the seller to complete the transaction; the seller’s failure to do so may cause a Portfolio to miss an advantageous price or yield.
PRICE OF PORTFOLIO SHARES
     The NAV per share of each Portfolio is determined by dividing the total market value of its investments and other assets, less liabilities, by the total number of its shares outstanding.
     Equity securities listed on a U.S. securities exchange for which quotations are readily available are valued at the last quoted sale price as of the close of the exchange’s regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices.
     For the purpose of calculating the Government Cash and Tax-Exempt Cash Portfolios’ (collectively, the “Money Market Portfolios”) NAV per share, securities are valued by the “amortized cost” method of valuation, which does not take into account unrealized gains or losses. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.
     The use of amortized cost and the maintenance of each Money Market Portfolio’s per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each Money Market Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of 13 months or less, and invest only in securities which are determined by the Portfolio’s advisor, pursuant to procedures established by the Glenmede Fund’s Board, to present minimal credit risks and which are Eligible Securities, pursuant to procedures established by the Board.
     The Board has established procedures reasonably designed to stabilize the NAV per share for the purposes of sales and redemptions at $1.00. These procedures include daily review of the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value.
     In the event of a deviation of over 1/2 of 1% between a Money Market Portfolio’s NAV, based upon available market quotations or market equivalents, and $1.00 per share based on amortized cost, the Board members will promptly consider what action, if any, should be taken. The Board members also will take such action as they deem appropriate to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distributions from capital or capital gains or utilizing a NAV per share as determined by using available market quotations.
     The NAV per share of each Money Market Portfolio will ordinarily remain at $1.00, but each Portfolio’s daily dividends will vary in amount. There can be no assurance, however, that the Portfolios will maintain a constant NAV per share of $1.00.
     Marketable fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market, at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is not such a reported sale, the latest quoted bid price will be used. NAV includes interest on fixed income securities which is accrued daily. In addition, bond and other fixed income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when a Portfolio’s advisor believes such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to specific securities. The matrix pricing method values securities by reference to prices of comparable securities obtained from sources the advisor deems accurate and reliable. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, pursuant to which (i) such securities shall be valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.
     Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. For the International Portfolio and Philadelphia International Fund, if a subsequent occurrence, based on the movement of an index, is believed to have changed such value, however, the Fund may use a fair valuation model to value those securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the NYSE. Foreign securities for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board. Foreign securities may trade on days when shares of a Portfolio are not priced; as a result, the NAV of shares of such Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.
     The Muni Intermediate and New Jersey Muni Portfolios’ municipal obligations for which quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the Portfolios’ advisor to reflect the fair market value of such municipal obligations. Municipal obligations for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Glenmede Portfolios’ Board. Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost, pursuant to which (i) such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

     When market quotations are unavailable or when events occur that make established valuation methods unreliable, the Portfolios’ investments will be valued at fair value as determined in good faith using methods determined by the Boards.
PURCHASE OF SHARES
     The purchase price of shares of each Portfolio is the NAV next determined after receipt of the purchase order by the particular Fund. It is the responsibility of The Glenmede Trust Company, N.A. (“Glenmede Trust”), Glenmede Investment Management LP (“GIM” or the Advisor”), Philadelphia International Advisors LP (“Philadelphia International”) or Institutions to transmit orders for share purchases to State Street, the Funds’ transfer agent, and to deliver required funds to State Street, the Funds’ custodian, on a timely basis.
     Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments from time to time.
     At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolio’s investment objective and policies.
REDEMPTION OF SHARES
     Redemption proceeds are normally paid in cash, although the Funds have elected to be governed by Rule 18f-1 under the 1940 Act which permits them to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.
PORTFOLIO TURNOVER
     The Large Cap Value Portfolio, Large Cap Growth Portfolio, Large Cap 100 Portfolio, Long/Short Portfolio, Total Market Portfolio and U.S. Emerging Growth Portfolio may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. The other Portfolios will not normally engage in short-term trading, but reserve the right to do so. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment. The Portfolios are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Portfolios’ advisors and the sub-advisor (with respect to International Portfolio), will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio’s investment objective and policies. Turnover in the Core Fixed Income Portfolio declined in 2008 from 2007 due to the Portfolio not holding as many TBA mortgage positions. Turnover in the Muni Intermediate Portfolio increased in 2008 from 2007 due to municipal bond substitutions in response to changes in credit quality. Turnover in the Large Cap Value Portfolio increased in 2008 from 2007 due to the portfolio manager change in March of 2008. Turnover in the Large Cap Growth Portfolio increased in 2008 from 2007 due to higher than normal market volatility.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Boards of Directors/Trustees of the Funds have adopted a policy on selective disclosure of portfolio holdings. The policy provides that neither a Fund, nor its investment advisers, sub-adviser, administrator, transfer agent or distributor (“Fund Service Provider”) will disclose non-public information concerning securities held in a Fund’s Portfolios to any person other than in accordance with the policy. Under the policy, neither a Fund, any Fund Service Provider, nor any of their affiliated persons may receive any compensation in any form, whether in cash or otherwise, in connection with the disclosure of portfolio holdings information. A Fund Service Provider may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC.
     Portfolio holdings information that is not filed with the SEC may be provided to third parties only if the Fund has a legitimate business purpose for doing so, the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. In order to ensure that the disclosure of the Fund’s non-public portfolio holdings is in the best interests of the Fund’s shareholders and to avoid any potential or actual conflicts of interest with the Fund’s Service Providers or other affiliated persons, disclosure to such third parties must be authorized by the Fund’s President and approved in advance by the Board of Directors/Trustees. Under the policy, the Board of each Fund is to receive information, on a quarterly basis, regarding any disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. Such authorization, pre-approval and reporting is not required for disclosure by the Funds’ Administrator to providers of auditing, custody, proxy voting and other services to the Funds, as well as rating and ranking organizations. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.
     Under the policy, the Funds’ President has authorized the release of information regarding the Funds’ portfolio holdings on a daily basis to providers of auditing, custody, proxy voting, legal and other services to the Funds, currently including:
(i)	State Street, in connection with the provision of services as the Funds’ Custodian, Administrator, Transfer Agent, securities lending agent and short sales lending agent;

(ii)	Third-party providers of proxy voting services, such as RiskMetrics Group (RiskMetrics) and Broadridge Financial Solutions, Inc. (Broadridge);

(iii)	_____________, the Funds’ independent registered public accountant, in connection with the provision of services related to the audit of the Funds’ financial statements and certain non-audit services;

(iv)	Third-party providers of pricing/analytical services, such as FT Interactive Data Corporation, FactSet, and JJ Kenney;

(v)	Ratings and ranking organizations, such as Morningstar, Inc. and Lipper/Thomson Reuters;

(vi)	Drinker Biddle & Reath LLP, in connection with the provision of services as legal counsel to the Funds; and

(vii)	Third-party financial printers, such as Merrill Corporation.

INVESTMENT LIMITATIONS
     Each Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio.
     Each Portfolio (other than the Long/Short Portfolio and Total Market Portfolio) will not:
(1)	invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

(2)	purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

(3)	make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers’ acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

(4)	purchase on margin or sell short, except as specified above in investment limitation (1);

(5)	purchase more than 10% of any class of the outstanding voting securities of any issuer;

(6)	issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

(7)	borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

(8)	pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio’s assets or the purchase of any securities on margin for purposes of this investment limitation;

(9)	underwrite the securities of other issuers, or with respect to each Portfolio other than the U.S. Emerging Growth Portfolio, invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days or, in the case of each Portfolio, securities subject to legal or contractual restrictions on resale;

(10)	invest for the purpose of exercising control over management of any company;

(11)	invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

(12)	acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities; and

(13)	write or acquire options or interests in oil, gas or other mineral exploration or development programs.
     Each Portfolio, with the exception of the Muni Intermediate and New Jersey Muni Portfolios, also will not:
(14)	with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).
     Pursuant to Rule 2a-7 under the 1940 Act, each of the Government Cash Portfolio and the Tax-Exempt Cash Portfolio may not invest more than 5% of its total assets in securities of any one issuer (other than U.S. Government securities, repurchase agreements collateralized by such obligations, certain money market fund securities and securities subject to certain guarantees which are issued by persons that, directly or indirectly, do not control and are not controlled by or under common control with the issuer). Each of these portfolios may, however, invest more than 5% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of three business days after the purchase thereof. For the Government Cash Portfolio and the Tax-Exempt Cash Portfolio compliance with the diversification provisions of Rule 2a-7 under the 1940 Act will be deemed to be compliance with the diversification limitation in paragraph (14).
     Each of the Muni Intermediate Portfolio and the New Jersey Muni Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which generally will relieve the Portfolio of any liability for Federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company, the Code requires, among other things, that at the end of each quarter, no more than 5% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer, and no more than 10% of the outstanding voting securities of such issuer may be held by the Portfolio, except that (a) up to 50% of the value of the Portfolio’s total assets may be invested without regard to these limitations, provided that no more than 25% of the value of the Portfolio’s total assets are invested in the securities of any one issuer (or two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses); (b) the foregoing limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (c) a Portfolio will be considered to have violated these diversification requirements only if the noncompliance results from an acquisition of securities during the quarter and is not cured within 30 days after the end of any quarter after its first quarter.
     If a Portfolio’s borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.
     With respect to the International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, and U.S. Emerging Growth Portfolio, borrowings including reverse repurchase agreements and securities purchased on a when issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of each Portfolio’s total net assets.
     With respect to investment limitations (7) and (8), the International Portfolio and the Philadelphia International Fund may borrow money as a temporary measure for extraordinary or emergency purposes, enter into reverse repurchase agreements and purchase securities on a when-issued, delayed settlement or forward delivery basis, which activities may involve a borrowing, provided that the aggregate of such borrowings shall not exceed 33 1/3% of the value of each Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure borrowings.
     As a matter of policy which may be changed by the particular Fund’s Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.
     In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
     With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.
     As a matter of fundamental policy which may not be changed without shareholder approval, the Tax-Exempt Cash Portfolio normally invests at least 80% of its net assets (including borrowings for investment purposes) in municipal obligations, which pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax.
     As a matter of fundamental policy which may not be changed without shareholder approval, the Muni Intermediate Portfolio and the New Jersey Muni Portfolio each normally invest at least 80% of their net assets (including borrowings for investment purposes) in municipal obligations which pay interest that is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax.
     The Long/Short Portfolio and Total Market Portfolio will not:

(a)	invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts, options, swaps and other derivative instruments;

(b)	purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

(c)	make loans, except (1) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (h) below, and money market instruments, including bankers’ acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

(d)	purchase more than 10% of any class of the outstanding voting securities of any issuer;

(e)	issue senior securities to the extent such issuance would violate applicable law;

(f)	borrow money, except (1) each Portfolio, to the extent permitted by applicable law, may borrow from banks (as defined in the 1940 Act), other affiliated investment companies and other persons, enter into reverse repurchase agreements, and purchase securities on a when issued, delayed settlement or forward delivery basis in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) each Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (3) each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) each Portfolio may purchase securities on margin to the extent permitted by applicable law. Short sales of securities as well as other derivative transactions such as futures contracts and swaps are not considered to involve borrowings of money and are not subject to these restrictions;

(g)	pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with short sales, swaps, borrowings, the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis or other permitted investment techniques and collateral arrangements with respect to initial or variation margin for such transactions will not be deemed to be pledges or other encumbrance of a Portfolio’s assets or the purchase of any securities on margin for purposes of this investment limitation;

(h)	invest for the purpose of exercising control over management of any company;

(i)	invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

(j)	acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

(k)	write or acquire options or interests in oil, gas or other mineral exploration or development programs; and

(l)	with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).
     With respect to limitation (f)(1) asset coverage of at least 300% (as defined in the 1940 Act) inclusive of any amounts borrowed, must be maintained at all times. Borrowings of securities in connection with short sales and derivative transactions such as futures and swaps are not subject to this limitation.
     Borrowings, including reverse repurchase agreements and securities purchased on a when issued, delayed settlement or forward delivery basis, may not exceed 33 1/3% of each Portfolio’s total net assets.
     As a matter of policy which may be changed by the Fund’s Board without shareholder approval, each Portfolio will not:
(1)	with respect to limitation (j), invest more than 25% of the value of its total assets in instruments issued by U.S. banks;

(2)	underwrite the securities of other issuers, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting; or

(3)	invest more than an aggregate of 15% of the net assets of the Portfolio, at the time of purchase, in illiquid securities.
     In addition, with respect to investment limitation (j), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
     With regard to limitation (k), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.
     If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.
MANAGEMENT OF THE FUNDS
     Each Fund’s officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers. Each Fund’s Board member holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such member and until the election and qualification of his/her successor, if any, elected at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the particular Board or shareholders. Each Fund’s officer is elected by the particular Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.
Board Members and Officers
     The following is a list of the Board members and officers of each of the Funds, their ages, their principal occupations during the past five years, the number of portfolios that they oversee in the Funds’ complex, and other directorships they hold. The Funds are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Unless otherwise indicated below, the address of each Board member and officer is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH0326, Boston, MA 02116, Attention: Fund Administration Legal Department.

Number of
Portfolios in
	Positions with the		Other	Fund
	Funds and Time	Principal Occupations(s)	Director-ships	Complex
Name and Age	Served	During Past 5 Years	Held	Overseen
Interested
Directors/Trustees(1)

Susan W. Catherwood(2) Age: 66	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Director (since 1988) and Member of the Investment Review/Relationship Oversight Committee (since 2001) and Compensation Committee (since 1993), Glenmede Trust; Director, The Glenmede Corporation (since 1988); Board Member, The Pew Charitable Trusts; Charter Trustee, The University of Pennsylvania; Chairman Emeritus, The University Museum of The University of Pennsylvania; Member, The Women’s Committee and Penn Museum Board of Overseers of The University of Pennsylvania; Chairman of the Board of Managers, The Christopher Ludwick Foundation; Director: Monell Chemical Senses Center, Thomas Harrison Skelton Foundation and The Catherwood Foundation; Board Member, Fellow and Finance Committee Chairperson, College of Physicians of Philadelphia; Former Director, The Glenmede Trust Company of New Jersey (1993-2002); Former Vice Chairman of the Board of Directors, Executive Service Corps of the Delaware Valley; Former Director, PECO Energy; Former Director, First Pennsylvania Bank.	None	15

				Number of
				Portfolios in
	Positions with the		Other	Fund
	Funds and Time	Principal Occupations(s)	Director-ships	Complex
Name and Age	Served	During Past 5 Years	Held	Overseen
G. Thompson Pew, Jr.(2) Age: 67	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992) Chairman of the Funds (since June 2006)	Director, Member of the Relationship Oversight Committee, Executive Committee, Private Equity/Real Estate Advisory Committee, and Chairman of the Compensation Committee, Glenmede Trust; Former Director, Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal and Officer, Philadelphia Investment Banking Co.; Former Director and Officer, Valley Forge Administrative Services Company.	None	15

Harry Wong(2) Age: 61	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Managing Director, Knight Capital Markets LLC and Knight Equity Markets, L.P., both operating subsidiaries of Knight Capital Group Inc. (investment banking) (since 2009); Managing Director, Long Point Advisors, LLC (business consulting) (since 2003); BIO-IB LLC (healthcare investment banking) (2004-2009); Senior Managing Director, ABN AMRO (investment banking) (1990-2002); Adjunct faculty member, Sacred Heart University (2003-2007).	None	15

(1)	Interested Directors/Trustees are those Directors/Trustees who are “interested persons” of the Funds as defined in the 1940 Act.

(2)	Susan W. Catherwood and G. Thompson Pew, Jr., are considered to be “interested persons” of the Funds because of their affiliations with Glenmede Trust, the parent company of the Funds’ investment advisor, GIM, and their stock ownership in The Glenmede Corporation, of which GIM is an affiliate. Harry Wong is considered to be an “interested person” of the Funds because of his affiliation with Knight Equity Markets, L.P., a division of which, from time to time, executes portfolio transactions for the Funds.

				Number of
				Portfolios in
	Positions with the		Other	Fund
Independent	Funds and Time	Principal Occupations(s)	Director-	Complex
Directors/Trustees(3)	Served	During Past 5 Years	ships Held	Overseen

H. Franklin Allen, Ph.D. Age: 53	Director of Glenmede Fund (since March 1991) and Trustee of Glenmede Portfolios (since May 1992)	Nippon Life Professor of Finance, and Professor of Economics, The Wharton School of The University of Pennsylvania; Professor of Finance and Economics from 1990-1994; Vice Dean and Director of Wharton Doctoral Programs from 1990-1993. Employed by The University of Pennsylvania since 1980.	None	15

Willard S. Boothby, Jr. Age: 88	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992)	Former Director: Getty Oil Corp., Georgia-Pacific Corp., Burlington Industries, C-Tec Corp., Commonwealth Telephone Corp., Penn Engineering and Manufacturing Corp., Food Fair Corp., Sperry Corp, and Insurance Company of North America; Former Chemical Bank Advisory Board Member; Former Chairman and Chief Executive Officer, Blyth Eastman Dillon & Co., Inc.; Former Managing Director, Paine Webber, Inc.; Former Chairman, U.S. Securities Industry Association.	None	15

William L. Cobb, Jr. Age: 63	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Executive Vice President and Chief Investment Officer, The Church Pension Fund (defined benefit plan for retired clergy of the Episcopal Church) (since 1999); Vice Chairman, J.P. Morgan Investment Management (1994-1999), Member, Investment Committee, The Minister and Missionaries Benefit Board of the American Baptist Church and the Wenner-Gren Foundation.	None	15

Gail E. Keppler Age: 63	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Co-CEO/COO TVG, Inc. (pharmaceutical marketing consulting) (1992-2002); Former Board Member, Laurel House; Former Division President and Board Member, Burke Marketing Services, Inc.	None	15

Francis J. Palamara Age: 84	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992)	Former Chief Operating Officer, The New York Stock Exchange; Former Trustee, Gintel Fund; Former Director, XTRA Corporation; Former Director, Executive Vice President-Finance and Chief Financial Officer, ARAMARK, Inc.; Former Director, The Pittston Company; Former Director, Brinks Corp.; Former Director, Constar Corporation; Former President, Meinhard Commercial Corporation; Former Executive Vice President and Chief Financial Officer, James Talcott, Inc.	None	15

(3)	Independent Directors/Trustees are those Directors/Trustees who are not “interested persons” of the Funds as defined in the 1940 Act.

Officers

Name, Address, and	Positions Held	Term of Office and	Principal Occupation(s) During Past 5
Age	with the Funds	Length of Time Served	Years
Mary Ann B. Wirts 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 58	President and Treasurer of the Funds.	President of the Funds since December 1997. Treasurer of the Funds since December 2002.	First Vice President and Chief Administrative Officer of Glenmede Trust. Managing Director and Chief Administrative Officer of Glenmede Investment Management LP (since 2006). First Vice President and Managing Director of Fixed Income of Glenmede Advisers (2000-2006). Employed by Glenmede Trust since 1982.

Kimberly C. Osborne 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 43	Executive Vice President of the Funds.	Executive Vice President of the Funds since December 1997.	Client Service Manager of Glenmede Investment Management LP (since 2006). Vice President of Glenmede Trust and Glenmede Advisers until 2008. Employed by Glenmede Trust 1993-2008 and Glenmede Advisers 2000-2008.

Michael P. Malloy One Logan Square 18th and Cherry Streets	Secretary of the Funds.	Secretary of the Funds since January 1995.	Partner in the law firm of Drinker Biddle & Reath LLP.
Philadelphia, PA 19103-6996 Age: 50

Mark E. Tuttle 4 Copley Place Boston, MA 02116 Age: 39	Assistant Secretary of the Funds.	Assistant Secretary of the Funds since December 2009.	Vice President and Counsel, State Street Bank and Trust Company (since 2007); Assistant Counsel, BISYS Fund Services, Inc. (2004-2007).

Brendan J. O’Neill 200 Clarendon Street Boston, MA 02116 Age: 41	Assistant Treasurer of the Funds.	Assistant Treasurer of the Funds since December 2009.	Vice President, State Street Bank and Trust Company (since 2007); Director, Investors Bank & Trust Company (prior to merger with State Street) (since 2005); Investors Bank & Trust Company (since 1997).

Donna M. Rogers 200 Clarendon Street Boston, MA 02116 Age: 43	Chief Compliance Officer.	Chief Compliance Officer of the Funds since September 2004.	Senior Vice President, State Street Bank and Trust Company (since 2007); Senior Director, Investors Bank & Trust Company (prior to merger with State Street) (since 2002); Investors Bank & Trust Company (since 1994).
Standing Board Committees
     Messrs. Allen, Boothby, Cobb, Palamara, Pew and Wong and Mmes. Catherwood and Keppler serve on the Audit Committee of the Boards. The Audit Committees operate under a written charter approved by the Boards. The purposes of the Audit Committees include overseeing the accounting and financial reporting processes of the Funds and the audits of the Funds’ financial statements. Accordingly, the Committees assist the Boards in their oversight of (i) the integrity of the Funds’ financial statements;

(ii) the independent accountants’ qualifications and independence; and (iii) the performance of the Funds’ internal audit function and independent accountants. The Audit Committees convened two times during the fiscal year ended October 31, 2009.
     Messrs. Allen, Boothby, Cobb, Palamara, Pew and Wong and Mmes. Catherwood, Keppler and Wirts serve on the Valuation Committee of the Boards. The Funds’ Valuation Committees determine, in consultation with the Funds’ administrator and advisors, the fair value of certain securities pursuant to procedures adopted by the Boards. The Glenmede Fund Valuation Committee met twice during the fiscal year ended October 31, 2009.
     Messrs. Allen, Boothby, Cobb, Palamara and Ms. Keppler serve on the Nominating Committees of the Boards. The Funds’ Nominating Committees, among other things, nominate persons to fill vacancies on the Boards. The Nominating Committees will consider nominees recommended by shareholders. Recommendations should be submitted to the Committees in care of the Funds’ Secretary. The Nominating Committees met once during the fiscal year ended October 31, 2009.
Director/Trustee Ownership of Fund Shares
     The following table shows the Directors’/Trustees’ ownership of each Portfolio of each Fund and in all Portfolios of the Funds overseen by the Directors/Trustees, as of December 31, 2009.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of Equity Securities in each Portfolio	Portfolios in the
Name of Director/Trustee	of each Fund	Fund Complex
Interested Directors/Trustees

Susan W. Catherwood

G. Thompson Pew, Jr.

Harry Wong

Independent Directors/Trustees

H. Franklin Allen, Ph.D.

Willard S. Boothby, Jr.

William L. Cobb, Jr.

Gail E. Keppler

Francis J. Palamara

Remuneration of Board Members
     As of January 1, 2010, the annual fee for each Glenmede Fund Board member, other than officers of the advisors, is $39,000. In addition, to the annual fee, the Glenmede Fund pays each Board member, other than officers of the advisors, $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings, and the Audit Committee Chairman receives an annual fee of $2,000 for his services as Chairman of the Audit Committee. The Glenmede Portfolios pays each Board member, other than officers of the advisors, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Board members receive no compensation as members of the Audit, Valuation or Nominating Committees. The officers of the Funds receive no compensation as officers from the Funds.
     Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 2009.

Pension or
			Retirement	Estimated
	Aggregate	Aggregate	Benefits	Annual	Total
	Compensation	Compensation	Accrued as	Benefits	Compensation
Name of	from Glenmede	from Glenmede	Part of Funds’	Upon	from the
Person, Position*	Fund	Portfolios	Expenses	Retirement	Fund Complex
Interested Directors/Trustees

G. Thompson Pew, Jr., Director/Trustee	$	$			$

Susan W. Catherwood, Director/Trustee	$	$			$

Harry Wong Director/Trustee

Pension or
			Retirement	Estimated
	Aggregate	Aggregate	Benefits	Annual	Total
	Compensation	Compensation	Accrued as	Benefits	Compensation
Name of	from Glenmede	from Glenmede	Part of Funds’	Upon	from the
Person, Position*	Fund	Portfolios	Expenses	Retirement	Fund Complex
Independent Directors/Trustees

H. Franklin Allen, Ph.D., Director/Trustee	$	$			$

Willard S. Boothby, Jr., Director/Trustee	$	$			$

Francis J. Palamara, Director/Trustee

Gail E. Keppler, Director/Trustee

William L. Cobb, Jr., Director/Trustee
Code of Ethics
     The Funds, the advisors and the sub-advisor have each adopted codes of ethics that permit personnel subject to the codes to invest in securities including securities that may be purchased or held by each Fund.
Proxy Voting Procedures
     The Funds have delegated proxy voting responsibilities to the advisors and sub-advisor, as applicable, subject to the Boards’ general oversight. In delegating proxy responsibilities, the Boards have directed that proxies be voted consistent with the Funds’ and their shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The advisors and sub-advisor have adopted their own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the advisors, sub-advisor and their affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.
     Information regarding how the Funds voted proxies, if any, relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors and Sub-Advisor
     GIM, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, currently serves as the investment advisor to each Portfolio (except the Philadelphia International Fund). GIM, a limited partnership, wholly-owned by Glenmede Trust, became the investment advisor to the relevant Portfolios on January 1, 2007. From September 1, 2000 until January 1, 2007, investment advisory services were provided by Glenmede Trust’s wholly-owned subsidiary, Glenmede Advisers, Inc. (“Glenmede Advisers”). On January 1, 2007, Glenmede Advisers and GIM merged, and GIM succeeded to Glenmede Advisers’ investment adviser registration, acquired all of Glenmede Advisers’ assets and liabilities and undertook all rights, obligations, and responsibilities of Glenmede Advisers under the Portfolios’ Investment Advisory Agreements and Sub-Investment Advisory Agreement. Prior to September 1, 2000, investment advisory services were provided by Glenmede Trust. As of January 1, 2010, GIM and its affiliated companies had over $[] billion in assets in the accounts for which they serve in various capacities, including as executor, trustee or investment advisor.
     The Advisory Agreements will continue in effect from year to year provided their continuance is approved annually (i) by the holders of a majority of each Portfolio’s outstanding voting securities or by the Board and (ii) by a majority of the Directors/Trustees who are not parties to each Advisory Agreement or interested persons of any such party. Each Advisory Agreement may be terminated on 60 days’ written notice by any such party and will terminate automatically if assigned.
     The names and position with GIM of the principal executive officers and each director of GIM are as follows. The address for each is c/o GIM, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

Name	Position with GIM
Albert E. Piscopo	Managing Director
James R. Belanger	Managing Director
Laura Williamson	Managing Director
Gordon B. Fowler	Managing Director and Chief Investment Officer
Mary Ann B. Wirts	Managing Director and Chief Administrative Officer
Peter Zuleba	Director of Equity Management
Laura LaRosa	Director of Fixed Income Management
Robert J. Mancuso	Portfolio Manager, Small Cap Equity
Stephen J. Mahoney	Portfolio Manager, Fixed Income
Anthony K. Iuliano	Director of Equity Trading
Michael C. Crow	Portfolio Manager, Fixed Income
Vladimir de Vassal	Director of Quantitative Research

Name	Position with GIM
Kimberly C. Osborne	Relationship Manager, Client Service
Rosemarie J. Kane	Portfolio Execution Manager, Client Service
Christopher J. Colarik	Portfolio Manager, Small Cap Equity
John R. Kichula	Research Analyst, Equity
Cynthia Axelrod	Research Analyst, Equity
R. Bradford Hoopman	Research Analyst, Equity
John Thomas	Portfolio Manager, Fixed Income
Paul T. Sullivan	Portfolio Manager, Equity
Wade Wescott	Portfolio Manager, Value Equity
Joseph Shelly	Director of Consultant Relations
     GIM is wholly-owned by Glenmede Trust as both its only limited partner and as the sole owner of GIM’s only general partner, Gatepost Partners, LLC. Glenmede Trust, a nationally-chartered trust company, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. Glenmede Trust is a wholly-owned subsidiary of Glenmede Corporation. Glenmede Trust, Gatepost Partners, LLC and Glenmede Corporation are located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103.
     Philadelphia International Advisors LP (“Philadelphia International”), is the investment advisor to the Philadelphia International Fund and the sub-advisor to the International Portfolio. Philadelphia International became the advisor to the Philadelphia International Fund and the sub-advisor to the International Portfolio effective January 1, 2002. From September 1, 2000 through December 31, 2001, investment advisory services for the Philadelphia International Fund and the International Portfolio were provided by Glenmede Advisers. Prior to September 1, 2000, investment advisory services for the Philadelphia International Fund and the International Portfolio were provided by Glenmede Trust. The address of Philadelphia International is 1650 Market Street, Suite 1400, Philadelphia, PA 19103. Philadelphia International was created to provide investment advisory services related to international equity investments. As of December 31, 2009, Philadelphia International had approximately $[] billion of assets under management. The partners in Philadelphia International and their respective interests in the partnership as of December 31, 2009 are as follows:

Name*	Ownership Status
Glenmede Trust	Limited Partner

Philadelphia International Partners LP**	General Partner

*	The primary business address of each person is 1650 Market Street, Suite 1400, Philadelphia, PA 19103.

**	Andrew B. Williams, James S. Lobb, Robert C. Benthem de Grave, Frederick B. Herman, Peter W. O’Hara, Scott E. Decatur, Christopher S. Delpi, Wei Huang, Kent E. Weaver, Hugo Molina, Thomas R. Angers, Joseph Langella, Amy Lieb, and Christine Sasse are the limited partners in Philadelphia International Partners LP. AB Williams Company LLC is the general partner in Philadelphia International Partners LP.

Principal Executive Officers of Philadelphia International

Name*	Positions and Offices with Philadelphia International
Andrew B. Williams	President, Chief Executive Officer and Chief Investment Officer

James S. Lobb	Managing Director

Kent E. Weaver	Chief Compliance Officer

*	The principal business address of each person is 1650 Market Street, Suite 1400, Philadelphia, PA 19103.
     As noted in the Prospectus, GIM does not receive any fee from the Government Cash, Muni Intermediate, New Jersey Muni, and Tax-Exempt Cash Portfolios for its investment services.
     GIM is entitled to receive a fee from the Small Cap Equity Portfolio for its investment advisory services, calculated daily and payable monthly, at an annual rate of .55% of the Portfolio’s average daily net assets. For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Small Cap Equity Portfolio paid GIM (formerly, Glenmede Advisers) advisory fees of $[ ], $1,040,858 and $1,349,589, respectively.
     GIM is entitled to receive fees from the Large Cap 100 and Large Cap Growth Portfolios for its investment advisory services, calculated daily and payable monthly, at an annual rate of .55% of each such Portfolio’s average daily net assets. For the fiscal years ended October 31, 2009, October 31, 2008, and October 31, 2007, the Large Cap 100 Portfolio paid GIM advisory fees of $[ ] $721,954 and $749,587, respectively, and the Large Cap Growth Portfolio paid GIM advisory fees of $[ ], $356,657 and $272,607, respectively.
     Philadelphia International is entitled to receive a fee from the Philadelphia International Fund for its investment advisory services, calculated daily and payable monthly, at the annual rate of .75% of the Portfolio’s average daily net assets. Philadelphia International has agreed to waive its fees to the extent necessary to ensure that the Philadelphia International Fund’s annual total operating expenses do not exceed 1.00% of average net assets. It was not necessary for Philadelphia International to waive its fees during the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007. For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Philadelphia International Fund paid Philadelphia International advisory fees of $[ ], $3,002,720 and $4,101,422, respectively.
     GIM is entitled to receive fees from the Core Fixed Income, International, Large Cap Value and Strategic Equity Portfolios for its investment advisory services, calculated daily and payable monthly, at the annual rate of .35%, .75%, .55% and .55%, respectively, of such Portfolio’s average daily net assets. GIM pays Philadelphia International a fee for its sub-investment advisory services to the International Portfolio, calculated daily and payable monthly, at the annual rate of .26% of the International Portfolio’s average daily net assets. For the fiscal year ended October 31, 2009, October 31, 2008 and October 31, 2007, the Core Fixed Income Portfolio paid GIM advisory fees of $[      ], $783,896 and $696,358, respectively, the Large Cap Value Portfolio paid GIM advisory fees of $[       ], $203,177 and $266,824, respectively, and the Strategic Equity Portfolio paid GIM advisory fees of $[       ], $554,775 and $493,081, respectively. For the fiscal year ended October 31, 2009, October 31, 2008 and October 31, 2007, the International Portfolio paid GIM advisory fees of $[      ], $5,411,188, and $7,340,548, respectively.

     GIM is entitled to receive a fee from the U.S. Emerging Growth Portfolio for its investment advisory services, calculated daily and payable monthly, at the annual rate of .55% of the Portfolio’s average daily net assets. For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Portfolio paid GIM advisory fees of $[       ], $171,425 and $210,089, respectively.
     GIM is entitled to receive fees from the Long/Short and Total Market Portfolios for its investment advisory services, calculated daily and payable monthly, at an annual rate of 1.20% of each such Portfolio’s average daily net assets. GIM contractually agreed to waive a portion of its advisory fees so that after giving effect to such contractual waiver, the advisory fees for the fiscal year ended October 31, 2007 were 75%. Effective February 29, 2008, the Advisor decreased the contractual waiver so that the management fees for the Long/Short and Total Return Portfolio are currently 0.85%. GIM has also contractually agreed to waive an additional portion of its advisory fees and/or reimburse the Portfolios to the extent that total annual Portfolio operating expenses, as a percentage of the Portfolio’s average net assets, exceed 1.25% (excluding short-sale dividends, prime broker interest, brokerage commissions, taxes, interest, and extraordinary expenses). GIM has contractually agreed to these waivers and/or reimbursements until at least February 28, 2011. You will be notified if the waivers are discontinued after that date. For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Long/Short Portfolio paid GIM advisory fees of $[      ], $330,661 and $240,772, respectively. For the fiscal year ended October 31, 2009, October 31, 2008 and October 31, 2007, the Total Market Portfolio paid GIM advisory fee of $[       ], $250,828 and $120,557.
     Additionally, many shareholders in the Portfolios may be clients of Glenmede Trust or an Affiliate and, as clients, pay fees which vary depending on the capacity in which Glenmede Trust or an Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, Glenmede Trust charges its clients up to 1% on the first $3 million of principal, .75% on the next $2 million of principal, and .50% on the next $15 million of principal. An additional .25% administrative service fee is charged on accounts below $3 million. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.
Portfolio Managers
     Set forth below is information regarding the individuals identified in the Funds’ Prospectuses as primarily responsible for the day-to-day management of the Funds’ Portfolios, with the exception of the Money Market Portfolios (“Portfolio Managers”).
     As of October 31, 2009, the Portfolio Managers were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

Number of
				Accounts	Total Assets
				Managed with	Managed with
		Number of		Performance-	Performance-
		Accounts	Total Assets	Based	Based
	Type of Accounts	Managed	Managed	Advisory Fees	Advisory Fees
Glenmede Investment Management LP			$		$

Stephen J. Mahoney	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts

Vladimir de Vassal	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts

Paul Sullivan	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts

Wade Wescott	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts

Mary Ann B. Wirts	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts

Robert J. Mancuso	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts

Christopher J. Colarik	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts

Peter J. Zuleba, III	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts

Michael C. Crow	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts

				Number of
				Accounts	Total Assets
				Managed with	Managed with
		Number of		Performance-	Performance-
		Accounts	Total Assets	Based	Based
	Type of Accounts	Managed	Managed	Advisory Fees	Advisory Fees
Philadelphia International Advisors, LP

Andrew Williams	Registered Investment Companies	2	394,315,000	0	0
	Other Pooled Investment Vehicles	2	430,019,000	0	0
	Other Accounts	91	5,105,682,000	2	128,454,000

Robert Benthem de Grave	Registered Investment Companies	2	394,315,000	0	0
	Other Pooled Investment Vehicles	2	430,019,000	0	0
	Other Accounts	91	5,105,682,000	2	128,454,000

Frederick Herman	Registered Investment Companies	2	394,315,000	0	0
	Other Pooled Investment Vehicles	2	430,019,000	0	0
	Other Accounts	91	5,105,682,000	2	128,454,000

Peter O’Hara	Registered Investment Companies	2	394,315,000	0	0
	Other Pooled Investment Vehicles	2	430,019,000	0	0
	Other Accounts	91	5,105,682,000	2	128,454,000
     The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Portfolio(s) that he or she manages as of October 31, 2009:

Portfolio/Portfolio Manager	Dollar Range of Shares Beneficially Owned
Core Fixed Income Portfolio
Stephen J. Mahoney
Government Cash Portfolio
Michael C. Crow
International Portfolio
Andrew Williams	None
Robert Benthem de Grave	None
Frederick Herman	None
Peter O’Hara	None
Large Cap 100 Portfolio
Vladimir de Vassal
Paul Sullivan
Large Cap Growth Portfolio
Vladimir de Vassal
Paul Sullivan
Large Cap Value Portfolio
Wade Wescott
Long/Short Portfolio
Vladimir de Vassal
Paul Sullivan
Muni Intermediate Portfolio
Michael C. Crow
New Jersey Muni Portfolio
Michael C. Crow
Philadelphia International Fund

Portfolio/Portfolio Manager	Dollar Range of Shares Beneficially Owned
Andrew Williams	100,001-500,000
Robert Benthem de Grave	100,001-500,000
Frederick Herman	100,001-500,000
Peter O’Hara	100,001-500,000
Small Cap Equity Portfolio
Robert J. Mancuso
Christopher J. Colarik
Strategic Equity Portfolio
Peter J. Zuleba, III
Tax-Exempt Cash Portfolio
Mary Ann B. Wirts
Total Market Portfolio
Vladimir deVassal
Paul Sullivan
U.S. Emerging Growth Portfolio
Vladimir de Vassal
Paul Sullivan
     The compensation package for the GIM Portfolio Managers is comprised of a base salary, annual bonus and participation in a long-term equity plan of the Glenmede Corporation. The base salary is based on a combination of factors including the Portfolio Manager’s experience, expertise, and competitive market rates. The annual bonus payment is based on a combination of the annual pre-tax financial performance of the Glenmede Corporation, revenue generated from investment management fees and achievement of non-financial strategic goals. The Glenmede Corporation’s equity plan provides an opportunity for senior management to build equity in the parent company through options and restricted stock. Participation is based on position, experience and expertise.
     The Philadelphia International’s Portfolio Managers have a compensation package that includes: base salary (fixed), revenue sharing (fixed %), performance bonuses (variable), and partnership distributions (based on the firm’s profitability). The base salary is determined by considering overall experience, expertise, and competitive market rates. The revenue sharing component is a percentage of total firm pre-tax revenue based on tenure and overall experience. The performance bonus is determined by Andrew Williams, Chief Investment Officer and is based on how well the Portfolio Manager’s countries and recommended stock ideas perform for all accounts managed, including the Portfolios, relative to appropriate indexes, as well as the Portfolio Manager’s general contribution to the overall management process. The benchmarks are designed to gauge the Portfolio Manager’s stock selection capabilities within their respective regions versus those of the product’s performance benchmark, MSCI EAFE and Philadelphia International’s proprietary stock selection model. The performance bonus is distributed at year-end based on the pre- tax performance of the previous 12 months. All portions of the Portfolio Managers’ comprehensive compensation plan are received from Philadelphia International, and not from individual clients, portfolios or accounts.
     The Portfolio Managers may manage other accounts with investment strategies similar to those of the Portfolios of the Funds, which may suggest the potential for conflicts of interests relating to cross trading, allocation of investment opportunities, and aggregation and allocation of trades. In addition, GIM and Philadelphia International may charge varying fees to different accounts managed by their respective Portfolio Managers. Shareholders should be aware that, as with any group of portfolios and accounts managed by an investment advisor pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflicts of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with higher or incentive-based arrangements. However, the Funds do not anticipate that management by a Portfolio’s Portfolio Manager of other accounts with similar investment strategy or different fee arrangement would conflict with management of any of the Portfolios of the Funds because conflicts of interest of this type are minimized by the GIM’s and Philadelphia

International’s respective investment management decision-making process and trade allocation policy. In addition, the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds’ Portfolios and another client account.
Transfer Agent, Dividend Paying Agent, Custodian and Administrator
     State Street, with its primary place of business located at One Lincoln Street, Boston, MA 02111, serves as the Funds’ transfer agent, dividend paying agent, custodian and administrator. Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, Boston, MA 02116, served as the Funds’ transfer agent, dividend paying agent, custodian and administrator from September 1, 2001 until the third quarter of 2007 when it merged with State Street.
     For its services, State Street is entitled to receive fees from the Funds based on a percentage of the daily net assets of all Portfolios of the Funds, which is allocated to each Portfolio based on its relative net assets, plus transaction charges for certain transactions and out-of-pocket expenses. Fees paid by the Funds to State Street, including fees paid to IBT, for the past three fiscal years are shown in the following table.

	October 31,	October 31,	October 31,
Portfolio	2009	2008	2007
Core Fixed Income Portfolio		$145,627	$126,216
Government Cash Portfolio		$438,497	$439,814
International Portfolio		$405,625	$596,879
Large Cap 100 Portfolio		$82,021	$80,976
Large Cap Growth Portfolio		$48,040	$30,964
Large Cap Value Portfolio		$33,696	$36,587
Long/Short Portfolio		$40,184	$96,934
Muni Intermediate Portfolio		$18,237	$13,857
New Jersey Muni Portfolio		$18,247	$12,387
Philadelphia International Fund		$302,535	$349,907
Small Cap Equity Portfolio		$124,062	$153,815
Strategic Equity Portfolio		$64,005	$54,893
Tax-Exempt Cash Portfolio		$438,212	$383,010
Total Market Portfolio		$32,554	$54,731
U.S. Emerging Growth Portfolio		$26,824	$27,037
State Street is also compensated for its services as the Funds’ securities lending agent and short sales lending agent and is also paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Funds’ compliance program.
Shareholder Services Plan
     Glenmede Portfolios has adopted a Shareholder Servicing Plan effective January 1, 1995, and most recently amended effective January 1, 2004, and Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan effective January 1, 1998, and most recently amended effective September 11, 2006 (collectively the “Plans”), under which the Funds may pay a fee to broker/dealers, banks and other financial institutions (including Glenmede Trust and its affiliates) that are dealers of record or holders of record or which have a servicing relationship (“Servicing Agents”) with the beneficial owners of shares in any of the Portfolios. As of the date of this SAI, the Philadelphia International Fund is not subject to the Plans and, accordingly, pays no shareholder servicing fees. Under the Plans, Servicing Agents enter into Shareholder Servicing Agreements (the “Agreements”) with the

Funds. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients (“Customers”) who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05% for the Institutional Shares of the Small Cap Equity Portfolio; .10% for the Government Cash Portfolio, Tax-Exempt Cash Portfolio and Core Fixed Income Portfolio; .15% for the Muni Intermediate Portfolio and New Jersey Muni Portfolio; .20% for the Strategic Equity Portfolio, Large Cap Value Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Long/Short Portfolio, and Total Market Portfolio; and .25% for the International, U.S. Emerging Growth Portfolio and the Advisor Shares of the Small Cap Equity Portfolio, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plans shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to each Portfolio’s Total Annual Portfolio Operating Expenses. The Advisor, Glenmede Trust and/or Philadelphia International may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected institutions and other persons in connection with selling Portfolio shares and/or servicing of Portfolio shareholders and other accounts managed by the Advisor, Glenmede Trust or Philadelphia International.
     The services provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers’ inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.
     Glenmede Trust has entered into an Agreement with the Funds and provides shareholder support services to their clients who beneficially own shares of certain Portfolios listed below. Shareholder servicing fees paid to Glenmede Trust for the past three fiscal years are shown in the following table.
     Shareholder Services Plan

	October 31,	October 31,	October 31,
Portfolio	2009	2008	2007
Core Fixed Income Portfolio		$223,970	$198,414
Government Cash Portfolio		$753,465	$797,177
International Portfolio		$1,803,729	$2,446,849
Large Cap 100 Portfolio		$262,529	$272,577
Large Cap Growth Portfolio		$129,694	$99,130
Large Cap Value Portfolio		$73,883	$97,027
Long/Short Portfolio		$81,112	$77,735
Muni Intermediate Portfolio		$41,498	$33,837
New Jersey Muni Portfolio		$24,577	$24,053
Small Cap Equity Portfolio		$473,114	$611,643
Strategic Equity Portfolio		$201,726	$179,558
Tax-Exempt Cash Portfolio		$940,232	$670,550
Total Market Portfolio		$61,425	$45,134
U.S. Emerging Growth Portfolio		$77,920	$95,495

Distributor
     Shares of the Funds are distributed continuously and are offered without a sales load by Quasar Distributors, LLC (“Quasar Distributors”), 615 East Michigan Street, Milwaukee, WI 53202, pursuant to Distribution Agreements between the Funds and Quasar Distributors. Quasar Distributors receives no fee from the Funds for its distribution services. IBT paid fees to Quasar Distributors for the services it provided as the Funds’ distributor through May 2008 and the Advisor paid Quasar’s out-of-pocket expenses. Effective June 1, 2008, the Advisor and Philadelphia International, with respect to the Philadelphia International Fund, is paying Quasar’s fees and out-of-pocket expenses for the distribution services it provides to the Funds.
Independent Registered Public Accounting Firm
     ____________, serves as the Funds’ independent registered public accounting firm and will audit their financial statements annually.
Counsel
     Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Funds.
Reports
     Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.
PORTFOLIO TRANSACTIONS
     The Investment Advisory Agreements and the Sub-Advisory Agreement authorize the advisors, and the sub-advisor to the International Portfolio, to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct an advisor or sub-advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. Each advisor or sub-advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by an advisor or sub-advisor under each Investment Advisory Agreement and the Sub-Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the advisor or sub-advisor of the Portfolio determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the advisor or sub-advisor to a Portfolio and the advisor’s or sub-advisor’s other clients.
     The Funds are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents that the Portfolios have acquired during the Funds’ most recent fiscal year. During the fiscal year ended October 31, 2009, the Core Fixed Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Long/Short Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio acquired and sold securities of their regular broker/dealers.

     As of October 31, 2009, the Long/Short Portfolio held [ ] with a value of $[ ].
     As of October 31, 2009, the Core Fixed Income Portfolio held [ ] with a value of $[ ].
     As of October 31, 2009, the Large Cap 100 Portfolio held [ ] with a value of $[ ].
     As of October 31, 2009, the Large Cap Growth Portfolio held [ ] with a value of $[ ].
     As of October 31, 2009, the Large Cap Value Portfolio held [ ] with a value of $[ ].
     As of October 31, 2009, the Philadelphia International Fund held [ ] with a value of $[ ].
     As of October 31, 2009, the Small Cap Equity Portfolio held [ ] with a value of $[ ].
     As of October 31, 2009, the Strategic Equity Portfolio held [ ] with a value of $[ ].
     As of October 31, 2009, the U.S. Emerging Growth Portfolio held [ ] with a value of $[ ].
     As of October 31, 2009, the Government Cash Portfolio held [ ] with a value of $[ ].
     As of October 31, 2009, the Total Market Portfolio held [ ] with a value of $[ ].
     During the fiscal years ended October 31, 2009, 2008 and 2007, the Portfolios paid brokerage commissions as follows:

Portfolio	2009	2008	2007
International Portfolio		$997,939	$1,192,004
Large Cap 100 Portfolio		$349,326	$315,479
Large Cap Growth Portfolio		$201,014	$146,932
Large Cap Value Portfolio		$217,927	$120,797
Long/Short Portfolio		$200,941	$164,191
Philadelphia International Fund		$584,769	$634,632
Small Cap Equity Portfolio		$417,542	$482,176
Strategic Equity Portfolio		$195,099	$106,174
Total Market Portfolio		$137,878	$116,837
U.S. Emerging Growth Portfolio		$141,888	$151,709
     Significant changes in brokerage commissions paid by a Portfolio from year to year have been due to changing asset levels and/or portfolio turnover.
     The Core Fixed Income Portfolio, Government Cash Portfolio, Muni Intermediate Portfolio, New Jersey Muni Portfolio, and Tax-Exempt Cash Portfolio do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
     Since June 17, 2009, Mr. Wong, a Director/Trustee of the Funds, is a Managing Director of Knight Equity Markets, LP (“Knight”), and therefore since that date, Mr. Wong may be considered affiliated with Knight. For the period from June 17, 2009, through October 31, 2009, the Portfolios paid the following brokerage commissions to Knight:

	Aggregate		Percentage of
	Dollar Amount of	Percentage of Aggregate	Aggregate Dollar
Portfolio	Brokerage Commissions	Brokerage Commissions	Amount of Transactions

     To the extent that a Portfolio effects brokerage transactions with a broker/dealer affiliated directly or indirectly with the Funds, the advisors, sub-advisor or Quasar Distributors, such transactions will be effected in compliance with applicable law.
     Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the advisors or sub-advisor. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by an advisor or sub-advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by such advisor or sub-advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.
ADDITIONAL INFORMATION CONCERNING TAXES
     The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.
     The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decision and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.
General
     Each Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Portfolio generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company it must meet three important tests each year.
     First, each Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

     Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.
     Third, each Portfolio must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.
     Each Portfolio intends to comply with these requirements. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. If for any taxable year a Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Portfolio’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.
     The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.
State and Local Taxes
     Although each Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.
Taxation of Certain Investments
     The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Portfolio, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.
     In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

     The following Portfolios have available capital loss carryforwards as of October 31, 2009 to offset future net capital gains through the indicated expiration dates as follows:

	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring
Portfolio	in 2010	in 2011	in 2012	in 2013	in 2014	in 2015	in 2016	in 2017
Core Fixed Income	—	—	—	—	$435,603	—	—
International	—	—	—	—	—	—	$8,886,835
Large Cap Growth	—	—	—	—	—	—	$4,619,347
Large Cap Value	—	—	—	—	—	—	$3,706,389
Large Cap 100	—	—	—	—	—	—	$8,743,712
Long/Short	—	—	—	—	$85,999	$7,430,095	$427,492
Small Cap Equity	—	—	—	—	—	—	$4,528,267
Strategic Equity	—	—	—	—	—	—	$3,042,327
Tax- Exempt Cash	—	—	—	—	—	—	—
Total Market	—	—	—	—	—	$2,501,541	$4,223,238
U.S. Emerging Growth	$427,605 *	$427,605 *	—	—	—	—	$4,121,685

*	[As of October 31, 2009, substantially all the losses reflected above for U.S. Emerging Growth Portfolio are subject to certain IRS limitations.]
     During the year ended October 31, 2009, the Core Fixed Income Portfolio utilized capital loss carryforwards of $ .
     During the year ended October 31, 2009, the Core Fixed Income Portfolio had a capital loss carry forward of $        expire.

Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios
     As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios are not suitable for tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio’s dividends being tax-exempt. Additionally, dividends would be ultimately taxable to the beneficiaries of retirement plans, H.R. 10 plans and individual retirement accounts when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.
     For a Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Portfolio’s assets at the close of each quarter of the Portfolio’s taxable year must consist of exempt-interest obligations.
State and Local Taxes
     Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.
SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.
Special Considerations Regarding Investment in New Jersey Municipal Obligations
The concentration of investments by the New Jersey Muni Portfolio in New Jersey Municipal Obligations also raises special investment considerations. This section is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of New Jersey (the “State”), the latest of which is dated ___, 2010. The Funds have not independently verified the information. The creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no responsibility on the part of the State to make payments on such local obligations.
     The State generally has a diversified economic base consisting of, among others, a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture, recreational tourism and casino gambling.

     The State, region and nation have been affected by a global financial crisis which intensified in September 2008 and continues. As a result of the crisis, there has been deterioration in State, regional and national economic growth and the expected rate of future economic growth is expected to decline.
     The persistent economic weakness and slowdown at the international, national and State levels is causing a decrease in the State’s collected revenues and a need for supplemental appropriations for certain programs. As a result of this decrease in revenues collected and estimated for the remainder of fiscal year 2009, and the requirement for supplemental appropriations, the State Treasurer projected on January 2, 2009 a budget shortfall for fiscal year 2009 of $2.1 billion. In response, the Governor has proposed a variety of measures designed to ensure a balanced budget for fiscal year 2009, including spending cuts, salary freezes, redistribution of appropriated funds and federal aid. There is no assurance that the proposed measures will occur, or if implemented will succeed in balancing the budget or that the need for supplemental appropriations will not increase, and therefore it may be necessary for the State to take additional actions to ensure a balanced budget. In addition, adverse conditions including for example, high levels of unemployment, concerns about energy, financial markets and geopolitical tensions, could adversely affect the State’s ability to meet its financial obligations. To the extent that any adverse conditions exist which affect the obligor’s ability to repay debt, the value of the Portfolio may be immediately and substantially affected.
     The State and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer’s taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.
     General obligation bonds of the State are repaid from revenues obtained through the State’s general taxing authority. An inability to increase taxes may adversely affect the State’s ability to authorize or repay debt.
     Public authorities, private non-profit corporations, agencies and similar entities of New Jersey (“Authorities”) are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.
     An absence or reduction of revenue will affect a bond-issuing Authority’s ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.
     Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management’s ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care, which may further affect a hospital’s debt service obligation.
     Housing facilities may be subject to increases in operating costs, management’s ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.
     Certain litigation is pending against the State that could adversely affect the ability of the State to pay debt service on its obligations. These include the following matters: (i) the New Jersey Protection and Advocacy, Inc., a non-profit agency, and two individual plaintiffs filed complaints on April 5, 2005, September 29, 2005 and April 23, 2008 against the New Jersey Department of Human Services and/or its Commissioner alleging violations of the rights of certain patients in state psychiatric hospitals to due process and under the Americans with Disabilities Act and Section 504 of the Rehabilitation Act; (ii) several litigations are pending that involve challenges to the adequacy of educational funding and other programs in respect of poor and middle income school districts within the State; (iii) an owner of approximately 80 acres of wetlands in the City of Cape May has challenged as an unlawful taking the State Department of Environmental Protection’s (“DEP”) refusal to permit development of the property and is seeking in excess of $30 million in damages; (iv) separate actions have been brought alleging that the State violated various constitutional provisions, statutes and common law by failing to fund the Teachers’ Pension and Annuity Fund and Police and Firemen’s Retirement System; (v) various claims have been filed against the Department of Transportation based on a construction contract involving the Route 35 Shark River Bridge; (vi) an action was brought on July 6, 2005 challenging the constitutionality of the State’s elimination of the insurance premiums tax “cap” for health service corporations; (vii) in October 2006 and January 2007, two separate actions were filed challenging the enforcement of the new 7% sales tax on self-storage receipts, fees and dues for health, fitness, sporting, shopping and other clubs or organizations, respectively; (viii) on May 27, 2008, the owner of a wastewater treatment facility asserted claims against the DEP for violating the State Eminent Domain Act, various constitutional provisions and tort claims by allegedly permitting discharges of landfill pollutants into the owner’s wastewater treatment lagoon; and (ix) on July 28, 2008, a complaint was filed claiming that certain provisions of the Educational Facilities Construction and Financing Act that authorizes school construction bonds violates the debt limitation clause of the State Constitution. In addition to these specific cases, there are various numbers of tort, medical malpractice, contract, environmental and other claims pending against the State and its agencies and employees at any given time, on which the State is unable to estimate its exposure.
     Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody’s or A, SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.
GENERAL INFORMATION
Description of Shares and Voting Rights
     The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund voting for the election of its Board members can elect 100% of the Board of that Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the particular Fund. The Funds will not hold annual meetings of shareholders, except as required by the 1940 Act, the next sentence and other applicable law. Each Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the particular Fund. To the extent required by the undertaking, the particular Fund will assist shareholder communication in such matters. The staff of the SEC has expressed the view that the use of a combined Prospectus for the Funds may subject a Fund to liability for misstatements, inaccuracies or incomplete disclosure about the other Fund.
     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors or trustees may be effectively acted upon by shareholders of the Fund voting without regard to the Portfolio.
     Notwithstanding any provision of Maryland law requiring a greater vote of the Glenmede Fund’s common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Glenmede Fund’s Articles of Amendment and Restatement, the Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Glenmede Fund entitled to vote thereon.
Certain Record Holders
     As of November 30, 2009 MUST BE WITHIN 30 DAYS OF PEA FILING], Glenmede Trust held of record substantially all of the outstanding shares of each Portfolio (including the Advisor and Institutional Share classes of the Small Cap Equity Portfolio), except Philadelphia International Fund. For more information about Glenmede Trust and Glenmede Advisers, see “Investment Advisor” in the Prospectuses.
     To the Fund’s knowledge, the following shareholders beneficially owned 5% or more of the outstanding shares of the indicated Portfolio as of November 30, 2009.

Percentage of
Portfolio	Name and Address of Owner	Outstanding Shares
Core Fixed Income Portfolio		%

International Portfolio		%

%

Large Cap Growth Portfolio		%

Large Cap Value Portfolio		%

%

Long/Short Portfolio		%

Philadelphia International Fund		%

%

%

%

%

%

Small Cap Equity Portfolio — Adviser Shares		%

Small Cap Equity Portfolio — Institutional Shares		%

Strategic Equity Portfolio		%

Total Market Portfolio		%

     As of November 30, 2009, the directors/trustees and officers of the Funds collectively owned less than 1% of the outstanding shares of each of the Funds’ Portfolios.
Dividends and Distributions
     Each Portfolio’s policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.
FINANCIAL STATEMENTS
     The Funds’ Financial Statements for the Core Fixed Income Portfolio, Government Cash Portfolio, International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Long/Short Portfolio, Muni Intermediate Portfolio, New Jersey Muni Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio, Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, Total Market Portfolio and U.S. Emerging Growth Portfolio for the year ended October 31, 2009, and the financial highlights for each of the respective periods presented, appearing in the 2009 Annual Report to Shareholders, and the reports thereon of ____________, the Funds’ independent registered public accounting firm, also appearing therein, are incorporated by reference in this SAI. No other parts of the 2009 Annual Report to Shareholders are incorporated herein.
OTHER INFORMATION
     The Funds’ Prospectuses and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.
     Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.
     The third party marks appearing above are the marks of their respective owners.

APPENDIX A – DESCRIPTION OF SECURITIES AND RATINGS
I. Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.
     “A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” – An obligation is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.
     “B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     “R” – An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.
     “SD” and “D” – an obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
     “NR” – An issuer designated “NR” is not rated.
     Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
     “P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     “NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
     “F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
     “B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
     “C” – Securities possess high short-term default risk. Default is a real possibility.
     “RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
     “D” – Default. Indicates a broad-based default for an entity, or the default of a specific short-term obligation.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

     “R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.
     “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.
     “R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “R-5” – Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

     “D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
II. Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” – An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.
     “AA” – An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.
     “A” – An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
     “BBB” – An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.
     “BB,” “B,” “CCC” and “CC” – Obligors rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” – An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.
     “B” – An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.
     “CCC” – An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.
     “CC” – An obligor rated “CC” is currently highly vulnerable.

     Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “R” – An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.
     “SD” and “D” – An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
     “NR” – An issuer designated “NR” is not rated.
     Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

     “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
     “Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
     “BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
     “BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
     “B” – Securities considered to be highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

     “CCC,” “CC” and “C” – A “CCC” rating indicates substantial credit risk, with default a real possibility. A “CC” rating indicates very high levels of credit risk. Default of some kind appears probable. “C” ratings signal exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.
     “RD” – indicates an issuer that in Fitch ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.
     “D” – indicates an issuer that in Fitch ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
     Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.
     “Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
     In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” – Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     “A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.
     “B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, “CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal; that the issuer has made it clear that it will miss such a payment in the near future or in certain cases, that there has been a distressed exchange. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS. Where this scale is used for preferred securities, the nonpayment of a dividend will only be considered as a “D” if the missed payment constitutes default per the legal documents.
     (“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.
III. Municipal Note Ratings
     A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     Note rating symbols are as follows:
     “SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
     “SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     “MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.
IV. Description of Mortgage-Backed Securities
     Mortgage-Related Securities. The Core Fixed Income Portfolio may purchase mortgage-backed securities that are secured by entities such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly- owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by the Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
     On September 7, 2008, Fannie Mae and Freddie Mac (collectively the “GSEs”) were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs’ assets and property and putting them in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced, and they are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a smaller size. The U.S. Treasury, Fannie Mae and the Federal Reserve have collaboratively acted to support the conservatorship, by establishing Preferred Stock Purchase Agreements under which the GSEs issued senior preferred equity shares and warrants to the U.S. Treasury to ensure that they maintain a positive net worth, a new temporary secured lending credit facility to assist the GSEs and the Federal Home Loan Banks in funding their regular business activities in the capital markets until December 31, 2009, and a program to purchase GSE mortgage-backed securities through December 31, 2009, to aid mortgage affordability. The long-term effect that this conservatorship will have on the securities issued or guaranteed by the GSEs is unclear.
     Investments in U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac may involve the risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
     The Core Fixed Income Portfolio may invest in mortgage-backed securities issued or sponsored by both government and non-governmental entities. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

Privately-issued mortgage backed securities must have a rating of at least A by S&P or Moody’s or which if unrated, is in the advisor’s opinion equivalent in credit quality to securities so rated. The ratings assigned by a rating organization (e.g., S&P or Moody’s) to privately-issued mortgage-backed securities address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. Additionally, in order to receive a high quality rating from the rating organizations, privately issued mortgage-backed securities normally are structured with one or more types of “credit enhancement.” Credit enhancement falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default relates to the ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
     The Core Fixed Income Portfolio may also invest in multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.
     Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC certificates in full, whether or not sufficient funds are otherwise available.
     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.
     CMOs and guaranteed REMIC certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.
     CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These are referred to as “sequential pay” CMOs, or REMIC Certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property and other permitted investments.
     Additional structures of CMOs and REMIC certificates include, among others, “parallel pay” CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
     A wide variety of REMIC certificates may be issued in sequential pay or parallel pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
     CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Portfolio based on the Portfolio’s analysis of the market value of the security.
     The Core Fixed Income Portfolio may also invest in stripped mortgage-backed securities (“SMBS”) (including interest only and principal only securities), which are derivative multiple class mortgage-backed securities. The Core Fixed Income Portfolio may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolio’s limitation on investments in illiquid securities. The advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Portfolio’s limitation on investments in illiquid securities.
     SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.
     Because derivative mortgage-backed securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.
V. Description of Asset-Backed Securities
     Asset-Backed Securities. The Core Fixed Income Portfolio may invest in asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.
     The purchase of asset-backed securities may raise considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Ffederal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.
VI. Description of U.S. Government Securities and Certain Other Securities
     The term “U.S. Government Securities” refers to a variety of securities which are issued or guaranteed by the United States Government, and by various agencies, authorities and instrumentalities which have been established or sponsored by the United States Government.
     U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Freddie Mac, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.
     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.
     An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Fannie Mae and Freddie Mac.
     On September 7, 2008, Fannie Mae and Freddie Mac (collectively the “GSEs”) were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs’ assets and property and putting them in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced, and they are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a smaller size. The U.S. Treasury, Fannie Mae and the Federal Reserve have collaboratively acted to support the conservatorship, by establishing Preferred Stock Purchase Agreements under which the GSEs issued senior preferred equity shares and warrants to the U.S. Treasury to ensure that they maintain a positive net worth, a new temporary secured lending credit facility to assist the GSEs and the Federal Home Loan Banks in funding their regular business activities in the capital markets until December 31, 2009, and a program to purchase GSE mortgage-backed securities through December 31, 2009, to aid mortgage affordability. The long-term effect that this conservatorship will have on the securities issued or guaranteed by the GSEs is unclear.
     Investments in U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac may involve the risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
     International institutions that issue securities which the Core Fixed Income Portfolio may purchase include the Asian Development Bank, Inter-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”).
VII. Description of Municipal Obligations
     Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.
     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.
     Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank’s prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.
     The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.
     Municipal Obligations are sometimes purchased on a “when issued” basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.
     From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds’ Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios’ investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.
VIII. Foreign Investments
     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Long/Short, Strategic Equity, International, Small Cap Equity, Large Cap Value, Large Cap 100, Large Cap Growth, Total Market, U.S. Emerging Growth and Philadelphia International Fund Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International and Philadelphia International Fund Portfolios permit the Portfolios to enter into forward foreign currency exchange contracts in order to hedge the Portfolio’s holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.
     Although the Long/Short, Strategic Equity, International, Small Cap Equity, Large Cap Value, Large Cap 100, Large Cap Growth, Total Market, U.S. Emerging Growth and Philadelphia International Fund Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.
     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Long/Short, Strategic

Equity, International, Small Cap Equity, Large Cap Value, Large Cap 100, Large Cap Growth, Total Market, U.S. Emerging Growth and Philadelphia International Fund Portfolios.
IX. Options
     The Long/Short, Large Cap Value and Strategic Equity Portfolios’ writing and purchase of options is a highly specialized activity which involves investment analysis and risks that are different from those associated with ordinary portfolio securities transactions.
     Purchasing options to attempt to increase return through their price appreciation involves the risk of loss of option premium if the advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. Writing options to seek to increase income in a Portfolio involves the risk of net loss (after receiving the option premium) if the advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the advisor is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of a Portfolio will be less favorable than it would have been in the absence of such options transactions. The use of options may increase a Portfolio’s portfolio turnover rate. Higher rates of turnover may result in increased brokerage commissions, and could increase the amount of income received by a Portfolio that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for Federal tax purposes.
     Additionally, there is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or option traded over-the-counter at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     The Long/Short, Large Cap Value and Strategic Equity Portfolios may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities.

X. Futures Contracts and Options on Futures Contracts.
     To seek to increase total return or to hedge against changes in interest rates or securities prices, Long/Short Portfolio may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. The Portfolio will engage in futures and related options transactions for hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by the Portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.
     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
     Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Portfolio proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. The Portfolio may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Portfolio’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those of the Portfolio’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Portfolio’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Portfolio’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Portfolio enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Portfolio’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Portfolio’s portfolio securities would be substantially offset by a decline in the value of the futures position.
     On other occasions, the Portfolio may take a “long” position by purchasing futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

APPENDIX B – PROXY VOTING PROCEDURES
Glenmede Investment Management LP
Philadelphia International Advisors LP
ISS Governance Services, a subsidiary of RiskMetrics Group (ISS)

GLENMEDE INVESTMENT MANAGEMENT LP
PROXY VOTING POLICY
I. EXECUTIVE SUMMARY
There are responsibilities that come with equity ownership. There are responsibilities on not only corporate managers of companies but the stockholders as well. As a shareholder, one is expected to cast informed votes on important issues affecting a company.
II. POLICY
It is the policy of Glenmede to conform to the Shareholders Communication Act (17 CFR 240.14-17) which discusses the distribution of proxy material. One primary objective for Glenmede in it’s fiduciary capacity, is to represent and vote for the best long term interest of its beneficiaries, exercising the care, skill and diligence required by §404(a)(1)(b) of ERISA.
Glenmede may engage the services of a third party proxy processor. It is Glenmede’s policy to see that all proxies are appropriately voted in all managed accounts and custodial accounts unless otherwise directed by the client. In general, it is Glenmede’s position to vote routine proxies in accordance with management’s recommendation. These include an uncontested election of directors and stock splits or dividends. Other matters such as proxy contests, ratification of auditors, anti-takeover measures, capital structure changes, executive and director compensation, are reviewed on a case by case basis by the proxy service which provides fundamental research and subsequent recommendations on the proxy question.
The Glenmede-adopted proxy service has guidelines that provide more detail on each of the above mentioned situations.
Exceptions to the standard proxy voting procedure will be managed pursuant to procedures set forth by the Proxy Committee. In any instance when an exception to the standard procedure will cause Glenmede to split its votes when it has sole proxy voting discretion, the Proxy Committee shall approve and document the rationale. The Proxy Committee shall establish procedures to manage potential conflicts-of-interest between the interests of the clients, on the one hand, and those of Glenmede and certain of its affiliates, on the other.

PHILADELPHIA INTERNATIONAL ADVISORS, LP
PROXY VOTING POLICY
As of May 31, 2009
Overview
Philadelphia International Advisors, LP (“PIA”) has responsibility to see that proxies are appropriately voted. Clients are solicited and records kept indicating whether we are to have discretion in voting proxies or whether they should be voted elsewhere. This is primarily documented via the account agreement. PIA votes all proxies in accordance with its general proxy policy in effect at the time, unless otherwise specifically instructed by the client in writing.
An independent third party proxy service, RiskMetrics Group (formerly known as Institutional Shareholder Services), has been retained by PIA for their fundamental research on the proxy question and subsequent recommendations. Proxies are voted by RiskMetrics in accordance with their proxy voting guidelines with the intent of serving the best interests of PIA’s clients. PIA has directed RiskMetrics that in the event shares are going to be blocked from trading or otherwise will be restricted in the specific country from the time the vote is cast until the adjournment of the meeting, RiskMetrics will abstain from voting.
RiskMetrics will inform PIA’s proxy administrator of any proxies that do not fall within the adopted guidelines. PIA’s proxy administrator will send the proxies in question to the appropriate portfolio manager for review, documentation of vote rationale, and signature. In the event the designated portfolio manager is unavailable, the proxy will be forwarded to the CIO for execution.
Proxy Voting Administration
PIA provides RiskMetrics with daily holdings of all accounts that PIA is responsible for voting. RiskMetrics has approved guidelines from PIA to ensure that all issues are voted.
Quarterly reports are generated by RiskMetrics for each individual account indicating the number of shares and how the shares were voted. The reports are reviewed quarterly.
Conflicts of Interest
PIA has developed this policy to serve the collective interests of our clients, and accordingly, will generally vote pursuant to this policy when conflicts of interest arise. Potential conflicts of interest may arise through business relationships, personal relationships, or familial relationships involving PIA or PIA personnel. When there are proxy voting proposals, however, that give rise to conflicts of interest the proxy shall be voted consistent with the recommendations of RiskMetrics provided that PIA believes that such a vote is consistent with the best interests if its clients.
PIA maintains detailed records on proxy voting. PIA clients may obtain information about how their proxies were voted or a copy of appropriate Proxy Voting Reports by contacting Shawn Parris (phone: 215-419-6188; email: shawn.parris@piadvisors.net).

ISS 2010 PROXY VOTING GUIDELINES SUMMARY
The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.
1. Operational Items:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors:
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
-	Degree to which absences were due to an unavoidable conflict;

-	Pattern of absenteeism; and

-	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own– withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);
The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant board or management actions with potential or realized negative impact on shareholders.
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:
•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.
If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review. To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.
In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.
Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:
•	Egregious employment contracts – Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:
-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

-	Reimbursement of income taxes on executive perquisites or other payments;

-	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts:
-	Inclusion of additional years of service not worked that result in significant payouts;

-	Inclusion of performance-based equity awards in the pension calculation;
•	New CEO with overly generous new hire package:
-	Excessive “make whole” provisions;

-	Any of the poor pay practices listed in this policy;
•	Excessive severance and/or change in control provisions:
-	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

-	Payments upon an executive’s termination in connection with performance failure;

-	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

-	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

-	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

-	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

-	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:
-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained;
•	Internal Pay Disparity:
-	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);
•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
•	Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Employee Stock Purchase Plans– Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns–the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing–was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting–does the new option vest immediately or is there a black-out period?

•	Term of the option–the term should remain the same as that of the replaced option;

•	Exercise price–should be set at fair market or a premium to market;

•	Participants–executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9. Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:
•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:
•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

ISS 2010 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
The following is a concise summary of the ISS general policies for voting non-U.S. proxies. In addition, ISS has country- and market-specific policies, which are not captured below.
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

RMG Classification of Directors – International Policy 2010

Executive Director
• Employee or executive of the company;
• Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
• Any director who is attested by the board to be a non-independent NED;
• Any director specifically designated as a representative of a significant shareholder of the company;
• Any director who is also an employee or executive of a significant shareholder of the company;
• Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
• Government representative;
• Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
• Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
• Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
• Relative[1] of a current employee of the company or its affiliates;
• Relative[1] of a former executive of the company or its affiliates;
• A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
• Founder/co-founder/member of founding family but not currently an employee;
• Former executive (5 year cooling off period);
• Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
Independent NED
• No material[5] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
• Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]	“Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]	For purposes of RMG director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:
•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.
For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.
In addition, vote AGAINST any proposal where:
•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:
•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following: For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

THE GLENMEDE FUND, INC.
PART C. OTHER INFORMATION
PEA #47
Item 28.	Exhibits
(a)	(1)	Articles of Amendment and Restatement, dated October 12, 1988, are incorporated herein by reference to Exhibit 1(a) of
Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on December 29, 1995 (“Post-Effective Amendment No. 17”).

(2)	Articles Supplementary, dated August 16, 1989, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 17.

(3)	Articles Supplementary, dated February 28, 1991, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 17.

(4)	Articles Supplementary, dated March 3, 1992, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 17.

(5)	Articles Supplementary, dated June 2, 1992, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(e) of Post-Effective Amendment No. 17.

(6)	Articles Supplementary, dated September 30, 1994, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 17.

(7)	Articles Supplementary, dated December 30, 1994, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(g) of Post-Effective Amendment No. 17.

(8)	Articles Supplementary, dated February 26, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(h) of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) as filed with the SEC on June 7, 1997 (“Post-Effective Amendment No. 21”).

(9)	Articles Supplementary, dated September 24, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(i) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on October 31, 1997 (“Post-Effective Amendment No. 24”).

(10)	Articles of Amendment, dated September 24, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(i) of Post-Effective Amendment No. 24.

(11)	Articles of Amendment, dated September 24, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(k) of Post-Effective Amendment No. 24.

(12)	Articles Supplementary, dated September 26, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(l) of Post-Effective Amendment No. 24.

(13)	Articles of Amendment, dated December 23, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(m) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on March 2, 1998 (“Post-Effective Amendment No. 26”).

(14)	Articles Supplementary, dated December 23, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(n) of Post-Effective Amendment No. 26.

(15)	Articles of Amendment, dated August 20, 1998, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(15) of Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on December 23, 1998 (“Post-Effective Amendment No. 27”).

(16)	Articles Supplementary, dated October 11, 1999, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(16) of Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on October 15, 1999 (“Post-Effective Amendment No. 29”).

(17)	Articles Supplementary, dated December 13, 1999, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(17) of Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on December 15, 1999 (“Post-Effective Amendment No. 30”).

(18)	Articles of Amendment, dated February 1, 2000, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(18) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 28, 2000 (“Post-Effective Amendment No. 31”).

(19)	Articles Supplementary, dated September 25, 2001, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(19) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on November 29, 2001 (“Post-Effective Amendment No. 33”).

(20)	Articles Supplementary dated, March 18, 2002, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(20) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 27, 2003 (“Post-Effective Amendment No. 35”).

(21)	Articles of Amendment, dated March 18, 2002, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(21) of Post-Effective Amendment No. 35.

(22)	Articles Supplementary, dated July 30, 2002, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(22) of Post-Effective Amendment No. 35.

(23)	Articles Supplementary, dated December 10, 2003, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(23) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on December 12, 2003 (“Post-Effective Amendment No. 36”).

(24)	Articles Supplementary, dated December 8, 2004, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(24) of Post-Effective Amendment No. 39. to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 25, 2005 (“Post-Effective Amendment No. 39”).

(25)	Articles Supplementary, dated February 7, 2005, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(25) of Post-Effective Amendment No. 39.

	(26)	Articles of Amendment, dated February 7, 2005, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(26) of Post-Effective Amendment No. 39.

	(27)	Articles of Amendment, dated June 14, 2005, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(27) of Post-Effective Amendment No. 40.

	(28)	Articles Supplementary, dated June 15, 2006, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(28) of Post-Effective Amendment No. 42 of the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on June 29, 2006 (“Post-Effective Amendment No. 42”).

	(29)	Articles Supplementary, dated September 13, 2006, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(29) of Post-Effective Amendment No. 43 of the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on September 28, 2006 (“Post-Effective Amendment No. 43”).

	(30)	Articles Supplementary, dated January 12, 2007, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(30) of Post-Effective Amendment No. 44 of the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 23, 2007 (“Post-Effective Amendment No. 44”).

	(31)	Articles Supplementary, dated July 24, 2007, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(31) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 28, 2008 (“Post-Effective Amendment No. 45”).

	(32)	Articles of Amendment, dated September 17, 2007, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(32) of Post-Effective Amendment No. 45.

	(33)	Articles Supplementary, dated December 28, 2007, to Articles of Incorporation are incorporated herein by reference to Exhibit (a)(33) of Post-Effective Amendment No. 45.

	(34)	Articles Supplementary, dated March 3, 2008 to the Articles of Incorporation are incorporated herein by reference to Exhibit (a)(34) of Post Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 27, 2009 (“Post-Effective Amendment No. 46”).

(b)	(1)	By-Laws of Registrant are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 17.

	(2)	Amendment No. 1 to the By-Laws of Registrant adopted on September 15, 2004 is incorporated herein by reference to Exhibit (c) of Post-Effective Amendment No. 38 of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on December 20, 2004 (“Post-Effective Amendment No. 38”).

	(3)	Amendment No. 2 to the By-Laws of Registrant adopted on September 11, 2006 is incorporated herein by reference to Exhibit (b)(3) of Post-Effective Amendment No. 43.

(c)		See: Article Fifth, Articles of Amendment and Restatement, dated October 12, 1988, which are incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 17; Articles Supplementary, dated August 16, 1989, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 17; Articles Supplementary, dated February 28, 1991, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 17; Articles Supplementary dated March 3, 1992 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 17; Articles Supplementary dated June 2, 1992 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(e) of Post-Effective Amendment No. 17; Articles Supplementary, dated September 30, 1994, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 17; Articles Supplementary, dated December 30, 1994, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(g) of Post-Effective Amendment No. 17; Articles Supplementary, dated February 26, 1997, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(h) of Post-Effective Amendment No. 21; Articles Supplementary, dated September 24, 1997, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(i) of Post-Effective Amendment No. 24; Articles Supplementary, dated September 26, 1997, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(l) of Post-Effective Amendment No. 24; Articles Supplementary, dated December 23, 1997, to Articles of Incorporation which are incorporated herein by reference as Exhibit 1(n) of Post-Effective Amendment No. 26; Articles Supplementary, dated October 11, 1999, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(16) of Post-Effective Amendment No. 29; Articles Supplementary, dated December 13, 1999, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(17) of Post-Effective Amendment No. 30; Articles Supplementary, dated September 25, 2001, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(19) of Post-Effective Amendment No. 33; Articles Supplementary, dated March 18, 2002, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(20) of Post-Effective Amendment No. 35; Articles Supplementary, dated July 30, 2002, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(22) of Post-Effective Amendment No. 35; Articles Supplementary, dated December 10, 2003, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(23) of Post-Effective Amendment No. 36; Articles Supplementary, dated December 8, 2004, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(24) of Post-Effective Amendment No. 39; Articles Supplementary, dated February 7, 2005, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(25) of Post-Effective Amendment No. 39; Articles Supplementary, dated June 15, 2006, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(28) of Post-Effective Amendment No. 42; Articles Supplementary, dated September 13, 2006, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(29) of Post-Effective Amendment No. 43; Articles Supplementary, dated January 12, 2007 to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(30) of Post-Effective Amendment No. 44; Articles Supplementary, dated July 24, 2007, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(31) of Post-Effective Amendment No. 45; Articles of Amendment, dated September 17, 2007, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(32) of Post-Effective Amendment No. 45; Articles Supplementary, dated December 28, 2007 to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(33) to Post-Effective Amendment No. 45; Articles Supplementary, dated March 3, 2008; and Sections (7) and (11) of Article II, Article VII and Section (3) of Article VIII of Registrant’s By-Laws which are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 17.

(d)	(1)	Investment Advisory Agreement between Registrant and The Glenmede Trust Company, dated October 25, 1988, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 17.

	(2)	Amendment No. 1, dated September 13, 1994, to Investment Advisory Agreement between Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 17.

	(3)	Supplement, dated November 1, 1992, to Investment Advisory Agreement between Registrant and The Glenmede Trust Company, relating to the International Fixed Income and Large Cap Value Portfolios is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 17.

	(4)	Investment Advisory Agreement between the Registrant and The Glenmede Trust Company relating to the Small Cap Equity Portfolio (formerly, the Small Capitalization Equity Portfolio), dated January 1, 1998, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 27.

(5)	Investment Advisory Agreement between the Registrant and The Glenmede Trust Company relating to the U.S. Emerging Growth Portfolio (formerly, the Small Capitalization Growth Portfolio) is incorporated herein by reference to Exhibit (d)(12) to of
Post-Effective Amendment No. 31.

	(6)	Sub-Investment Advisory Agreement among the Registrant, The Glenmede Trust Company and Winslow Capital Management, Inc. relating to the U.S. Emerging Growth Portfolio (formerly, the Small Capitalization Growth Portfolio) is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 31.

	(7)	Assumption and Guarantee, dated September 1, 2000, between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the Government Cash, Tax-Exempt Cash, Core Fixed Income, Strategic Equity, International and Large Cap Value Portfolios is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 28, 2001 (“Post-Effective Amendment No. 32”).

	(8)	Assumption and Guarantee, dated September 1, 2000, between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the Small Cap Equity Portfolio is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 32.

	(9)	Assumption and Guarantee, dated September 1, 2000, between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the U.S. Emerging Growth Portfolio (formerly, the Small Capitalization Growth Portfolio) is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 32.

	(10)	Assumption and Guarantee, dated September 1, 2000, between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Sub-Investment Advisory Agreement among Registrant, The Glenmede Trust Company and TCW Investment Management Company (formerly, TCW Funds Management, Inc.) relating to the U.S.

Emerging Growth Portfolio (formerly, the Small Capitalization Growth Portfolio) is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 32.

(11)	Assumption and Guarantee, dated September 1, 2000, between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Sub-Investment Advisory Agreement among Registrant, The Glenmede Trust Company and Winslow Capital Management, Inc. relating to the U.S. Emerging Growth Portfolio (formerly, the Small Capitalization Growth Portfolio) is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 32.

(12)	Sub-Investment Advisory Agreement, dated July 6, 2001, among Registrant, Glenmede Advisers, Inc. and TCW Investment Management Company relating to the U.S. Emerging Growth Portfolio (formerly, the Small Capitalization Growth Portfolio) is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 33.

(13)	Investment Advisory Agreement, dated January 1, 2002, between Registrant and Philadelphia International Advisors LP relating to the Philadelphia International Fund (formerly, the Institutional International Portfolio) is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on January 29, 2002 (“Post-Effective Amendment No. 34”).

(15)	Amendment No. 1 to Sub-Investment Advisory Agreement, dated as of March 17, 2003, among Registrant, Glenmede Advisers, Inc. and Winslow Capital Management, Inc. relating to the U.S. Emerging Growth Portfolio (formerly, the Small Capitalization Growth Portfolio) is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 36.

(16)	Amendment No. 1 to Sub-Investment Advisory Agreement, dated as of March 17, 2003, among Registrant, Glenmede Advisers, Inc. and TCW Investment Management relating to the U.S. Emerging Growth Portfolio (formerly, the Small Capitalization Growth Portfolio) is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 36.

(17)	Amendment No. 1 to Sub-Investment Advisory Agreement, dated as of March 17, 2003, among Registrant, Glenmede Advisers, Inc. and Philadelphia International Advisors LP relating to the International Portfolio is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 36.

(18)	Sub-Investment Advisory Agreement, dated as of August 1, 2003, among Registrant, Glenmede Advisers, Inc. and Sterling Johnston Capital Management, L.P. relating to the U.S. Emerging Growth Portfolio (formerly, the Small Capitalization Growth Portfolio) is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 36.

(19)	Investment Advisory Agreement, dated as of February 27, 2004, between Registrant and Glenmede Advisers, Inc. relating to Large Cap 100 Portfolio is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 39.

(20)	Investment Advisory Agreement, dated as of February 27, 2004, between Registrant and Glenmede Advisers, Inc. relating to Large Cap Growth Portfolio is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 39.

(21)	Amendment No. 2 to Investment Advisory Agreement, dated as of August 1, 2005, between Registrant and Glenmede Advisers, Inc. relating to Core Fixed Income Portfolio, International Portfolio, Large Cap Value Portfolio and Strategic Equity Portfolio is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 40.

(22)	Amendment No. 1 to Investment Advisory Agreement, dated as of August 1, 2005, between Registrant and Glenmede Advisers, Inc. relating to U.S. Emerging Growth Portfolio is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 40.

(23)	Investment Advisory Agreement, dated September 26, 2006, between Registrant and Glenmede Advisers, Inc. relating to Total Market Long/Short Portfolio is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 43.

(24)	Investment Advisory Agreement, dated September 26, 2006, between Registrant and Glenmede Advisers, Inc. relating to Absolute Return Portfolio is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 43.

(25)	Sub-Investment Advisory Agreement, dated January 1, 2002, among Registrant, Glenmede Advisers, Inc. and Philadelphia International Advisors LP relating to the International Portfolio is incorporated herein by reference to Exhibit (d)(16) of
Post-Effective Amendment No. 34.

(26)	Amendment No. 2 to Sub-Investment Advisory Agreement, dated as of August 1, 2005, among Registrant, Glenmede Advisers, Inc. and Philadelphia International Advisors LP. relating to International Portfolio is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 40.

(27)	Amendment No. 3 to Sub-Investment Advisory Agreement, dated as of January 1, 2007, among Registrant, Glenmede Advisers, Inc., Glenmede Investment Management, LP, Philadelphia International Advisors LP relating to International Portfolio is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 44.

(28)	Amendment to Investment Advisory Agreements, dated as of January 1, 2007, among the Registrant, Glenmede Advisers, Inc., and Glenmede Investment Management LP, relating to the Government Cash, Tax-Exempt Cash, Core Fixed Income (formerly, Intermediate Government), Strategic Equity (formerly, Equity), International, Large Cap Value (formerly, Model Equity), U.S. Emerging Growth (formerly, Small Capitalization Growth), Small Cap Equity (formerly, Small Capitalization Equity), Large Cap Growth, Large Cap 100, Absolute Return and Total Market Long/Short Portfolios is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 44.

(29)	Contractual Fee Waiver Agreement, dated February 15, 2007, between Registrant and Glenmede Investment Management LP relating to the Absolute Return and Total Market Long/Short Portfolios is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 44.

(30)	Contractual Fee Waiver Agreement, dated February 20, 2008, between Registrant and Glenmede Investment Management LP relating to the Long/Short and Total Market Portfolios is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 45.

(e)	(1)	Distribution Agreement, dated July 1, 2008, among the Registrant, Quasar Distributors, Inc. and Glenmede Investment Management LP is incorporated by herein by reference to Exhibit (e)(1) of Post Effective Amendment No. 46.

	(2)	Distribution Agreement, dated July 1, 2008, among the Registrant, Quasar Distributors, LLC and Philadelphia International Advisors LP is incorporated by herein by reference to Exhibit (e)(2) of Post Effective Amendment No. 46.

(f)		Not Applicable.

(g)	(1)	Custody Agreement, dated as of September 1, 2001, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 33.

	(2)	Delegation Agreement, dated as of September 1, 2001, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 33.

	(3)	Amendment to Custody Agreement, effective March 28, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 36.

	(4)	First Amendment to Custody Agreement, dated as of December 10, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 37 to registrant’s Registration Statement on Form N1-A (Nos. 33-22884/811-5577) filed with the SEC on February 27, 2004 (“Post-Effective Amendment No. 37”).

	(5)	Second Amendment to Custody Agreement, dated September 19, 2006, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 43.

	(6)	Transfer Agency Agreement, dated as of September 1, 2001, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(4) of Post-Effective Amendment No. 33.

	(7)	First Amendment to Transfer Agency Agreement, dated as of December 10, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(6) of Post-Effective Amendment No. 37.

	(8)	Second Amendment to Transfer Agency Agreement, dated September 19, 2006, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(8) of Post-Effective Amendment No. 43.

(h)	(1)	Administration Agreement, dated as of September 1, 2001, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 33.

	(2)	First Amendment to Administration Agreement, dated as of December 10, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 37.

	(3)	Second Amendment to Administration Agreement, dated September 26, 2006, between Registrant and Investors Bank & Trust Company, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 43.

	(4)	Amended and Restated Shareholder Servicing Plan and related Agreement, dated September 26, 2006, between the Registrant and The Glenmede Trust Company N.A. is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 43.

	(5)	Securities Lending Agency Agreement, dated September 1, 2001, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 43.

	(6)	Amendment No. 1 to Securities Lending Agency Agreement, dated as of February 28, 2004, between Registrant and Investors Bank & Trust Company, is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 43.

	(7)	Amendment No. 2 to Securities Lending Agency Agreement, dated as of September 19, 2006, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 43.

	(8)	Securities Lending Authorization Agreement, dated as of September 1, 2007, between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 45.

	(9)	Termination and Renewal Agreement, dated as of August 1, 2007, between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 45.

	(10)	First Amendment to Securities Lending Authorization Agreement, dated as of October 15, 2009, between Registrant and State Street Bank and Trust Company, is filed herein as Exhibit (h)(10).

	(11)	Securities Lending and Services Agreement, dated as of October 15, 2009, between the Registrant, on behalf of its Long/Short Portfolio and Total Market Portfolio and State Street Bank and Trust Company is filed herein as Exhibit (h)(11).

(i)	(1)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) as filed with the SEC on December 30, 1997 (“Post-Effective Amendment No. 25”).

	(2)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i)(2) of Post-Effective Amendment No. 29.

	(3)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i)(4) of Post-Effective Amendment No. 36.

	(4)	Opinion of Counsel as to Legality of Securities Being Registered, dated June 29, 2006, is incorporated herein by reference to Exhibit (i)(4) of Post-Effective Amendment No. 42.

(j)	(1)	Consent of Drinker Biddle & Reath LLP, dated December 17, 2009, is filed herein as Exhibit (j)(1).

	(2)	Not Applicable.

(k)		Not Applicable.

(l)	(1)	Purchase Agreement, dated December 28, 1999, between Registrant and The Glenmede Trust Company relating to the U.S. Emerging Growth Portfolio (formerly, Small Capitalization Growth Portfolio) is incorporated herein by reference to Exhibit (1)(3) of Post-Effective Amendment No. 31.

	(2)	Purchase Agreement, dated February 27, 2004, between Registrant and The Glenmede Trust Company relating to the Large Cap 100 Portfolio and Large Cap Growth Portfolio is incorporated herein by reference to Exhibit (l)(2) of Post-Effective Amendment No. 39.

	(3)	Purchase Agreement, dated September 26, 2006, between Registrant and The Glenmede Trust Company, N.A. relating to the Absolute Return Portfolio and Total Market Long/Short Portfolio is incorporated herein by reference to Exhibit (l)(3) of Post Effective Amendment No. 43.

(m)		Not Applicable.

(n)		Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System dated October 24, 1997 is incorporated herein by reference to Exhibit 18 of Post-Effective Amendment No. 24.

(p)	(1)	Revised Code of Ethics of The Glenmede Fund, Inc. is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 46.

	(2)	Amended Code of Ethics of Glenmede Investment Management LP is incorporated herein by reference to as Exhibit (p)(2) of Post-Effective Amendment No. 46.

	(3)	Amended Personal Trading Guidelines of Philadelphia International Advisors LP as Advisor to the Philadelphia International Fund and Sub-Advisor to the International Portfolio is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No.42.

(q)	(1)	Powers of Attorney for H. Franklin Allen, Ph.D., Willard S. Boothby, Jr., Susan W. Catherwood, William L. Cobb, Jr., Gail E. Keppler, Francis J. Palamara, G. Thompson Pew, Jr. and Harry Wong are filed herein as Exhibit (q)(1).

Item 29.		Persons Controlled by or Under Common Control with Registrant

Registrant is not controlled by or under common control with any person. Registrant is controlled by its Board of Directors.

Item 30.		Indemnification

Reference is made to Article Ten of the Registrant’s Amended and Restated Article of Incorporation, incorporated herein by reference to Exhibit 1. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisor
(a)	Glenmede Investment Management LP.
Reference is made to the caption of “Investment Advisors” in the Prospectuses in Part A of this Registration Statement and “Investment Advisory and Other Services” in Part B of this Registration Statement.
Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant’s affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since October 31, 2007, as well as the capacity in which such person was connected.

Name and Position with
Glenmede Investment	Business Address	Connection with
Management LP	of other Company	other Company
Albert E. Piscopo	The Glenmede Trust Company, N.A.	Director, President and Chief Executive Officer
Managing Director	Glenmede Advisers, Inc.	Director, President and Chief Executive Officer/Board Member
	Rittenhouse Square Indemnity Ltd.	Director/Board Member
	Community College of Philadelphia	Director
	Lightport.com	Director
	Opera Company of Philadelphia	Director/Treasurer, Chair Finance Committee
	Drexel Hill School of the Holy Child	Trustee

James R. Belanger Managing Director	The Glenmede Trust Company, N.A.	Senior Vice President, Corporate Counsel and Managing Director of Business Assurance

	Glenmede Advisers, Inc.	Director, Senior Vice President, Corporate Counsel and Managing Director of Business Assurance

	Rittenhouse Square Indemnity, Ltd.	Officer/Board Member
	Tilton Family Trust	Co-Trustee
	Louis Tilton Rev. Trust	Co-Trustee
	United Way Fund Distribution Committee	Member

Laura Williamson Managing Director	The Glenmede Trust Company, N.A.	Executive Vice President and Chief Operating Officer
	Glenmede Advisers, Inc.	Director, Senior Vice President, Chief Financial Officer and Treasurer

Mary Ann B. Wirts	The Glenmede Trust Company, N.A.	First Vice President and Managing Director of Fixed Income
Managing Director and Chief Administrative Officer	Glenmede Advisers, Inc.	Director and First Vice President

Name and Position with
Glenmede Investment	Business Address	Connection with
Management LP	of other Company	other Company
	Woodmere Art Museum National	Secretary/Board Member

	Society of Colonial Dames	Asst. Treasurer/Board Member

	Morris Animal Refuge Endowment Fund	Trustee

	The Acorn Club	Assistant Treasurer/Board Member

Gordon B. Fowler	The Glenmede Trust Company, N.A.	Executive Vice President and Chief Investment Officer
Managing Director and Chief Investment Officer	Glenmede Advisers, Inc.	Managing Partner and Chief Investment Officer

Robert J. Mancuso	The Glenmede Trust Company, N.A.	First Vice President and Managing Director of Equities
Portfolio Manager, Small Cap Equity	Glenmede Advisers, Inc.	First Vice President

Stephen J. Mahoney	The Glenmede Trust Company, N.A.	First Vice President
Portfolio Manager, Fixed Income	Glenmede Advisers, Inc.	First Vice President

Michael C. Crow	The Glenmede Trust Company, N.A.	Vice President
Portfolio Manager, Fixed Income	Glenmede Advisers, Inc.	Vice President

Anthony K. Iuliano	The Glenmede Trust Company, N.A.	First Vice President
Director of Equity Trading	Glenmede Advisers, Inc.	First Vice President

Peter Zuleba	The Glenmede Trust Company, N.A.	First Vice President
Director of Equity Management	Glenmede Advisers, Inc.	First Vice President

Laura LaRosa	The Glenmede Trust Company, N.A.	First Vice President
Director of Fixed Income Management	Glenmede Advisers, Inc.	First Vice President

Vladimir de Vassal	The Glenmede Trust Company, N.A.	First Vice President
Director of Quantitative Research	Glenmede Advisers, Inc.	Vice President

Kimberly C. Osborne	The Glenmede Trust Company, N.A.	Vice President
Relationship Manager, Client Service	Glenmede Advisers, Inc.	Vice President

Rosemarie J. Kane	The Glenmede Trust Company, N.A.	Vice President
Portfolio Execution Manager, Client Service	Glenmede Advisers, Inc.	Vice President

Christopher J. Colarik	The Glenmede Trust Company, N.A.	Vice President
Portfolio Manager, Small Cap Equity	Glenmede Advisers, Inc.	Vice President

John R. Kichula	The Glenmede Trust Company, N.A.	Vice President
Research Analyst, Equity	Glenmede Advisers, Inc.	Vice President

Cynthia Axelrod	The Glenmede Trust Company, N.A.	Vice President
Research Analyst, Equity	Glenmede Advisers, Inc.	Vice President

Name and Position with
Glenmede Investment	Business Address	Connection with
Management LP	of other Company	other Company
R. Bradford Hoopman	The Glenmede Trust Company, N.A.	Vice President
Research Analyst, Equity	Glenmede Advisers, Inc.	Vice President

John Thomas	The Glenmede Trust Company, N.A.	Vice President
Portfolio Manager, Fixed Income	Glenmede Advisers, Inc.	Vice President

Paul T. Sullivan	The Glenmede Trust Company, N.A.	Vice President
Portfolio Manager, Equity	Glenmede Advisers, Inc.	Vice President

Wade Wescott	The Glenmede Trust Company, N.A.	Vice President
Portfolio Manager, Value Equity	Glenmede Advisers, Inc.	Vice President

Joseph Shelly	The Glenmede Trust Company, N.A.	Vice President
Director of Consultant Relations	Glenmede Advisors, Inc.	Vice President
(b)	Philadelphia International Advisors, LP
Reference is made to the caption of “Investment Advisors” in the Prospectuses in Part A of this Registration Statement and “Investment Advisory and Other Services” in Part B of this Registration Statement.
Set forth below is a list of all of the senior officers of Philadelphia International Advisors LP and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since October 31, 2006, as well as the capacity in which such person was connected.

Name and Position with
Philadelphia International	Business Address	Connection with
Advisors LP	of other Company	other Company
Andrew B. Williams President, Chief Executive Officer and Chief Investment Officer	Germantown Friends School	Treasurer
	Wilma Theatre	Board Member

James S. Lobb Managing Director	N/A	N/A

Kent E. Weaver Chief Compliance Officer	N/A	N/A
          In addition to the Funds, Philadelphia International Advisors LP serves as an investment sub-advisor to International Equity Fund, a series of Guidestone Funds, Bartram International Fund, LP and CGCMF International Fund.

Item 32.	Principal Underwriters
(a)	In addition to The Glenmede Fund, Inc., Quasar Distributors, LLC (“Quasar Distributors”) currently acts as distributor for The Glenmede Portfolios. Quasar Distributors also acts as principal underwriter for the following investment companies:

Academy Funds Trust	Fund X Funds	Neimann Tactical Return Fund
ActivePassive Funds	Fusion Funds, LLC	O’Shaughnessy Funds
Akre Funds	Geneva Advisors All Cap Growth Fund	Osterweis Funds
Akros Absolute Return Fund	Gerstein Fisher Funds	Perkins Capital Management
Al Frank Funds	Glenmede Fund, Inc.	Permanent Portfolio Funds
Allied Asset Advisors Funds	Glenmede Portfolios	Perritt Opportunities Funds
Alpine Equity Trust	Greenspring Fund	Phocas Financial Funds
Alpine Income Trust	Grubb & Ellis	PIA Funds
Alpine Series Trust	Guinness Atkinson Funds	Poplar Forest Partners Fund
American Trust	Harding Loevner Funds	Portfolio 21
ACM Funds	Harness Funds	Primecap Odyssey Funds
Appleton Group	Hennessy Funds, Inc	Prospector Funds
Artio Global Funds	Hennessy Mutual Funds, Inc.	Purisima Funds
Ascentia Funds	Hodges Funds	Quaker Investment Trust
Brandes Investment Trust	Hotchkis and Wiley Funds	Rainier Funds
Brandywine Blue Funds, Inc.	Huber Funds	Rigel Capital, LLC
Brazos Mutual Funds	Intrepid Capital Management	RBC Funds Trust
Bridges Investment Fund, Inc.	Jacob Internet Fund Inc.	Rockland Small Cap Growth Fund
Brown Advisory Funds	Jensen Portfolio	Schooner Investment Group
Buffalo Funds	Keystone Mutual Funds	Smead Value Fund
CAN SLIM Select Growth Fund	Kiewit Investment Fund L.L.L.P.	Snow Fund
Capital Advisors Funds	Kirr Marbach Partners Funds, Inc	Stephens Management Co.
Chase Funds	LKCM Funds	Structured Investment Fund
Congress Funds	Macquarie Fund	Teberg Fund
Cookson Peirce	Marketfield Funds	Thompson Plumb (TIM)
Counterpoint Select Fund	Marquette Fund	Thunderstorm Mutual Funds
Country Funds	Masters’ Select Fund Trust	TIFF Investment Program, Inc.
Davidson Funds	Matrix Asset Advisors, Inc.	Tygh Capital Management
DSM Capital Funds	McCarthy Fund	USA Mutuals Funds
Edgar Lomax Value Fund	Monetta Fund, Inc.	Villere Fund
Empiric Funds, Inc.	Monetta Trust	Windowpane Advisors, LLC
Evermore Global Investors Trust	Morgan Dempsey Funds	Wisconsin Capital Funds, Inc.
FIMCO Funds	MP63 Fund	Winslow Green Mutual Funds
First American Funds, Inc.	Mariner Funds	WY Funds
First Amer Investment Funds, Inc	Muhlenkamp (Wexford Trust)
First Amer Strategy Funds, Inc.	Newgate Capital
Fort Pitt Capital Group, Inc.	Nicholas Funds
(b)	Information regarding Quasar Distributors, LLC is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.
CRD # on Form BD
103848
(c)	Not applicable

Item 33.	Location of Accounts and Records
     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:
(1)	Glenmede Investment Management LP One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, Pennsylvania 19103 (records relating to its functions as investment advisor)

(2)	Philadelphia International Advisors LP
1650 Market Street, Suite 1400
Philadelphia, Pennsylvania 19103
(records relating to its functions as investment advisor to the Philadelphia International Fund and sub-investment advisor to the International Portfolio)

(3)	State Street Bank and Trust Company
4 Copley Place, 5th Floor
CPH-0326
Boston, MA 02116
(records relating to its functions as custodian, administrator, transfer agent, dividend disbursing agent, securities lending agent and short sales lending agent

(4)	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202 (records relating to its functions as distributor)

(5)	Drinker Biddle & Reath LLP One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103-6996 (Registrant’s minute books)

Item 34.	Management Services
Not applicable.

Item 35.	Undertakings
(a)	Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders’ rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant’s outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of directors, and the Registrant will assist in shareholder communications as required by Section 16(c) of the Act.

(b)	Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post Effective Amendment No. 47 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania on the 17th day of December, 2009.

THE GLENMEDE FUND, INC.
By	/s/ Mary Ann B. Wirts
Mary Ann B. Wirts
President and Treasurer (Chief Executive Officer and Chief Financial Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 47 to the Registration Statement had been signed below by the following persons in the capacities indicated on the 17th day of December, 2009.

Signature	Title	Date

*	Chairman	December 17, 2009

G. Thompson Pew, Jr.

/s/ Mary Ann B. Wirts	President	December 17, 2009

Mary Ann B. Wirts	(Chief Executive Officer) and Treasurer (Chief Financial Officer)

*	Director	December 17, 2009

H. Franklin Allen, Ph.D.

*	Director	December 17, 2009

Willard S. Boothby, Jr

*	Director	December 17, 2009

Susan W. Catherwood

*	Director	December 17, 2009

William L. Cobb, Jr.

Signature	Title	Date

*	Director	December 17, 2009

Gail E. Keppler

*	Director	December 17, 2009

Francis J. Palamara

*	Director	December 17, 2009

Harry Wong

*By	/s/ Michael P. Malloy

Michael P. Malloy, Attorney-in-fact

EXHIBIT INDEX

Exhibit No.
(h)	(10)	First Amendment to Securities Lending Authorization Agreement.

(h)	(11)	Securities Lending and Services Agreement

(j)	(1)	Consent of Drinker Biddle & Reath LLP

(q)	(1)	Powers of Attorney